AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 23, 2026

1933 Registration File No. 333-221764

1940 Act File No. 811-23312

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☑
Pre-Effective Amendment No. __	☐
Post-Effective Amendment No. 208	☑
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☑
Amendment No. 211	☑

TIDAL TRUST III

(Exact Name of Registrant as Specified in Charter)

Tidal ETF Services LLC

234 West Florida Street, Suite 700

Milwaukee, WI 53204

(Address of Principal Executive Offices, Zip Code)

(Registrant’s Telephone Number, including Area Code) (855) 843-2534

The Corporation Trust Company

1209 Orange Street

Corporation Trust Center

Wilmington, DE 19801

(Name and Address of Agent for Service)

Copies to:

Eric W. Falkeis Tidal ETF Services LLC 234 West Florida Street, Suite 700 Milwaukee, WI 53204	Rachael L. Schwartz Sullivan & Worcester LLP 1251 Avenue of the Americas, 19th Floor New York, NY 10020

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☑	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485

Explanatory Note: This Post-Effective Amendment No. 208 to the registration statement of Tidal Trust III (the “Trust”) is adding five new series, Silvia Anti-Money Printer ETF, Silvia Best Ideas ETF, Silvia Bitcoin + Treasury mNAV Discount ETF, Silvia World’s Richest Man ETF, and Silvia NVDA CEO Interview ETF, to the Trust.

SUBJECT TO COMPLETION

Dated October 23, 2026

THE INFORMATION HEREIN IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION IN WHICH THE OFFER OR SALE IS NOT PERMITTED.

[LOGO]

Silvia Anti-Money Printer ETF ( )

Silvia Best Ideas ETF ( )

Silvia Bitcoin + Treasury mNAV Discount ETF ( )

Silvia World’s Richest Man ETF ( )

Silvia NVDA CEO Interview ETF ( )

listed on [             ]

PROSPECTUS

[    ], 2027

The U.S. Securities and Exchange Commission (the “SEC”) has not approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

SUMMARY INFORMATION

SILVIA ANTI-MONEY PRINTER ETF - FUND SUMMARY

Investment Objective

Silvia Anti-Money Printer ETF seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	[ ]
Distribution and Service (12b-1) Fees	None
Other Expenses(2)	0.00%
Total Annual Fund Operating Expenses	[ ]

(1)	Under the Fund’s investment advisory agreement, in exchange for a single unitary management fee from the Fund, the Fund’s adviser has agreed to pay all expenses incurred by the Fund, except for its advisory fee, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”), and litigation expenses, and other non-routine or extraordinary expenses.
(2)	Estimated for the current year.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$[ ]	$[ ]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense example above, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing in securities that provide exposure to three hard asset-related, also known as “anti-money printer,” investment themes (as described more below):

(i)	productive land;
(ii)	bitcoin (via investment in bitcoin miners and/or bitcoin exchange traded products), and
(iii)	gold (via investment in gold miners and/or gold exchange traded products).

The Fund generally targets an allocation of approximately 33% of its net assets to each theme (each, a “sleeve”), although the Fund’s allocations may vary over time.

Hard assets, including those represented in the three sleeves above, are often referred to as anti-money printer assets as a reflection of their perceived ability to retain tangible value even during periods of economic instability. Such assets generally represent physical/tangible utility not tied to fiat currencies which can be printed or inflated by central banks or governmental money creation efforts and have the potential to maintain or increase in market value over time and across varied economic cycles.

Investment Sleeves

●	Productive Land: The Fund’s productive land sleeve may include real estate investment trusts (“REITs”) focused on land or timber, farmland companies, and mineral and timberland royalty companies that derive at least 75% of their revenue from qualifying land-based activities. The Fund may invest up to 10% of its net assets in publicly traded partnerships in the aggregate.

●	Bitcoin: The Fund’s bitcoin sleeve may include equity securities of bitcoin miners, as well as investments in other ETFs that gain exposure to bitcoin indirectly via derivatives, or investments in other exchange traded products (“ETPs”) that may hold spot bitcoin. A bitcoin miner is a company utilizing networks of specialized computers to secure the Bitcoin Network, verify transactions and mint new bitcoins, and for purposes of the Fund’s investment strategy, derives at least 50% of its revenue from bitcoin mining activities. The Fund may also invest in other ETFs that seek to gain exposure primarily to bitcoin miners. The Fund will not invest directly in spot bitcoin. Please see the prospectus section “Additional Information About the Funds” for a description about bitcoin.

●	Gold: The Fund’s gold sleeve may include equity securities of gold miners, royalty companies and gold streaming companies that derive at least 50% of their revenue from mining, royalties or streaming activities, or that hold gold reserves representing at least 50% of their total assets. Silver and diversified precious metals miners may also be eligible for investment if at least 50% of their revenue can be attributable to gold mining or other gold-related activities. The gold sleeve may also include investments in other ETFs that gain exposure to gold indirectly via derivatives, or investments in other ETPs that may hold gold bullion (spot Gold ETPs). The Fund may also invest in other ETFs that seek to gain exposure primarily to gold miners, royalty companies and/or gold streaming companies as described above. The Fund will not invest directly in physical gold bullion.

In selecting investments in equity securities of individual companies across each investment sleeve (e.g. bitcoin miners, gold miners or land companies), or in REITs for the productive land investment sleeve, the Fund’s investment sub-adviser, ProCap Investment Advisers, LLC (the “Sub-Adviser”) applies the following minimum eligibility criteria: (a) a market capitalization of at least $250 million; (b) average daily dollar trading volume of at least $2 million over the trailing 60-day period; and (c) free float (the percentage of an issuer’s outstanding shares that are publicly available for trading) of at least 20%. In making such selections among companies meeting these criteria, the Sub-Adviser utilizes both quantitative and fundamental analysis to evaluate (i) revenue and earnings growth potential; (ii) free cash flow generation; (iii) competitive positioning; (iv) valuation metrics; and (v) capital expenditure trends. In respect of the Fund’s equity investments in individual companies, the Fund will invest primarily in U.S.-listed common equity securities, including U.S.-listed shares of foreign issuers and American depositary receipts (“ADRs”), but may also invest in equity securities listed outside the United States.

The Sub-Adviser generally seeks to maintain each sleeve at approximately 33% of the Fund’s net assets, although the Fund’s allocations may vary over time depending on the Sub-Adviser’s assessment of prevailing market conditions and opportunities. The Fund expects to hold approximately 10 to 20 positions under normal market conditions, but the number of holdings may vary from this range depending on the Sub-Adviser’s current assessments as to availability of attractive investment opportunities and current market conditions.

The Sub-Adviser will reallocate the Fund’s portfolio at least quarterly. Additionally, the Sub-Adviser may reallocate the Fund’s portfolio intra-quarter, particularly if a sleeve deviates from its target by more than five percentage points. A security may be sold at any time if it ceases to satisfy the applicable sleeve eligibility requirements or revenue threshold, or fails the Fund’s trading-volume requirement for two consecutive months. The Fund may hold up to 5% of its net assets in cash, cash equivalents and U.S. Treasury securities.

Portfolio Attributes

The Fund is classified as a “non-diversified” investment company under the 1940 Act and, therefore, may invest a greater percentage of its assets in a particular issuer than a diversified fund.

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in securities providing exposure to the hard-asset related, anti-money printer investment sleeves.

It is expected that one or more ETPs utilized by the Fund to implement its strategies will not be registered as an investment company subject to the 1940 Act. This subjects the Fund to certain risks as described further in the section below titled “Principal Investment Risks.”

Cayman Subsidiary

The Fund may gain exposure to certain investments that do not generate “qualifying income” under the source of income test required to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) (e.g., spot crypto ETPs and spot gold ETPs), by investing through a wholly-owned Cayman Islands subsidiary (the “Subsidiary”) that is advised by the Adviser (as defined below) and sub-advised by the Sub-Adviser.

Unlike the Fund, the Subsidiary may invest without limitation in these investments; however, the Subsidiary will comply with the same Investment Company Act of 1940, as amended (the “1940 Act”), requirements that are applicable to the Fund. In addition, the Subsidiary will be subject to the same fundamental investment restrictions as the Fund and will comply with them on an aggregate basis with the Fund, and will follow the same compliance policies and procedures as the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a RIC under the Code. The Fund is the sole investor in the Subsidiary and does not expect the shares of the Subsidiary to be offered or sold to other investors. Because the value of the Subsidiary must not exceed 25% of the Fund’s value at the close of any quarter, the Subsidiary may need to sell assets as a quarter-end approaches and pay a dividend to the Fund. This dividend will constitute qualifying income for RIC purposes. Except as otherwise noted, for purposes of this Prospectus, references to the Fund’s investments include the Fund’s indirect investments through the Subsidiary.

Reverse Repurchase Agreements

The Fund may invest in reverse repurchase agreements, which are a form of borrowing where the Fund sells portfolio securities to financial institutions and agrees to repurchase them at a later date for a higher price. This arrangement allows the Fund to use the proceeds from the initial sale for other investment purposes. However, since the Fund repurchases the securities at a higher price, it incurs a loss on these transactions.

To qualify for treatment as a regulated investment company (RIC) under the Internal Revenue Code, the Fund may use reverse repurchase agreements to ensure that its investment in the Subsidiary does not exceed 25% of the Fund’s total assets at the end of each fiscal quarter. During other times of the year, the Fund’s investments in the Subsidiary may exceed 25% of its total assets.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”) per share, trading price, yield, total return, and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Funds—Principal Risks of Investing in the Funds.”

An investment in the Fund entails risk. The Fund may not achieve its investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.

Equity Market Risk. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from specific issuers. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests. Common stocks, such as those held by the Fund, are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.

Productive Land Investment Risks. The Fund invests in companies whose businesses are tied to productive land and land-based assets, including land and timber REITs, farmland companies, and mineral and timberland royalty companies. These companies may be adversely affected by changes in land and real estate values, agricultural and commodity prices, interest rates and financing costs, weather and natural disasters, water availability, environmental conditions, and laws and regulations governing land use, agriculture, forestry, mining, and natural resources. The value and productivity of the underlying assets also may be affected by drought, wildfire, floods, pests, disease, and other environmental or climate-related events. Any of these factors could adversely affect the operations, asset values, or share prices of productive land companies and cause the Fund to lose value.

Bitcoin Mining Company Investment Risks. The Fund invests in equity securities of companies engaged in bitcoin mining. The revenues, profitability and share prices of bitcoin mining companies are highly dependent on the price of bitcoin and the economics of bitcoin mining. Bitcoin mining companies may be adversely affected by declines in the price of bitcoin, increases in mining difficulty or competition, increases in network computing power, reductions in mining rewards, including as a result of periodic bitcoin “halving” events, and increases in electricity and other operating costs. Bitcoin mining also requires significant amounts of electricity and specialized computing equipment, and mining companies may be adversely affected by equipment failures or obsolescence, supply constraints, increases in equipment costs, or disruptions or limitations in access to electricity. Bitcoin mining companies are also subject to evolving laws and regulations relating to digital assets, energy consumption and environmental matters, as well as risks associated with the continued operation, security and adoption of the Bitcoin network. Certain bitcoin mining companies may also use their computing infrastructure for artificial intelligence or high-performance computing activities, which subjects such companies to additional operational, competitive, technological and execution risks. Any of these factors could adversely affect the operations, financial condition or share prices of bitcoin mining companies and cause the Fund to lose value.

Bitcoin Investment Risk. The Fund is indirectly exposed to bitcoin through its investments. Bitcoin is a relatively new and highly volatile asset, and its value may change significantly over short periods of time. The price and adoption of bitcoin may be affected by, among other things, regulatory developments, market sentiment and speculation, fraud or manipulation, cybersecurity incidents, disruptions or failures of digital asset trading platforms, changes to the Bitcoin network or its underlying technology, competition from other digital assets and blockchain technologies, and changes in the acceptance or use of bitcoin. The Bitcoin network also may be adversely affected by security vulnerabilities, changes to its underlying protocol, including “forks,” or concentration of the computing power used to maintain the network. Any of these factors may cause the price of bitcoin to decline significantly and, in turn, adversely affect the value of the Fund’s investments.

●	Digital Assets Risk: Digital assets like bitcoin, designed as mediums of exchange, are still an emerging asset class and are not presently widely used as such. They operate independently of any central authority or government backing and are subject to regulatory changes and extreme price volatility. The trading platforms for digital assets are relatively new, largely unregulated or possibly operating out of compliance with regulations, and thus more vulnerable to fraud and failures compared to traditional, regulated exchanges. Shutdowns of these platforms due to fraud, technical glitches, or security issues can significantly affect digital asset prices and market volatility.

●	Digital Asset Markets Risk: The digital asset market, particularly bitcoin, has experienced considerable volatility, leading to market disruptions and erosion of confidence among market participants. This instability and the resultant negative publicity could adversely affect the Fund’s reputation and trading prices. Ongoing market turbulence could significantly impact the value of the Fund’s share.

Gold Investment Risks. The Fund invests in equity securities of gold miners, royalty companies and streaming companies, as well as gold miner equity ETFs and other ETFs or ETPs seeking exposure to gold. These investments are subject to risks associated with the gold mining industry and may be significantly affected by changes in the market price of gold. Gold prices can be volatile and are influenced by numerous factors, including global supply and demand, interest rates, inflation expectations, currency exchange rates, economic and political conditions, central bank activity, and investor sentiment. Gold mining companies are also subject to operational risks associated with the exploration, development and production of gold, including changes in production costs, availability of labor and equipment, mine development risks, depletion of reserves, environmental and regulatory requirements, and disruptions caused by weather, natural disasters or political instability. Royalty and streaming companies may be affected by the operating and financial performance of the mining companies and projects from which they derive revenues and generally have limited control over the operation or development of such projects. Gold miner equity ETFs are subject to these same industry risks and to the risks associated with investing in ETFs. A decline in gold prices or adverse developments affecting the gold mining industry may cause the value of the Fund’s investments to decline, potentially significantly.

Foreign Securities Risk. Investments in U.S.-listed securities of foreign issuers involve risks that may not be present with investments in U.S. issuers. Foreign issuers may be affected by political, economic, regulatory or social conditions in their home countries and may be subject to different accounting, auditing, financial reporting, corporate governance and investor protection standards than U.S. issuers. There may also be less publicly available information regarding certain foreign issuers. The value of securities of foreign issuers may be affected by changes in currency exchange rates, even when such securities trade in the United States and in U.S. dollars. Investments in foreign issuers may also be subject to foreign taxes, and differences in legal systems may make it more difficult to obtain or enforce judgments against foreign issuers.

●	Depositary Receipt Risk. ADRs involve risks similar to those associated with investments in foreign securities and certain additional risks. ADRs are issued by U.S. depositary banks and represent interests in securities of foreign issuers. The value of an ADR may be affected by changes in the value of the underlying foreign security, currency exchange rates, and political, economic or regulatory developments affecting the foreign issuer or its home country. In addition, an ADR may not provide a return that corresponds precisely with the return of the underlying foreign security.

Economic and Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets.

ETF Risks

●	Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

●	Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

●	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

●	Trading. Although Shares are listed on a national securities exchange, such as [ ] (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

Market Capitalization Risks,

●	Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

●	Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large-capitalization stocks or the stock market as a whole.

●	Small-Capitalization Investing. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.

Cayman Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The investments held by the Subsidiary are subject to the same economic risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to continue to operate as it does currently and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns. In addition, the Subsidiary is also subject to many of the risks to which the Fund is subject, such as tax risks and market and data risks.

Underlying Fund Risk. The Fund will incur higher and duplicative expenses when it invests in other investment companies, such as ETFs. By investing in another investment company, the Fund becomes a shareholder of that investment company and bears its proportionate share of the fees and expenses of the other investment company. There is also the risk that the Fund may suffer losses due to the investment practices of the underlying funds as the Fund will be subject to substantially the same risks as those associated with the direct ownership of securities held by such investment companies. Investments in ETFs are also subject to the “ETF Risks” described herein.

●	Underlying Bitcoin Fund Risks: Underlying ETFs or ETPs that focus on bitcoin, either through direct bitcoin holdings (“spot bitcoin ETPs”) or indirectly via derivatives like futures contracts or swaps (ETFs), carry significant risks. These risks include high market volatility, which can be influenced by technological advancements, regulatory changes, and broader economic factors. When trading derivatives, liquidity risks and counterparty risks are substantial. Managing futures contracts can be complex and may affect the performance of an underlying fund. The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Additionally, each such underlying fund, and consequently the Fund to the extent of its investment in the underlying fund, is dependent on blockchain technology, which brings technological and cybersecurity risks, along with custodial challenges for securely storing digital assets. The constantly evolving regulatory and legal landscape presents continuous compliance and valuation difficulties. Risks related to market concentration and network issues in the digital asset sector further add complexity. Moreover, operational intricacies in managing digital assets and potential market volatility can lead to losses for each such underlying fund.

●	Underlying Gold Fund Risks. Through its positions in Gold ETPs, the Fund generally will be subject to the risks associated with such vehicle’s investments, including the possibility that the value of the securities or instruments held by or linked to a Gold ETP could decrease. There is also a risk that a Gold ETP’s gold bars held by its custodian could be lost, damaged, or stolen. A Gold ETP’s access to its gold bars could be restricted by natural events (such as earthquakes) or human actions (such as a terrorist attack). This would adversely impact the operations of the Gold ETPs and thus, the Fund’s investments in the Gold ETPs.

●	Potentially No 1940 Act Protections: Spot bitcoin or spot gold ETPs and other underlying funds may not be registered as an investment company subject to the 1940 Act. Accordingly, investors in such an underlying fund would not have the protections expressly provided by that statute, including: provisions preventing underlying fund insiders from managing the fund to their benefit and to the detriment of shareholders; provisions preventing an underlying fund from issuing securities having inequitable or discriminatory provisions; provisions preventing management by irresponsible persons; provisions preventing the use of unsound or misleading methods of computing underlying fund earnings and asset value; provisions prohibiting suspension of redemptions (except under limited circumstances); provisions limiting fund leverage; provisions imposing a fiduciary duty on fund managers with respect to receipt of compensation for services; and provisions preventing changes in an underlying fund’s character without the consent of shareholders.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

New Sub-Adviser Risk. The Sub-Adviser is a recently formed entity and does not have experience with managing an exchange-traded fund regulated under the 1940 Act. As a result, there is no long-term track record against which an investor may judge the Sub-Adviser’s effectiveness.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund, Adviser, and Sub-Advisers seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Reverse Repurchase Agreement Risk. Similar to borrowing, reverse repurchase agreements provide the Fund with cash for investment purposes, which creates leverage and subjects the Fund to the risks of leverage. Reverse repurchase agreements also involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and/or if the value of collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of securities.

Tax Risk. The Fund intends to treat any income received by the Subsidiary as “qualifying income” under the provisions of the Code applicable to RICs. The IRS has issued numerous private letter rulings (“PLRs”) provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of such PLRs have now been revoked by the IRS. In March of 2019, the IRS published Regulations that concluded that income from a corporation similar to the Subsidiary would be qualifying income. Although the Regulations do not require distributions from the Subsidiary, the Fund intends to cause the Subsidiary to make distributions that would allow the Fund to make timely distributions to its shareholders and to meet the requirement that the Subsidiary have a value not in excess of 25% of the Fund’s value at the close of a quarter. The Fund generally will be required to include in its own taxable income the income of the Subsidiary for a tax year, regardless of whether the Fund receives a distribution of the Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a regulated investment company and would be taken into account for purposes of the 4% excise tax.

If the Fund did not qualify as a RIC for any taxable year and certain relief provisions were not available, the Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. In such event, in order to re-qualify for taxation as a RIC, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. This would cause investors to incur higher tax liabilities than they otherwise would have incurred and would have a negative impact on Fund returns. In such event, the Fund’s Board of Trustees may determine to reorganize or close the Fund or materially change the Fund’s investment objective and strategies. In the event that the Fund fails to qualify as a RIC, the Fund will promptly notify shareholders of the implications of that failure.

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Performance

Performance information for the Fund is not included because the Fund has not completed a full calendar year of operations as of the date of this Prospectus. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Updated performance information will be available on the Fund’s website at [ ].

Management

Investment Adviser: Tidal Investments LLC (the “Adviser”) serves as investment adviser to the Fund.

Investment Sub-Adviser: ProCap Investment Advisers, LLC (the “Sub-Adviser”) serves as investment sub-adviser to the Fund.

Portfolio Managers:

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.

Anthony J. Pompliano, Portfolio Manager for the Sub-Adviser, has been a portfolio manager of the Fund since its inception.

Andy Hicks, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception.

Qiao Duan, CFA, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception.

CFA® is a registered trademark owned by the CFA Institute.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only Authorized Participants (APs) (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares are listed on a national securities exchange, such as the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.”

When available, information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.[ ].com.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless an investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

SUMMARY INFORMATION

SILVIA BEST IDEAS ETF- FUND SUMMARY

Investment Objective

Silvia Best Ideas ETF seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	[ ]
Distribution and Service (12b-1) Fees	None
Other Expenses(2)	0.00%
Total Annual Fund Operating Expenses	[ ]

(1)	Under the Fund’s investment advisory agreement, in exchange for a single unitary management fee from the Fund, the Fund’s adviser has agreed to pay all expenses incurred by the Fund, except for its advisory fee, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”), and litigation expenses, and other non-routine or extraordinary expenses.
(2)	Estimated for the current year.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$[ ]	$[ ]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense example above, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund is an actively managed ETF that seeks to achieve its investment objective of long-term capital appreciation by investing in equity securities identified from single stock investment ideas published in Opening Bell Daily’s Best Ideas Club (the “Best Ideas Club”). Opening Bell Daily, LLC, is an independent financial news and research outlet that publishes newsletters, social media and video content, including a syndicated column in Inc. Magazine, content accessible by Bloomberg Terminal users, and the Best Ideas Club described below. The Sub-Adviser’s (defined below) portfolio manager is a co-founder and equity owner of Opening Bell Daily, which has granted a license to the Sub-Adviser to use Best Ideas Club’s content in its management of the Fund. License fees for use of the Best Ideas Club content are paid by the Sub-Adviser, and not by the Fund.

Subscribers to the Best Ideas Club receive weekly investment ideas obtained through interviews with institutional investors and portfolio managers in which the interviewed investors and managers discuss their highest-conviction investment ideas. ProCap Investment Advisers, LLC, the Fund’s sub-adviser (the “Sub-Adviser”) reviews eligible investment ideas published by the Best Ideas Club, conducts independent due diligence with respect to such ideas, and determines in its discretion whether the Fund should invest in one or more of the identified securities. The Fund is not required to invest in any particular investment idea published by the Best Ideas Club. Additionally, the Fund will not invest in a particular security unless it has been identified in the Best Ideas Club. However, the institutional investors and portfolio managers whose ideas are sourced from the Best Ideas Club have no investment discretion in the selection, approval or management of the Fund’s investment portfolio, and none serve in a fiduciary capacity to the Fund or its shareholders.

In selecting investments among investment ideas generated from Best Ideas Club publications, the Sub-Adviser applies the following minimum eligibility criteria: (a) an issuer must have been identified in the Best Ideas Club during the preceding 12 months; (b) have a market capitalization of at least $250 million at the time the Fund makes its investment; (c) have average daily dollar trading volume (the average dollar value of an issuer’s shares traded each day) of at least $5 million over the trailing 60-day period; and (d) have a free float (the percentage of an issuer’s outstanding shares that are publicly available for trading) of at least 20%. In making selections from companies identified as Best Ideas Club investment ideas that meet the above eligibility criteria, the Sub-Adviser utilizes both quantitative and fundamental analysis to evaluate (i) revenue and earnings growth potential; (ii) free cash flow generation; (iii) competitive positioning; (iv) valuation metrics; and (v) capital expenditure trends. Eligible securities consist of U.S.-listed common equity securities, including U.S.-listed shares of foreign issuers and American depositary receipts (“ADRs”). Closed-end funds, exchange-traded products, special purpose acquisition companies (“SPACs”), and issuers subject to a publicly announced definitive acquisition agreement are not eligible.

If the same issuer is identified by more than one investor, the Fund will treat the issuer as a single potential portfolio position. If an investment idea relating to an existing portfolio company is subsequently republished by the Best Ideas Club, the Fund’s target holding period for that security will generally restart as of the date of republication.

The Sub-Adviser reviews newly published Best Ideas Club investment ideas on an ongoing basis. Positions generally are established at approximately equal weights. The Fund generally expects to hold between 40 to 60 securities at any given time and generally targets a holding period of approximately 12 months from the date the position is initiated. However, the Fund may sell a security earlier based on changes to the Sub-Adviser’s investment thesis or if the investor who originated the idea prompting the Fund’s investment publicly discloses that the investor no longer supports the investment idea. The Fund generally reallocates and reconstitutes its portfolio weekly. A portfolio security generally will be removed upon delisting, completion of an acquisition, failure to satisfy the applicable market capitalization or trading-volume requirements for two consecutive months, or expiration of its applicable 12-month holding period. The Fund may hold up to 5% of its net assets in cash, cash equivalents and U.S. Treasury securities.

The Fund is classified as a “non-diversified” investment company under the 1940 Act and, therefore, may invest a greater percentage of its assets in a particular issuer than a diversified fund.

None of the Fund, Tidal Trust III (the “Trust”), the Adviser, the Sub-Adviser, or their respective affiliates makes any representation regarding the investment performance of any investment idea or investor featured by Opening Bell Daily or the Best Ideas Club.

OTHER THAN THE LICENSING ARRANGEMENT AND SUB-ADVISER PORTFOLIO MANAGER RELATIONSHIP TO OPENING BELL DAILY DESCRIBED ABOVE, NONE OF THE FUND, THE TRUST, THE ADVISER OR THE SUB-ADVISER IS OTHERWISE AFFILIATED, CONNECTED OR ASSOCIATED WITH OPENING BELL DAILY, THE BEST IDEAS CLUB OR ANY INSTITUTIONAL INVESTOR OR PORTFOLIO MANAGER INTERVIEWED OR FEATURED BY THE BEST IDEAS CLUB.

The Sub-Adviser portfolio manager’s equity interest in Opening Bell Daily presents potential conflicts of interest, including possible motivation to put the interests of Opening Bell Daily ahead of the Fund, or acting on information available to Opening Bell Daily before it is made available to the Fund. However, the Sub-Adviser believes that existing protections under the 1940 Act and the Investment Advisers Act of 1940, as amended, help mitigate such potential conflicts of interest. In this regard, the Sub-Adviser maintains a code of ethics and compliance policies requiring personnel to place clients’ interests ahead of their own, designed to prohibit trading ahead of the Fund based on knowledge of its contemplated transactions (i.e., “front running”) and the misuse or unauthorized disclosure of confidential information. Personal securities transactions are subject to applicable preclearance requirements, trading restrictions, reporting and compliance review. Disclosure of non-public Fund trading information and improper use of advance knowledge of unpublished investment ideas are prohibited. These measures are designed to prevent the portfolio manager’s interests in the publication from improperly influencing Fund investment decisions, but cannot eliminate all potential conflicts.

All rights in any trademarks or other intellectual property are reserved by their respective owners.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”) per share, trading price, yield, total return, and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Funds—Principal Risks of Investing in the Funds.”

An investment in the Fund entails risk. The Fund may not achieve its investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.

Equity Market Risk. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from specific issuers. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests. Common stocks, such as those held by the Fund, are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.

Best Ideas Club Investment Strategy and Information Risk. The Fund’s investment strategy relies on investment ideas published by the Best Ideas Club based on interviews with institutional investors. There is no assurance that an investment idea will be successful or that information underlying an investment idea will be complete, accurate, current or suitable for the Fund. An interviewed investor’s view may change after publication or may reflect investment objectives, time horizons, risk tolerances or other circumstances that differ from those of the Fund. Because an investment idea may remain eligible for up to 12 months after publication, the Fund may purchase a security at a different price or under different market or issuer-specific circumstances than existed when the idea was disclosed, and the originating investor may have modified or exited its position. In addition, the Fund’s investment opportunities depend on the number and characteristics of ideas published by the Best Ideas Club, and sufficient eligible ideas may not be available at all times. Available ideas also may result in greater exposure to particular issuers, industries, sectors or market capitalizations. Although the Sub-Adviser conducts independent due diligence and exercises discretion over the Fund’s investments, its evaluation and implementation of investment ideas may not produce the desired results.

Economic and Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets.

ETF Risks

●	Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

●	Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

●	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

●	Trading. Although Shares are listed on a national securities exchange, such as [ ] (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

Foreign Securities Risk. Investments in U.S.-listed securities of foreign issuers involve risks that may not be present with investments in U.S. issuers. Foreign issuers may be affected by political, economic, regulatory or social conditions in their home countries and may be subject to different accounting, auditing, financial reporting, corporate governance and investor protection standards than U.S. issuers. There may also be less publicly available information regarding certain foreign issuers. The value of securities of foreign issuers may be affected by changes in currency exchange rates, even when such securities trade in the United States and in U.S. dollars. Investments in foreign issuers may also be subject to foreign taxes, and differences in legal systems may make it more difficult to obtain or enforce judgments against foreign issuers.

●	Depositary Receipt Risk. ADRs involve risks similar to those associated with investments in foreign securities and certain additional risks. ADRs are issued by U.S. depositary banks and represent interests in securities of foreign issuers. The value of an ADR may be affected by changes in the value of the underlying foreign security, currency exchange rates, and political, economic or regulatory developments affecting the foreign issuer or its home country. In addition, an ADR may not provide a return that corresponds precisely with the return of the underlying foreign security.

Market Capitalization Risks.

●	Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

●	Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large-capitalization stocks or the stock market as a whole.

●	Small-Capitalization Investing. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

New Sub-Adviser Risk. The Sub-Adviser is a recently formed entity and does not have experience with managing an exchange-traded fund regulated under the 1940 Act. As a result, there is no long-term track record against which an investor may judge the Sub-Adviser’s effectiveness.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund, Adviser, and Sub-Advisers seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Performance

Performance information for the Fund is not included because the Fund has not completed a full calendar year of operations as of the date of this Prospectus. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Updated performance information will be available on the Fund’s website at [   ].

Management

Investment Adviser: Tidal Investments LLC (the “Adviser”) serves as investment adviser to the Fund.

Investment Sub-Adviser: ProCap Investment Advisers, LLC (the “Sub-Adviser”) serves as investment sub-adviser to the Fund.

Portfolio Managers:

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.

Anthony J. Pompliano, Portfolio Manager for the Sub-Adviser, has been a portfolio manager of the Fund since its inception.

Andy Hicks, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception.

Qiao Duan, CFA, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception.

CFA® is a registered trademark owned by the CFA Institute.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only Authorized Participants (APs) (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares are listed on a national securities exchange, such as the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.”

When available, information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.[    ].com.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless an investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

SUMMARY INFORMATION

SILVIA BITCOIN + TREASURY mNAV DISCOUNT ETF- FUND SUMMARY

Investment Objective

Silvia Bitcoin + Treasury mNAV Discount ETF seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	[ ]
Distribution and Service (12b-1) Fees	None
Other Expenses(2)	0.00%
Total Annual Fund Operating Expenses	[ ]

(1)	Under the Fund’s investment advisory agreement, in exchange for a single unitary management fee from the Fund, the Fund’s adviser has agreed to pay all expenses incurred by the Fund, except for its advisory fee, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”), and litigation expenses, and other non-routine or extraordinary expenses.

(2)	Estimated for the current year.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$[ ]	$[ ]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense example above, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund is an actively managed exchange traded fund (“ETF”) that seeks to achieve its investment objective by investing primarily in securities that provide exposure to bitcoin (via investments in exchange traded products) and secondarily in equity securities of publicly traded “Bitcoin Treasury Companies” that hold bitcoin as a primary treasury reserve asset. ProCap Investment Advisers, LLC (the “Sub-Adviser”) seeks to identify Bitcoin Treasury Companies whose securities it believes may be trading at a discount to the value of their bitcoin holdings. The Fund will not invest directly in spot bitcoin. Please see the prospectus section “Additional Information About the Funds” for a description about bitcoin.

Bitcoin Exposure Investments

The Fund’s bitcoin exposure investments seek capital appreciation from the price returns of bitcoin through liquid investments in other ETFs that gain exposure to bitcoin indirectly via derivatives, or investments in other exchange traded products (“ETPs”) that may hold spot bitcoin. With respect to the ETFs or ETPs selected, low-cost bitcoin ETFs or ETPs that have ample liquidity will be favored. Please see the prospectus section “Additional Information About the Funds” for a description about bitcoin. It is expected that one or more ETPs utilized by the Fund as bitcoin exposure investments will not be registered as an investment company subject to the 1940 Act. This subjects the Fund to certain risks as described further in the section below titled “Principal Investment Risks.”

Bitcoin Treasury Company Investments

As part of its investment process in selecting Bitcoin Treasury Company investments, the Sub-Adviser compares an issuer’s fully diluted market capitalization (the total market value of an issuer assuming that securities that may be converted into or exercised for common shares are converted or exercised) to the value of the bitcoin held by the issuer. This comparison is referred to as “multiple to net asset value” or “mNAV.”

●	An mNAV below 1.0x means that an issuer’s fully diluted market capitalization is less than the value of its bitcoin holdings. The Sub-Adviser refers to this as the issuer trading at a “discount” to the value of its bitcoin holdings. The term “discount” describes this relationship and does not necessarily mean that the issuer’s securities are undervalued or will increase in value.

A Bitcoin Treasury Company is eligible for investment when the Fund first purchases its securities only if its mNAV is below 1.0x. The Sub-Adviser evaluates eligible issuers, including their capital structures and the reasons the issuer may have an mNAV below 1.0x. The Sub-Adviser also considers whether it believes the issuer’s mNAV below 1.0x is likely to persist and determines, in its discretion, which securities the Fund will purchase. In assessing whether an issuer’s mNAV below 1.0x is likely to persist, the Sub-Adviser takes into account an issuer’s historical trading relationship to the value of its bitcoin holdings, and also its capital structure, financial obligations, operating cash requirements, capital allocation practices, and potential developments that could potentially narrow or widen the discount.

To be eligible for investment, a Bitcoin Treasury Company issuer must hold at least 250 bitcoin, and bitcoin must represent at least 50% of the issuer’s total asset value. The issuer also must publicly disclose its bitcoin holdings at least quarterly, with a verifiable holdings figure dated within 45 days of measurement. In addition, the issuer must have a market capitalization of at least $50 million, average daily dollar trading volume (the average dollar value of its shares traded each day) of at least $500,000 over the trailing 60-day period, and a free float (the percentage of its outstanding shares that are publicly available for trading) of at least 20%. Eligible Bitcoin Treasury Company securities include U.S.-listed common equity securities, including U.S.-listed shares of foreign issuers and American depositary receipts (“ADRs”). The Fund will not invest in shares of Silvia, Inc. (Nasdaq: SVIA) (a bitcoin treasury company, Sponsor of the Fund and affiliate of the Sub-Adviser), closed-end funds, exchange-traded products, SPACs, and issuers subject to a publicly announced definitive acquisition agreement.

The Sub-Adviser also applies criteria intended to exclude certain Bitcoin Treasury Company issuers whose mNAV below 1.0x may reflect near-term financial difficulties. Among other criteria, an issuer may not have a going-concern qualification, be in default under certain debt obligations, or have pledged more than 25% of its bitcoin holdings as collateral.

The Fund weights its investments in Bitcoin Treasury Company issuers based on their respective mNAVs, with issuers having lower mNAVs receiving greater portfolio weights. An individual Bitcoin Treasury Company investment may not exceed 15% of the Fund’s net assets.

The Sub-Adviser reviews and reallocates the Fund’s allocations to Bitcoin Treasury Companies at least monthly or more frequently if a Bitcoin Treasury Company investment exceeds its applicable position limit or a mandatory removal event occurs. A mandatory removal event occurs if a Bitcoin Treasury Company’s mNAV rises above 1.15x, its bitcoin holdings fall below 250 bitcoin, it no longer satisfies the applicable bitcoin concentration or disclosure requirements, it fails the market capitalization or trading-volume requirements for two consecutive months, it is delisted, or an acquisition of the issuer is completed. The Fund also may sell a Bitcoin Treasury Company investment if the Sub-Adviser’s assessment of the issuer or its mNAV changes, the issuer changes its stated bitcoin treasury policy, or the issuer no longer satisfies the Fund’s applicable capital-structure criteria.

Portfolio Attributes

The Sub-Adviser seeks to maintain its allocation to bitcoin exposure investments at approximately 60% to 80% of the Fund’s net assets, and its allocation to Bitcoin Treasury Company investments at approximately 10% to 25% of the Fund’s net assets, and the Fund expects to hold approximately 10 to 20 investment positions across all allocations at any given time. The Fund may also hold up to 10% of its net assets in cash, cash equivalents and U.S. Treasury securities. The Fund’s portfolio allocation percentages and the number of portfolio holdings may vary from the above ranges depending on the Sub-Adviser’s current assessments as to availability of attractive investment opportunities and current market conditions.

The Fund is classified as a “non-diversified” investment company under the 1940 Act and, therefore, may invest a greater percentage of its assets in a particular issuer than a diversified fund. The Fund is expected to have a high portfolio turnover rate.

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in securities providing exposure to bitcoin and equity securities of Bitcoin Treasury Companies. Due to the Fund’s investment strategy, the Fund’s investment exposure will be concentrated (i.e., holds 25% or more of its total assets) in the industry or group of industries assigned to bitcoin.

Cayman Subsidiary

The Fund may gain exposure to certain investments that do not generate “qualifying income” under the source of income test required to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) (e.g., spot crypto ETPs), by investing through a wholly-owned Cayman Islands subsidiary (the “Subsidiary”) that is advised by the Adviser (as defined below) and sub-advised by the Sub-Adviser.

Unlike the Fund, the Subsidiary may invest without limitation in these investments; however, the Subsidiary will comply with the same Investment Company Act of 1940, as amended (the “1940 Act”), requirements that are applicable to the Fund. In addition, the Subsidiary will be subject to the same fundamental investment restrictions as the Fund and will comply with them on an aggregate basis with the Fund, and will follow the same compliance policies and procedures as the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a RIC under the Code. The Fund is the sole investor in the Subsidiary and does not expect the shares of the Subsidiary to be offered or sold to other investors. Because the value of the Subsidiary must not exceed 25% of the Fund’s value at the close of any quarter, the Subsidiary may need to sell assets as a quarter-end approaches and pay a dividend to the Fund. This dividend will constitute qualifying income for RIC purposes. Except as otherwise noted, for purposes of this Prospectus, references to the Fund’s investments include the Fund’s indirect investments through the Subsidiary.

Reverse Repurchase Agreements

The Fund may invest in reverse repurchase agreements, which are a form of borrowing where the Fund sells portfolio securities to financial institutions and agrees to repurchase them at a later date for a higher price. This arrangement allows the Fund to use the proceeds from the initial sale for other investment purposes. However, since the Fund repurchases the securities at a higher price, it incurs a loss on these transactions.

To qualify for treatment as a regulated investment company (RIC) under the Internal Revenue Code, the Fund may use reverse repurchase agreements to ensure that its investment in the Subsidiary does not exceed 25% of the Fund’s total assets at the end of each fiscal quarter. During other times of the year, the Fund’s investments in the Subsidiary may exceed 25% of its total assets.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”) per share, trading price, yield, total return, and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Funds—Principal Risks of Investing in the Funds.”

An investment in the Fund entails risk. The Fund may not achieve its investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.

Bitcoin Investment Risk. The Fund is indirectly exposed to bitcoin through its investments. Bitcoin is a relatively new and highly volatile asset, and its value may change significantly over short periods of time. The price and adoption of bitcoin may be affected by, among other things, regulatory developments, market sentiment and speculation, fraud or manipulation, cybersecurity incidents, disruptions or failures of digital asset trading platforms, changes to the Bitcoin network or its underlying technology, competition from other digital assets and blockchain technologies, and changes in the acceptance or use of bitcoin. The Bitcoin network also may be adversely affected by security vulnerabilities, changes to its underlying protocol, including “forks,” or concentration of the computing power used to maintain the network. Any of these factors may cause the price of bitcoin to decline significantly and, in turn, adversely affect the value of the Fund’s investments.

●	Digital Assets Risk: Digital assets like bitcoin, designed as mediums of exchange, are still an emerging asset class and are not presently widely used as such. They operate independently of any central authority or government backing and are subject to regulatory changes and extreme price volatility. The trading platforms for digital assets are relatively new, largely unregulated or possibly operating out of compliance with regulations, and thus more vulnerable to fraud and failures compared to traditional, regulated exchanges. Shutdowns of these platforms due to fraud, technical glitches, or security issues can significantly affect digital asset prices and market volatility.

●	Digital Asset Markets Risk: The digital asset market, particularly bitcoin, has experienced considerable volatility, leading to market disruptions and erosion of confidence among market participants. This instability and the resultant negative publicity could adversely affect the Fund’s reputation and trading prices. Ongoing market turbulence could significantly impact the value of the Fund’s share.

Bitcoin Treasury Companies Investment Risks. The Fund invests in the equity securities of Bitcoin Treasury Companies. As a result, the Fund is exposed to the risk that the value of these companies’ shares may decline. Accordingly, through its exposure to Bitcoin Treasury Companies, the Fund may also be subject to the following risks:

●	Concentration in Treasury Reserve Assets. Bitcoin Treasury Companies are firms that have adopted bitcoin as a significant component of their balance sheet or treasury reserve strategy. The value of such companies is highly sensitive to fluctuations in the price of the bitcoin they hold. A decline in the value of these assets may adversely affect the financial condition, operating performance, and stock price of such companies, and consequently the value of the Fund’s investments. In addition, a significant decline in the value of bitcoin could cause a Bitcoin Treasury Company to no longer meet the Fund’s investment eligibility requirements, resulting in the Fund’s divestiture of its equity investment in such company and corresponding transaction costs associated with portfolio repositioning and potential difficulty complying with portfolio eligibility limitations and investment strategy policies arising from such divestiture.

●	Indirect Bitcoin Exposure. The Fund is indirectly exposed to bitcoin through its investments in Bitcoin Treasury Companies. The market value of these companies may closely track the market value of bitcoin, which is volatile.

●	Equity Market Risks. Investments in Bitcoin Treasury Companies are subject to the risks of the broader equity markets. Share prices of these companies may be more volatile than the overall equity market because of their treasury strategies, management decisions, or investor sentiment about their bitcoin holdings.

●	Regulatory and Legal Risks. Regulatory frameworks governing bitcoin and companies that hold bitcoin continue to evolve. Changes in applicable laws, regulations, tax treatment, or government policies could adversely affect the operations of Bitcoin Treasury Companies and the value of their securities.

●	Operational and Unrelated Business Risks. Bitcoin Treasury Companies may be operating businesses whose core activities are unrelated to their bitcoin holdings. Their financial performance and stock price may therefore reflect both operational risks (such as competition, business strategy, or management execution) and risks associated with the valuation and accounting treatment of their bitcoin reserves.

●	Liquidity Risks. The securities of Bitcoin Treasury Companies, particularly smaller issuers, may be less liquid than securities of companies without such treasury reserve strategies. As a result, the Fund may experience greater difficulty purchasing or selling these securities at desired prices and times.

mNAV Investment Strategy and Calculation Risk. The Fund’s investment strategy relies in part on the Sub-Adviser’s calculation and assessment of an issuer’s mNAV. An issuer with an mNAV below 1.0x may continue to trade at that level for an extended period, its mNAV may decline further, or its share price may decline even if the value of its bitcoin holdings increases. In addition, mNAV does not reflect all factors that may affect the value of an issuer or its securities, including its debt and other liabilities, non-bitcoin assets, operating businesses, financing needs, management, taxes, or potential dilution. The calculation of mNAV also depends on information regarding an issuer’s bitcoin holdings, fully diluted market capitalization, and the market price of bitcoin. Such information may be delayed, incomplete, inaccurate, or change between measurement dates. As a result, the Fund’s calculated mNAV may not accurately reflect an issuer’s current financial condition or the relationship between the market value of its securities and the value of its bitcoin holdings, and the Fund’s use of mNAV may result in investment losses.

Equity Market Risk. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from specific issuers. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests. Common stocks, such as those held by the Fund, are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.

Unrelated Business Risk. Each Bitcoin Treasury Company in which the Fund invests operates one or more businesses unrelated to its bitcoin holdings. Accordingly, the value of the Fund’s investments will depend not only on the value of bitcoin and each company’s bitcoin treasury strategy, but also on the performance of its other businesses. These businesses are subject to their own operational, competitive, financial, regulatory and other risks, and their performance may fluctuate independently of the value of bitcoin. A company also may enter new businesses in which it has limited experience, exposing it to additional risks. Poor performance or adverse developments in any of these businesses may negatively affect the company’s financial condition or market value and, therefore, the Fund’s performance, regardless of the performance of bitcoin or the company’s bitcoin treasury strategy.

Economic and Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets.

ETF Risks

●	Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

●	Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

●	May Trade Shares at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

●	Trading. Although Shares are listed on a national securities exchange, such as [ ] (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

Foreign Securities Risk. Investments in U.S.-listed securities of foreign issuers involve risks that may not be present with investments in U.S. issuers. Foreign issuers may be affected by political, economic, regulatory or social conditions in their home countries and may be subject to different accounting, auditing, financial reporting, corporate governance and investor protection standards than U.S. issuers. There may also be less publicly available information regarding certain foreign issuers. The value of securities of foreign issuers may be affected by changes in currency exchange rates, even when such securities trade in the United States and in U.S. dollars. Investments in foreign issuers may also be subject to foreign taxes, and differences in legal systems may make it more difficult to obtain or enforce judgments against foreign issuers.

●	Depositary Receipt Risk. ADRs involve risks similar to those associated with investments in foreign securities and certain additional risks. ADRs are issued by U.S. depositary banks and represent interests in securities of foreign issuers. The value of an ADR may be affected by changes in the value of the underlying foreign security, currency exchange rates, and political, economic or regulatory developments affecting the foreign issuer or its home country. In addition, an ADR may not provide a return that corresponds precisely with the return of the underlying foreign security.

High Portfolio Turnover Risk. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses and reduce performance. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Concentration Risk. To the extent the Fund’s investment exposure is concentrated (or substantially exposed to) the same industry or group of industries, the value of its Shares may rise and fall more than the value of shares that invest in securities of companies in a broader range of industries.

Market Capitalization Risks.

●	Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

●	Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large-capitalization stocks or the stock market as a whole.

●	Small-Capitalization Investing. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.

Cayman Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The investments held by the Subsidiary are subject to the same economic risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to continue to operate as it does currently and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns. In addition, the Subsidiary is also subject to many of the risks to which the Fund is subject, such as tax risks and market and data risks.

Underlying Fund Risk. The Fund will incur higher and duplicative expenses when it invests in other investment companies, such as ETFs. By investing in another investment company, the Fund becomes a shareholder of that investment company and bears its proportionate share of the fees and expenses of the other investment company. There is also the risk that the Fund may suffer losses due to the investment practices of the underlying funds as the Fund will be subject to substantially the same risks as those associated with the direct ownership of securities held by such investment companies. Investments in ETFs are also subject to the “ETF Risks” described herein.

●	Underlying Bitcoin Fund Risks: Underlying ETFs or ETPs that focus on bitcoin, either through direct bitcoin holdings (“spot bitcoin ETPs”) or indirectly via derivatives like futures contracts or swaps (ETFs), carry significant risks. These risks include high market volatility, which can be influenced by technological advancements, regulatory changes, and broader economic factors. When trading derivatives, liquidity risks and counterparty risks are substantial. Managing futures contracts can be complex and may affect the performance of an underlying fund. The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Additionally, each such underlying fund, and consequently the Fund to the extent of its investment in the underlying fund, is dependent on blockchain technology, which brings technological and cybersecurity risks, along with custodial challenges for securely storing digital assets. The constantly evolving regulatory and legal landscape presents continuous compliance and valuation difficulties. Risks related to market concentration and network issues in the digital asset sector further add complexity. Moreover, operational intricacies in managing digital assets and potential market volatility can lead to losses for each such underlying fund.

●	Potentially No 1940 Act Protections: Spot bitcoin ETPs and other underlying funds may not be registered as an investment company subject to the 1940 Act. Accordingly, investors in such an underlying fund would not have the protections expressly provided by that statute, including: provisions preventing underlying fund insiders from managing the fund to their benefit and to the detriment of shareholders; provisions preventing an underlying fund from issuing securities having inequitable or discriminatory provisions; provisions preventing management by irresponsible persons; provisions preventing the use of unsound or misleading methods of computing underlying fund earnings and asset value; provisions prohibiting suspension of redemptions (except under limited circumstances); provisions limiting fund leverage; provisions imposing a fiduciary duty on fund managers with respect to receipt of compensation for services; and provisions preventing changes in an underlying fund’s character without the consent of shareholders.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

New Sub-Adviser Risk. The Sub-Adviser is a recently formed entity and does not have experience with managing an exchange-traded fund regulated under the 1940 Act. As a result, there is no long-term track record against which an investor may judge the Sub-Adviser’s effectiveness.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Reverse Repurchase Agreement Risk. Similar to borrowing, reverse repurchase agreements provide the Fund with cash for investment purposes, which creates leverage and subjects the Fund to the risks of leverage. Reverse repurchase agreements also involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and/or if the value of collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of securities.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund, Adviser, and Sub-Advisers seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Tax Risk. The Fund intends to treat any income received by the Subsidiary as “qualifying income” under the provisions of the Code applicable to RICs. The IRS has issued numerous private letter rulings (“PLRs”) provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of such PLRs have now been revoked by the IRS. In March of 2019, the IRS published Regulations that concluded that income from a corporation similar to the Subsidiary would be qualifying income. Although the Regulations do not require distributions from the Subsidiary, the Fund intends to cause the Subsidiary to make distributions that would allow the Fund to make timely distributions to its shareholders and to meet the requirement that the Subsidiary have a value not in excess of 25% of the Fund’s value at the close of a quarter. The Fund generally will be required to include in its own taxable income the income of the Subsidiary for a tax year, regardless of whether the Fund receives a distribution of the Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a regulated investment company and would be taken into account for purposes of the 4% excise tax.

If the Fund did not qualify as a RIC for any taxable year and certain relief provisions were not available, the Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. In such event, in order to re-qualify for taxation as a RIC, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. This would cause investors to incur higher tax liabilities than they otherwise would have incurred and would have a negative impact on Fund returns. In such event, the Fund’s Board of Trustees may determine to reorganize or close the Fund or materially change the Fund’s investment objective and strategies. In the event that the Fund fails to qualify as a RIC, the Fund will promptly notify shareholders of the implications of that failure.

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Performance

Performance information for the Fund is not included because the Fund has not completed a full calendar year of operations as of the date of this Prospectus. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Updated performance information will be available on the Fund’s website at [   ].

Management

Investment Adviser: Tidal Investments LLC (the “Adviser”) serves as investment adviser to the Fund.

Investment Sub-Adviser: ProCap Investment Advisers, LLC (the “Sub-Adviser”) serves as investment sub-adviser to the Fund.

Portfolio Managers:

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.

Anthony J. Pompliano, Portfolio Manager for the Sub-Adviser, has been a portfolio manager of the Fund since its inception.

Christopher P. Mullen, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception.

Nick Bast, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only Authorized Participants (APs) (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares are listed on a national securities exchange, such as the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.”

When available, information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.[ ].com.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless an investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

SUMMARY INFORMATION

SILVIA WORLD’S RICHEST MAN ETF- FUND SUMMARY

Investment Objective

Silvia World’s Richest Man ETF seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	[ ]
Distribution and Service (12b-1) Fees	None
Other Expenses(2)	0.00%
Total Annual Fund Operating Expenses(3)	[ ]

(1)	Under the Fund’s investment advisory agreement, in exchange for a single unitary management fee from the Fund, the Fund’s adviser has agreed to pay all expenses incurred by the Fund, except for its advisory fee, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”), and litigation expenses, and other non-routine or extraordinary expenses.

(2)	Estimated for the current year.

(3)	The cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is an indirect expense that is not included in the above fee table and is not reflected in the expense example.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$[ ]	$[ ]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense example above, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by obtaining focused economic exposure to companies founded, managed or controlled by Elon Musk (“Qualifying Issuers”). “The World’s Richest Man” refers to Elon Musk, who as of the date of this Prospectus was ranked as the world’s wealthiest individual by [Forbes’ Real-Time Billionaires ranking]. For purposes of the Fund’s name and investment strategy, “World’s Richest Man” refers specifically to Mr. Musk based on that designation. If another individual subsequently ranks as the world’s wealthiest person, such change in Mr. Musk’s wealth ranking will not, by itself, result in a change to the Fund’s name or investment strategy.

A company generally is a Qualifying Issuer if Elon Musk: (i) founded or co-founded the company and remains an officer or director; (ii) serves as its chief executive officer, executive chairman or in a similar senior executive role; or (iii) holds more than 10% of the company’s outstanding voting power. Founder status is determined based on an issuer’s public filings or if an issuer is non-public, based on news media sources or other publicly available information sources.

The Fund may obtain exposure to Qualifying Issuers by investing directly in publicly traded equity securities; using total return swaps and other derivatives that provide economic exposure to publicly traded equity securities of Qualifying Issuers; and investing in equity or equity-linked interests of privately held Qualifying Issuers, including through special purpose vehicles (“SPVs”). Please see the prospectus section “Additional Information About the Funds” for a description regarding the Fund’s potential investments in privately held Qualifying Issuers through SPVs.

The portfolio will be equally-weighted across exposures to publicly traded equity securities of Qualifying Issuers (i.e., a 5% allocation to privately-held Qualifying Issuers would result in an equal weighting of exposures to public securities across 95% of the portfolio).

Because the Fund may use derivatives to obtain exposure to Qualifying Issuers, a significant portion of its assets may be held in cash, cash equivalents and U.S. Treasury securities, including as collateral for its derivatives transactions.

ProCap Investment Advisers, LLC (the “Sub-Adviser”) generally reviews the Fund’s investments and exposures quarterly and may reallocate the Fund’s portfolio at any time. A newly-public Qualifying Issuer generally will become eligible for investment after it has traded publicly for at least 30 days. If the Fund holds a private investment in an issuer that subsequently becomes publicly traded, the Fund may convert or sell the private investment in connection with investing in the issuer’s publicly traded securities. The Sub-Adviser may sell a portfolio investment held by the Fund if the issuer of the security ceases to qualify as a Qualifying Issuer, is delisted (if it was publicly traded at the time of acquisition) or is acquired. The Fund generally will terminate a derivative referencing an issuer that ceases to qualify, or if the derivative counterparty experiences a credit event. If two or more Qualifying Issuers combine through a merger, consolidation or similar transaction, the Fund will consider its combined exposure to the resulting issuer when applying the portfolio’s construction and eligibility requirements.

The Fund is classified as a “non-diversified” investment company under the 1940 Act and, therefore, may invest a greater percentage of its assets in a particular issuer than a diversified fund.

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in investments that provide economic exposure to companies founded, managed or controlled by Elon Musk. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value. Due to the Fund’s investment strategy, the Fund’s investment exposure will be concentrated (i.e., holds 25% or more of its total assets) in the industry or group of industries in which Qualifying Issuers operate. As of the date of this Prospectus, Qualifying Issuers were operating within in the industry or group of industries that comprise the [consumer discretionary, industrials, information technology, and communication services sectors].

None of the Fund, Tidal Trust III (the “Trust”), the Adviser, the Sub-Adviser, or their respective affiliates makes any representation regarding the performance of any Qualifying Issuer or other company founded, managed or controlled by Elon Musk.

NONE OF THE FUND, THE TRUST, THE ADVISER OR THE SUB-ADVISER IS AFFILIATED, CONNECTED OR ASSOCIATED WITH ELON MUSK OR ANY QUALIFYING ISSUER OR OTHER COMPANY FOUNDED, MANAGED OR CONTROLLED BY ELON MUSK, EXCEPT SOLELY AS A RESULT OF THE FUND’S INVESTMENTS IN, OR ECONOMIC EXPOSURE TO, SUCH COMPANIES.

The Fund was not developed or created by, and is not sponsored, endorsed or approved by, Elon Musk, Tesla, Inc., Space Exploration Technologies Corp. (“SpaceX”), or any other company founded, managed or controlled by Mr. Musk. Neither Mr. Musk nor any such company participated in the development of the Fund or its investment strategy. Neither Mr. Musk nor any such company selects or approves the Fund’s portfolio holdings or participates in the construction, management or implementation of the Fund’s portfolio. Neither Mr. Musk nor any such company provides any assurance, guarantee or representation regarding the Fund or its performance.

All rights in any names, trademarks or other intellectual property are reserved by their respective owners.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”) per share, trading price, yield, total return, and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Funds—Principal Risks of Investing in the Funds.”

An investment in the Fund entails risk. The Fund may not achieve its investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.

Equity Market Risk. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from specific issuers. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests. Common stocks, such as those held by the Fund, are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.

Elon Musk-Related Companies Investment Risk. The Fund invests in companies founded, managed or controlled by Elon Musk. As a result, the Fund’s investments may be particularly sensitive to events affecting Mr. Musk, including his continued involvement with a Qualifying Issuer, management decisions, public statements, business activities, legal or regulatory matters, or changes in public perception of Mr. Musk. An event involving Mr. Musk may adversely affect more than one Qualifying Issuer at the same time. In addition, the Fund’s investment opportunities are limited to companies that satisfy the Fund’s definition of a Qualifying Issuer, and there is no assurance that a sufficient number of Qualifying Issuers will be available for investment. These factors may cause the Fund to experience greater volatility or losses than a fund that invests across a broader range of companies.

Qualifying Issuer Risk. A company’s eligibility for investment depends on its relationship with Elon Musk. A Qualifying Issuer may cease to be eligible if Mr. Musk no longer serves in a qualifying management or board position, no longer holds the required voting power, or otherwise ceases to satisfy the Fund’s eligibility criteria. Such an event may require the Fund to sell its investment or terminate related derivatives at an unfavorable time or price. The addition or removal of a Qualifying Issuer also may significantly change the Fund’s portfolio exposures.

Tesla Investment Risk. The Fund may have significant exposure to Tesla, Inc. (“Tesla”). Tesla is subject to risks associated with the automotive, energy, artificial intelligence and technology industries, including intense competition, changing consumer demand, product quality or safety issues, product recalls, supply chain disruptions, fluctuations in the availability and cost of raw materials and components, and its ability to develop, manufacture and deliver products successfully. Tesla also faces risks associated with autonomous driving and artificial intelligence technologies, regulatory requirements, government investigations and litigation. Tesla’s stock price has historically experienced significant volatility and may be affected by the actions and public statements of Elon Musk, Tesla’s Chief Executive Officer. Adverse developments affecting Tesla could have a significant negative effect on the Fund.

SpaceX Investment Risk. The Fund may have significant exposure to Space Exploration Technologies Corp. (“SpaceX”). SpaceX is subject to risks associated with its aerospace, space transportation, satellite communications, artificial intelligence and other technology businesses. These risks include launch failures or delays, satellite or spacecraft failures, accidents, technological or manufacturing problems, substantial capital requirements, intense competition, dependence on government contracts and approvals, and extensive government regulation. SpaceX’s Starlink business is also subject to risks associated with deploying and operating large satellite networks, competition from other communications providers, cybersecurity and technological risks, and obtaining and maintaining regulatory approvals in the United States and foreign jurisdictions.

SpaceX also has exposure to artificial intelligence and social media businesses through its acquisition of xAI, which includes the X social media platform and Grok artificial intelligence products. These businesses are subject to intense competition and risks associated with user and advertiser demand, content moderation, privacy and data protection, cybersecurity, artificial intelligence development and deployment, intellectual property, litigation, and government investigations and regulation. Adverse developments affecting any of SpaceX’s businesses could adversely affect SpaceX’s financial condition or stock price and, therefore, the Fund.

Focused Investment Risk. The number of companies that satisfy the Fund’s definition of a Qualifying Issuer may be limited. Accordingly, the Fund may invest a significant portion of its assets in, or obtain significant economic exposure to, a small number of issuers. The performance of an individual Qualifying Issuer therefore may have a substantial impact on the Fund’s performance, and the Fund may be more volatile than a fund that invests in a larger number of issuers.

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be an imperfect correlation between the value of the underlying asset and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

●	Swap Agreements. The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether the Fund will be successful in using swap agreements to achieve its investment goal depends on the ability of the Adviser to structure such swap agreements in accordance with the Fund’s investment objective and to identify counterparties for those swap agreements. Additionally, any financing, borrowing or other costs associated with using swap transactions may also have the effect of lowering the Fund’s return. The swap agreements in which the Fund invests are generally traded in the over-the-counter market, which generally has less transparency than exchange-traded derivatives instruments. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities.

Counterparty Risk. To the extent contemplated by its investment strategy, the Fund may use derivative instruments, such as options, swaps, futures contracts and other instruments, to obtain or manage investment exposure. Derivatives may be subject to counterparty risk, meaning the risk that a counterparty, clearing member or clearing house will be unwilling or unable to perform its obligations to the Fund due to bankruptcy, insolvency, financial distress, operational failure or other default. If a counterparty or clearing member defaults, the Fund may lose the expected benefit of the transaction, experience delays or costs in recovering collateral or other amounts owed to it, or be required to enter into replacement transactions on less favorable terms, if at all. The Fund also may be unable to implement its investment strategy effectively if suitable counterparties or clearing members are unavailable.

Private Company Investment Risk. The Fund may invest in securities of privately held companies. Private company securities generally are not listed on a securities exchange and may be subject to restrictions on transfer, making them more difficult to sell than publicly traded securities. There may also be less information available about private companies because they generally are not subject to the same disclosure, financial reporting and investor protection requirements as public companies. Private company securities may be difficult to value, and the Fund may be unable to sell an investment when desired or may receive less than the value assigned to the investment. Private companies also may have more limited financial resources, product lines or operating histories than established public companies and may be more dependent on a limited number of key personnel.

SPV Risk. The Fund may invest in private companies through special purpose vehicles (“SPVs”). Accordingly, the Fund generally will have contractual rights against the SPV and not against the company. Those rights may be more limited than the rights held by the SPV with respect to the company. The Fund’s ability to direct the SPV’s activities or remove or replace its sponsor or manager will be limited. The sponsor’s interests may conflict with those of the Fund, and the sponsor may make decisions that benefit itself or other investors at the Fund’s expense. Organizational costs, administrative and operating expenses and sponsor compensation, including management fees and/or carried interest, may also reduce the Fund’s returns. An SPV’s structure may give rise to regulatory issues that would not apply if the Fund invested directly in a company and thereby reduce the Fund’s returns or create unexpected liabilities. The Fund may be adversely affected by the sponsor’s misconduct, negligence, insolvency or operational failures; creditor claims against the SPV; a failure to maintain the SPV’s separate legal existence; the commingling or misapplication of assets; adverse tax or regulatory consequences; or the SPV’s failure to enforce its rights or distribute proceeds as intended. Any of these circumstances could reduce or eliminate the value of the Fund’s investment made via an SPV.

Concentration Risk. To the extent the Fund’s investment exposure is concentrated (or substantially exposed to) the same industry or group of industries, the value of its Shares may rise and fall more than the value of shares that invest in securities of companies in a broader range of industries.

Economic and Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets.

ETF Risks

●	Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

●	Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. For example, the Fund may not be able to redeem in-kind certain securities held by the Fund (e.g., derivative instruments). In such a case, the Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. By paying out higher annual capital gain distributions, investors may be subjected to increased capital gains taxes. Additionally, there may be brokerage costs or taxable gains or losses that may be imposed on the Fund in connection with a cash redemption that may not have occurred if the Fund had made a redemption in-kind. These costs could decrease the value of the Fund to the extent they are not offset by a transaction fee payable by an AP.

●	Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

●	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

●	Trading. Although Shares are listed on a national securities exchange, such as [ ] (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

Market Capitalization Risk

●	Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

●	Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large-capitalization stocks or the stock market as a whole.

●	Small-Capitalization Investing. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

New Sub-Adviser Risk. The Sub-Adviser is a recently formed entity and does not have experience with managing an exchange-traded fund regulated under the 1940 Act. As a result, there is no long-term track record against which an investor may judge the Sub-Adviser’s effectiveness.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund, Adviser, and Sub-Advisers seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Performance

Performance information for the Fund is not included because the Fund has not completed a full calendar year of operations as of the date of this Prospectus. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Updated performance information will be available on the Fund’s website at [   ].

Management

Investment Adviser: Tidal Investments LLC (the “Adviser”) serves as investment adviser to the Fund.

Investment Sub-Adviser: ProCap Investment Advisers, LLC (the “Sub-Adviser”) serves as investment sub-adviser to the Fund.

Portfolio Managers:

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.

Anthony J. Pompliano, Portfolio Manager for the Sub-Adviser, has been a portfolio manager of the Fund since its inception.

Christopher P. Mullen, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception.

Brett Johnson, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only Authorized Participants (APs) (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares are listed on a national securities exchange, such as the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.”

When available, information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.[   ].com.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless an investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

SUMMARY INFORMATION

SILVIA NVDA CEO INTERVIEW ETF - FUND SUMMARY

Investment Objective

Silvia NVDA CEO Interview ETF seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	[ ]
Distribution and Service (12b-1) Fees	None
Other Expenses(2)	0.00%
Total Annual Fund Operating Expenses	[ ]

(1)	Under the Fund’s investment advisory agreement, in exchange for a single unitary management fee from the Fund, the Fund’s adviser has agreed to pay all expenses incurred by the Fund, except for its advisory fee, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”), and litigation expenses, and other non-routine or extraordinary expenses.
(2)	Estimated for the current year.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$[ ]	$[ ]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense example above, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective of long-term capital appreciation by investing in equity securities of companies identified through the analysis of public interviews and remarks by Jensen Huang, co-founder and Chief Executive Officer of NVIDIA Corporation (“NVIDIA”) (Nasdaq ticker symbol: NVDA).

As part of its investment process, ProCap Investment Advisers, LLC (the “Sub-Adviser”) maintains and analyzes a collection, or “corpus,” of broadly disseminated public statements made by Mr. Huang during a rolling 30-calendar-day period. The corpus may include recorded interviews, fireside chats, moderated conference sessions, press conferences, keynote remarks, earnings calls, investor presentations and public written statements attributed to Mr. Huang. The corpus excludes private conversations, non-public briefings, embargoed material, paywalled content that the Fund is not licensed to use, communications that are not broadly disseminated, and content produced by or under the editorial control of the Sub-Adviser or their affiliates.

The Sub-Adviser analyzes the corpus to identify companies, commercial and supply-chain relationships, technology platforms and end markets discussed by Mr. Huang. Based on this analysis, the Sub-Adviser creates a list of potential investments and conducts independent fundamental analysis (an evaluation of a company’s business and financial characteristics) of potential investments that satisfy the Fund’s eligibility criteria. The list informs, but does not determine, the Fund’s investments. The Sub-Adviser has discretion to determine which eligible securities the Fund will purchase and the size and timing of each investment.

The Fund invests in common equity securities of companies operating in areas such as semiconductors and semiconductor equipment, artificial intelligence (“AI”) computing and networking infrastructure, energy infrastructure, industrial automation and robotics, and enterprise and infrastructure software. To be considered for investment, a company must have been identified in the current or immediately preceding corpus period.

In selecting investments among companies identified in the current or immediately preceding corpus period, the Sub-Adviser applies the following minimum eligibility criteria: (a) an eligible company must have a market capitalization of at least $1 billion; (b) average daily dollar trading volume (the average dollar value of its shares traded each day) of at least $10 million over the trailing 60-day period; and (c) a free float (the percentage of its outstanding shares that are publicly available for trading) of at least 20%. In making selections from companies identified in the current or immediately preceding corpus and that meet the above eligibility criteria, the Sub-Adviser utilizes both quantitative and fundamental analysis to evaluate (i) revenue and earnings growth potential; (ii) free cash flow generation; (iii) competitive positioning; (iv) valuation metrics; and (v) capital expenditure trends. Eligible securities may include U.S.-listed shares of foreign companies and American depositary receipts (“ADRs”), provided they satisfy the Fund’s applicable eligibility requirements. Unsponsored depositary receipts are not eligible. The Fund’s portfolio will exclude closed-end funds, exchange-traded products, special purpose acquisition companies (“SPACs”), and companies subject to a publicly announced definitive acquisition agreement.

The Fund uses a conviction-weighted approach, meaning that the Sub-Adviser allocates more of the Fund’s assets to investments in which it has greater conviction. In determining the size of an investment in a particular company, the Sub-Adviser’s conviction regarding the company is based on several factors, including how frequently a company or related investment theme appears in the corpus, the context in which it is discussed by Mr. Huang, and conclusions drawn from the results of the Sub-Adviser’s quantitative and fundamental investment analysis described above. An individual investment may not exceed 15% of the Fund’s net assets. The Fund expects to hold approximately 15 to 40 investments under normal market conditions, but the number of holdings may vary from this range depending on the Sub-Adviser’s current assessments as to availability of attractive investment opportunities and current market conditions. The Fund may hold up to 10% of its net assets in cash, cash equivalents and U.S. Treasury securities.

The Sub-Adviser generally updates the corpus and reviews the Fund’s portfolio monthly and may reallocate the Fund’s investments based on the updated corpus and its investment analysis. The Fund’s individual and aggregate position limits also are reviewed at each calendar quarter-end. The Sub-Adviser may adjust the Fund’s portfolio at other times, including if a company invested in no longer satisfies the minimum eligibility requirements described above.

The Fund generally will sell a security if it is delisted, the issuer is acquired, or the issuer fails to satisfy the applicable market capitalization or trading-volume requirements for two consecutive months. An issuer that is not identified in the corpus for two consecutive periods generally will be sold following the second such period. The Fund also may sell a security based on the context of Mr. Huang’s statements, a change in the Sub-Adviser’s investment thesis, or a breach of an applicable risk limit. If there are no qualifying public statements by Mr. Huang during a particular corpus period, the Fund generally will maintain its existing portfolio and that period will not count toward the two-period removal requirement.

The Fund maintains records of the source materials included in each corpus, the results of the Sub-Adviser’s analysis and related portfolio decisions. Transcripts used in the investment process may be generated from publicly broadcast audio or video.

Mr. Huang does not serve as an investment adviser or sub-adviser to the Fund, does not exercise investment discretion over the Fund’s portfolio, receives no compensation from the Fund, and is not a fiduciary to the Fund or its shareholders. NVIDIA does not sponsor, endorse, sell or promote the Fund.

Portfolio Attributes

The Fund is classified as a “non-diversified” investment company under the 1940 Act and, therefore, may invest a greater percentage of its assets in a particular issuer than a diversified fund. The Fund is expected to have a high portfolio turnover rate.

Due to the Fund’s investment strategy, the Fund’s investment exposure will be concentrated (i.e., holds 25% or more of its total assets) in securities of companies operating within the industry or group of industries that comprise the [information technology] sector.

None of the Fund, Tidal Trust III (the “Trust”), the Adviser, the Sub-Adviser, or their respective affiliates makes any representation regarding the investment performance of Jensen Huang, NVIDIA, or any company or investment discussed by Mr. Huang.

NONE OF THE FUND, THE TRUST, THE ADVISER OR THE SUB-ADVISER IS AFFILIATED, CONNECTED OR ASSOCIATED WITH JENSEN HUANG OR NVIDIA.

The Fund was not developed or created by, and is not sponsored, endorsed or approved by, Mr. Huang or NVIDIA. Neither Mr. Huang nor NVIDIA participated in the development of the Fund or its investment strategy. Neither Mr. Huang nor NVIDIA selects or approves the Fund’s portfolio holdings, participates in the construction, management or implementation of the Fund’s portfolio, or provides any assurance, guarantee or representation regarding the Fund or its performance. Mr. Huang does not serve as an investment adviser or sub-adviser to the Fund, does not exercise investment discretion over the Fund’s assets, receives no compensation from the Fund, and is not a fiduciary to the Fund or its shareholders.

All rights in any names, trademarks or other intellectual property are reserved by their respective owners.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”) per share, trading price, yield, total return, and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Funds—Principal Risks of Investing in the Funds.”

An investment in the Fund entails risk. The Fund may not achieve its investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.

Equity Market Risk. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from specific issuers. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests. Common stocks, such as those held by the Fund, are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.

Jensen Huang Interview Investment Strategy Risk. The Fund’s investment strategy relies on the Sub-Adviser’s analysis of public interviews, remarks and other source materials attributed to Jensen Huang. There is no assurance that companies, relationships, technologies or end markets identified through Mr. Huang’s statements will be successful investments or that his statements will accurately predict future business, industry or market developments. Mr. Huang’s statements may reflect his views in his capacity as an executive of NVIDIA and are not necessarily intended as investment recommendations. Source materials also may be incomplete, inaccurate, ambiguous, delayed, incorrectly attributed or taken out of context, and transcripts generated from audio or video may contain errors. The amount and nature of qualifying source material may vary over time, including periods when no qualifying statements are available. Although the Sub-Adviser conducts independent investment analysis and exercises discretion over the Fund’s investments, its interpretation and use of information derived from Mr. Huang’s statements may not produce the desired results.

Sector and Industry Risks. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. The Fund may invest a significant portion of its assets in the following sectors and, therefore, the performance of the Fund could be negatively impacted by events affecting each of these sectors.

●	Information Technology Sector Risk. The information technology sector includes companies engaged in internet software and services, technology hardware and storage peripherals, electronic equipment instruments and components, and semiconductors and semiconductor equipment, among other things. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face rapid product obsolescence due to technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Failure to introduce new products, develop and maintain a loyal customer base, or achieve general market acceptance for their products could have a material adverse effect on a company’s business. Companies in the information technology sector are heavily dependent on intellectual property and the loss of patent, copyright and trademark protections may adversely affect the profitability of these companies.

●	Semiconductors and Semiconductor Equipment Industry Risk. Semiconductor companies may face intense competition, both domestically and internationally, and such competition may have an adverse effect on their profit margins. Semiconductor companies may have limited product lines, markets, financial resources or personnel. Semiconductor companies’ supply chain and operations are dependent on the availability of materials that meet exacting standards and the use of third parties to provide components and services. Semiconductor companies may rely on a limited number of suppliers, or upon suppliers in a single location, for certain materials, equipment or tools. Finding and qualifying alternate or additional suppliers can be a lengthy process that can cause production delays or impose unforeseen costs, and such alternatives may not be available at all. Production can be disrupted by the unavailability of resources, such as water, silicon, electricity, gases and other materials. Suppliers may also increase prices or encounter cybersecurity or other issues that can disrupt production or increase production costs.

●	Energy Sector Risk. Energy companies may be adversely affected by fluctuations in energy prices, supply and demand, commodity markets, geopolitical events, regulatory developments, environmental considerations, and capital spending requirements. Energy infrastructure and power-generation companies may require substantial ongoing investment and may be subject to operational, permitting, and financing risks.

●	Industrials Sector Risk. Companies in the Industrials Sector can be significantly affected by supply and demand for specific products or services and for Industrials Sector products in general; a decline in demand for products due to rapid technological developments and frequent new product introduction; government regulation, world events and economic conditions; and the risks associated with potential environmental damage and product liability claims.

●	Artificial Intelligence Industry Risk. Issuers engaged in artificial intelligence typically have high research and capital expenditures and, as a result, their profitability can vary widely, if they are profitable at all. The space in which they are engaged is highly competitive and issuers’ products and services may become obsolete very quickly. These companies are heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. The issuers are also subject to legal, regulatory and political changes that may have a large impact on their profitability. A failure in an issuer’s product or even questions about the safety of the product could be devastating to the issuer, especially if it is the marquee product of the issuer.

Foreign Securities Risk. Investments in U.S.-listed securities of foreign issuers involve risks that may not be present with investments in U.S. issuers. Foreign issuers may be affected by political, economic, regulatory or social conditions in their home countries and may be subject to different accounting, auditing, financial reporting, corporate governance and investor protection standards than U.S. issuers. There may also be less publicly available information regarding certain foreign issuers. The value of securities of foreign issuers may be affected by changes in currency exchange rates, even when such securities trade in the United States and in U.S. dollars. Investments in foreign issuers may also be subject to foreign taxes, and differences in legal systems may make it more difficult to obtain or enforce judgments against foreign issuers.

●	Depositary Receipt Risk. ADRs involve risks similar to those associated with investments in foreign securities and certain additional risks. ADRs are issued by U.S. depositary banks and represent interests in securities of foreign issuers. The value of an ADR may be affected by changes in the value of the underlying foreign security, currency exchange rates, and political, economic or regulatory developments affecting the foreign issuer or its home country. In addition, an ADR may not provide a return that corresponds precisely with the return of the underlying foreign security.

Economic and Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets.

ETF Risks

●	Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

●	Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

●	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

●	Trading. Although Shares are listed on a national securities exchange, such as [ ] (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

High Portfolio Turnover Risk. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses and reduce performance. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Concentration Risk. To the extent the Fund’s investment exposure is concentrated (or substantially exposed to) the same industry or group of industries, the value of its Shares may rise and fall more than the value of shares that invest in securities of companies in a broader range of industries.

Market Capitalization Risk

●	Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

●	Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large-capitalization stocks or the stock market as a whole.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

New Sub-Adviser Risk. The Sub-Adviser is a recently formed entity and does not have experience with managing an exchange-traded fund regulated under the 1940 Act. As a result, there is no long-term track record against which an investor may judge the Sub-Adviser’s effectiveness.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund, Adviser, and Sub-Advisers seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Performance

Performance information for the Fund is not included because the Fund has not completed a full calendar year of operations as of the date of this Prospectus. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Updated performance information will be available on the Fund’s website at [   ].

Management

Investment Adviser: Tidal Investments LLC (the “Adviser”) serves as investment adviser to the Fund.

Investment Sub-Adviser: ProCap Investment Advisers, LLC (the “Sub-Adviser”) serves as investment sub-adviser to the Fund.

Portfolio Managers:

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.

Anthony J. Pompliano, Portfolio Manager for the Sub-Adviser, has been a portfolio manager of the Fund since its inception.

Andy Hicks, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception.

Qiao Duan, CFA, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception.

CFA® is a registered trademark owned by the CFA Institute.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only Authorized Participants (APs) (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares are listed on a national securities exchange, such as the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.”

When available, information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.[    ].com.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless an investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Investment Objectives

Each Fund seeks long-term capital appreciation.

An investment objective is fundamental if it cannot be changed without the consent of the holders of a majority of the outstanding Shares. No Fund’s investment objective has been adopted as a fundamental investment policy and therefore may be changed without the consent of that Fund’s shareholders upon approval by the Board of Trustees (the “Board”) of Tidal Trust III (the “Trust”) and at least 60 days’ written notice to shareholders.

Additional Information About the Funds’ Principal Investment Strategies

The following information is in addition to, and should be read along with, the description of each Fund’s principal investment strategies in the sections titled Fund Summary-Principal Investment Strategies above.

80% Policy

If a Fund has adopted an “80%” policy, such policy is non-fundamental and can be changed without shareholder approval. However, Fund shareholders would be given at least 60 days’ notice prior to any such change.

Special Purpose Vehicles (“SPVs”)

The Silvia World’s Richest Man ETF may indirectly invest in privately held Qualifying Issuers via one or more SPVs.

SPVs are separate legal entities managed by an unaffiliated third party that are created for a specific, narrow purpose, such as to hold the securities of a privately held company. If the Fund invests indirectly in a privately held Qualifying Issuer through an SPV, the SPV interest will be acquired only in circumstances under which the Fund is able to participate as a passive investor and the SPV’s governing documents are negotiated to provide for the orderly distribution of the underlying securities upon a qualifying liquidity event (e.g., an initial public offering of the underlying issuer).

Investment by the Fund indirectly in a privately held Qualifying Issuer via an SPV will result in the Fund not holding a direct interest in the underlying private Qualifying Issuer, and the Fund may have limited rights with respect to such underlying Qualifying Issuer, including the ability to vote on company matters, access company information, or take legal action against the company directly. The Fund will have limited control over an SPV in which it invests and over the SPV’s management. The Fund will be reliant on an SPV manager to handle key functions, including day-to-day management, exercising rights related to the underlying investment and distributing any proceeds. The fees and expenses of the SPV may reduce the Fund’s returns from the SPV and an SPV’s structure may give rise to adverse tax consequences or regulatory issues that would not apply if the Fund invested directly in the underlying private Qualifying Issuer. Investments in SPVs are valued at fair value in accordance with the Fund’s valuation policies and procedures and are expected to be treated as illiquid investments which are subject to an upper limit of 15% of the Fund’s net assets.

If the desired indirect exposure to a Qualifying Issuer via an SPV is not obtainable through a single suitable SPV, the Fund may obtain exposure to the same Qualifying Issuer through multiple SPVs, with each such SPV being evaluated and monitored separately, and the Fund will aggregate its economic exposure to each Qualifying Issuer across all SPVs and other instruments for portfolio construction, its 80% investment policy, concentration, and other applicable investment and risk limitations. Each legally distinct SPV used to gain access to the same Qualifying Issuer will be reported separately by the Fund, while also identifying the aggregate exposure to the underlying Qualifying Issuer in its disclosure to investors.

Information About Bitcoin

As noted above, the Silvia Anti-Money Printer ETF and the Silvia Bitcoin + Treasury mNAV Discount ETF will seek exposure to bitcoin or bitcoin treasury companies through their investments. However, none of the Funds will invest directly in bitcoin or any other digital assets. Investors seeking direct exposure to the price of bitcoin should consider an investment other than the Funds. The following provides an overview of bitcoin, the Bitcoin Blockchain, the relationship between the two, as well as their use cases.

Bitcoin Description:

Bitcoin, the first and most well-known modern digital asset, operates on a decentralized network using blockchain technology to facilitate secure and anonymous transactions. Bitcoin represents a digital asset that functions as a medium of exchange utilizing cryptographic protocols to secure transactional processes, control the creation of additional units, and verify the transfer of assets. Its operation on a decentralized blockchain network ensures both transparency and immutability of records, without the need for a central authority. This innovative technology underpinning bitcoin allows for peer-to-peer transactions and provides a framework for digital scarcity, making bitcoin a unique investment commodity within the digital asset landscape. Although bitcoin is called a crypto or digital currency, it is not presently accepted widely as a means of payment.

Bitcoin Blockchain Description

The Bitcoin Blockchain constitutes a decentralized, digital ledger technology that chronologically and publicly records all bitcoin transactions. This technology is characterized by its use of blocks, which are structurally linked in a chain through cryptographic hashes. Each block contains a list of transactions that, once verified and added to the blockchain through a consensus process known as proof of work, which may take an hour or more, becomes irreversible and tamper-evident. The integrity, transparency, and security of the transactional data are maintained autonomously within the bitcoin network, eliminating the necessity for central oversight and facilitating trust in a peer-to-peer system.

The Relationship between Bitcoin and Bitcoin Blockchain

Bitcoin is a digital asset that operates on the Bitcoin Blockchain, a decentralized and cryptographic ledger system. The Bitcoin Blockchain underpins the entire bitcoin network, providing a secure and transparent mechanism for recording bitcoin transactions. Each bitcoin transaction is verified by network participants and permanently recorded on the Bitcoin Blockchain, ensuring the integrity and traceability of the digital asset. Thus, while bitcoin serves as a medium of exchange or store of value, the Bitcoin Blockchain acts as the immutable record-keeping system that facilitates and authenticates the circulation and ownership of bitcoin. This symbiotic relationship ensures that bitcoin operates in a trustless and decentralized manner, with the Bitcoin Blockchain maintaining bitcoin’s history and scarcity.

Bitcoin and Bitcoin Blockchain Use Cases

Bitcoin and the Bitcoin Blockchain serve as innovative financial instruments within the digital economy, offering multiple use cases. However, their adoption has been limited. Key applications include:

1. Decentralized Transactions: Bitcoin facilitates peer-to-peer financial transactions globally without the need for intermediaries, reducing transaction costs and times. This feature makes it an attractive option for cross-border transfers and remittances. Bitcoin and the Bitcoin Blockchain were designed to be used as an alternative general purpose payment system and while bitcoin may be an attractive option for cross border transfers and remittances, it is presently not widely used as a means of payment.

2. Store of Value: Due to its limited supply and decentralized nature, bitcoin is perceived as a digital alternative to traditional stores of value like gold, potentially serving as a hedge against inflation and currency devaluation.

3. Smart Contracts: While primarily associated with other blockchain platforms, the Bitcoin Blockchain can execute smart contracts—self-executing contractual agreements with the terms directly written into code—thereby enabling automated and conditional transactions.

4. Asset Tokenization: The Bitcoin Blockchain provides a platform for tokenizing assets, converting rights to an asset into a digital token on the blockchain. This can include real estate, stocks, or other forms of assets, enhancing liquidity and market efficiency. At this time this functionality is limited. Unlike the scripting language of blockchain platforms like Ethereum, the scripting language of the Bitcoin Blockchain is not Turing complete, and thus more limited in terms of the types of smart contracts it can support.

5. Digital Identity Verification: Leveraging the security and immutability of the Bitcoin Blockchain, companies can develop digital identity verification systems, enhance privacy and reducing identity theft. At this time this functionality is limited.

Silvia Bitcoin + Treasury mNAV Discount ETF only: With respect to the Fund, the Sub-Adviser calculates an issuer’s mNAV using the value of the issuer’s bitcoin holdings, based on the applicable bitcoin reference price as of the measurement date, and the issuer’s fully diluted market capitalization as of the close of trading two business days before each scheduled portfolio reallocation.

There is no guarantee that each Fund’s investment strategy will be properly implemented, and an investor may lose some or all of its investment.

Additional Information Related to Cayman Subsidiary: Silvia Anti-Money Printer ETF and Silvia Bitcoin + Treasury mNAV Discount ETF

The Subsidiary, as may be utilized by the Silvia Anti-Money Printer ETF and Silvia Bitcoin + Treasury mNAV Discount ETF, is not registered under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns and controls its Subsidiary, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Board has oversight responsibility for the investment activities of the Fund, including its investment in its Subsidiary, and the Fund’s role as sole shareholder of its Subsidiary.

The principal investment strategies and risks of the Subsidiary are also principal investment strategies and risks of the Fund and therefore the principal investment strategies and principal risk disclosures of the registration statement reflect the operations of the Fund and its subsidiaries, including the Subsidiary, on a consolidated basis.

The investment adviser and any sub-adviser to the Subsidiary will each comply with provisions of the 1940 Act relating to investment advisory contracts (Section 15) as if each were an investment adviser to the Fund under Section 2(a)(20) of the 1940 Act; provided, however, that for purposes of complying with Section 15(c), the reviews of the Fund’s and its Subsidiary’s investment advisory agreements may be combined.

The Subsidiary complies with the 1940 Act provisions relating to affiliated transactions and custody (Section 17). The Subsidiary’s custodian is U.S. Bank. The Fund complies with the provisions of the 1940 Act governing investment policies (Section 8) and capital structure and leverage (Section 18) on an aggregate basis with the Subsidiary so that the Fund treats the Subsidiary’s debt as its own for purposes of Section 18. The Fund does not intend to create or acquire primary control of any entity which engages in investment activities in securities or other assets, other than entities it wholly-owns.

The financial statements of the Subsidiary will be consolidated with the Fund’s financial statements in the Fund’s annual and semi-annual reports.

Temporary Defensive Strategies

For temporary defensive purposes during adverse market, economic, political, or other conditions, the Funds may invest in a manner that is inconsistent with their principal investment strategies, including investments in cash or cash equivalents or short-term instruments such as commercial paper, money market mutual funds, or short-term U.S. government securities. Taking a temporary defensive position may result in a Fund not achieving its investment objective.

Investments by Registered Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. However, registered investment companies are permitted to invest in other investment companies beyond the limits set forth in Section 12(d)(1) in rules under the 1940 Act, subject to certain conditions. Each Fund may rely on Rule 12d1-4 of the 1940 Act, which provides an exemption from Section 12(d)(1) that allows the Fund to invest beyond the limits set forth in Section 12(d)(1) if the Fund satisfies certain conditions specified in Rule 12d1-4.

Manager of Managers Structure

The Funds and the Adviser have received exemptive relief from the SEC permitting the Adviser (subject to certain conditions and the approval of the Board) to change or select new unaffiliated sub-advisers without obtaining shareholder approval. The relief also permits the Adviser to materially amend the terms of agreements with an unaffiliated sub-adviser (including an increase in the fee paid by the Adviser to the unaffiliated sub-adviser (and not paid by the Fund)) or to continue the employment of an unaffiliated sub-adviser after an event that would otherwise cause the automatic termination of services with Board approval, but without shareholder approval. Shareholders will be notified of any unaffiliated sub-adviser changes. The Adviser has the ultimate responsibility, subject to oversight by the Board, to oversee a sub-adviser and recommend their hiring, termination and replacement. The exemptive relief applies to sub-advisers that are either wholly owned by the Adviser or its parent company, as well as to unaffiliated sub-advisers, including those whose affiliation arises solely from their sub-advisory relationship.

Principal Risks of Investing in the Funds

The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with those of other funds. Each risk summarized below is considered a “principal risk” of investing in the Funds, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in a Fund. Some or all of these risks may adversely affect a Fund’s NAV per share, trading price, yield, total return and/or ability to meet its investment objective. The following risks could affect the value of your performance in the Funds. The risks below apply to each Fund as indicated in the following table. Additional information about each such risk and its potential impact on a Fund is set forth below the table.

	Silvia Anti-Money Printer ETF	Silvia Best Ideas ETF	Silvia Bitcoin + Treasury mNAV Discount ETF	Silvia World’s Richest Man ETF	Silvia NVDA CEO Interview ETF
Best Ideas Club Investment Strategy and Information Risk	—	X	—	—	—
Bitcoin Investment Risk	X	—	X	—	—
— Digital Assets Risk	X	—	X	—	—
— Digital Asset Markets Risk	X	—	X	—	—
Bitcoin Mining Company Investment Risks	X	—	—	—	—
Bitcoin Treasury Companies Investment Risks	—	—	X	—	—
Cayman Subsidiary Risk	X	—	X	—	—
Concentration Risk	—	—	X	X	X
Counterparty Risk	—	—	—	X	—
Derivatives Risk	—	—	—	X	—
— Swap Agreements	—	—	—	X	—
Economic and Market Risk	X	X	X	X	X
Elon Musk-Related Companies Investment Risk	—	—	—	X	—
ETF Risks	X	X	X	X	X
—Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk	X	X	X	X	X
— Cash Redemption Risk	—	—	—	X	—
— Costs of Buying or Selling Shares	X	X	X	X	X
— Shares May Trade at Prices Other Than NAV	X	X	X	X	X
— Trading	X	X	X	X	X
Equity Market Risk	X	X	X	X	X
Focused Investment Risk	—	—	—	X	—
Foreign Securities Risk	X	X	X	—	X
— Depositary Receipt Risk	X	X	X	—	X
Gold Investment Risks	X	—	—	—	—
High Portfolio Turnover Risk	—	—	X	—	X
Jensen Huang Interview Investment Strategy Risk	—	—	—	—	X
Management Risk	X	X	X	X	X
Market Capitalization Risk	X	X	X	X	X
—Large-Capitalization Investing	X	X	X	X	X
—Mid-Capitalization Investing	X	X	X	X	X
—Small-Capitalization Investing	X	X	X	X	X
mNAV Investment Strategy and Calculation Risk	—	—	X	—	—
New Fund Risk	X	X	X	X	X
New Sub-Adviser Risk	X	X	X	X	X
Non-Diversification Risk	X	X	X	X	X
Operational Risk	X	X	X	X	X
Private Company Investment Risk	—	—	—	X	—
Productive Land Investment Risks	X	—	—	—	—
Qualifying Issuer Risk	—	—	—	X	—
Reverse Repurchase Agreement Risk	X	—	X	—	—
Sector & Industry Risks	—	—	—	—	X
— Energy Sector Risk	—	—	—	—	X
— Industrials Sector Risk	—	—	—	—	X
— Information Technology Sector Risk	—	—	—	—	X
— Semiconductors and Semiconductor Equipment Industry Risk	—	—	—	—	X
— AI Industry Risk	—	—	—	—	X
SpaceX Risk	—	—	—	X	—
SPV Risk	—	—	—	X	—
Tax Risk	X	—	X	—	—
Tesla Investment Risk	—	—	—	X	—
Underlying Fund Risk	X	—	X	—	—
— Underlying Bitcoin Funds Risks	X	—	X	—	—
— Underlying Gold Funds Risks	X	—	—	—	—
— Potentially No 1940 Act Protections	X	—	X	—	—
Unrelated Business Risk	—	—	X	—	—
U.S. Government and U.S. Agency Obligations Risk	X	X	X	X	X

Best Ideas Club Investment Strategy and Information Risk. The Fund’s investment strategy relies on investment ideas published by the Best Ideas Club based on interviews with institutional investors. There is no assurance that an investment idea will be successful or that information underlying an investment idea will be complete, accurate, current or suitable for the Fund. An interviewed investor’s views may change after publication or may reflect investment objectives, time horizons, risk tolerances or other circumstances that differ from those of the Fund. Because an investment idea may remain eligible for up to 12 months after publication, the Fund may purchase a security at a different price or under different market or issuer-specific circumstances than existed when the idea was disclosed, and the originating investor may have modified or exited its position. In addition, the Fund’s investment opportunities depend on the number and characteristics of ideas published by the Best Ideas Club, and sufficient eligible ideas may not be available at all times. Available ideas also may result in greater exposure to particular issuers, industries, sectors or market capitalizations. Although the Sub-Adviser conducts independent due diligence and exercises discretion over the Fund’s investments, its evaluation and implementation of investment ideas may not produce the desired results.

Bitcoin Investment Risk. The Fund is indirectly exposed to bitcoin through its investments. Bitcoin is a relatively new and highly volatile asset, and its value may change significantly over short periods of time. The price and adoption of bitcoin may be affected by, among other things, regulatory developments, market sentiment and speculation, fraud or manipulation, cybersecurity incidents, disruptions or failures of digital asset trading platforms, changes to the Bitcoin network or its underlying technology, competition from other digital assets and blockchain technologies, and changes in the acceptance or use of bitcoin. The Bitcoin network also may be adversely affected by security vulnerabilities, changes to its underlying protocol, including “forks,” or concentration of the computing power used to maintain the network. Any of these factors may cause the price of bitcoin to decline significantly and, in turn, adversely affect the value of the Fund’s investments.

●	Digital Assets Risk: Digital assets like bitcoin, designed as mediums of exchange, are still an emerging asset class and are not presently widely used as such. They operate independently of any central authority or government backing and are subject to regulatory changes and extreme price volatility. The trading platforms for digital assets are relatively new, largely unregulated or possibly operating out of compliance with regulations, and thus more vulnerable to fraud and failures compared to traditional, regulated exchanges. Shutdowns of these platforms due to fraud, technical glitches, or security issues can significantly affect digital asset prices and market volatility.

●	Digital Asset Markets Risk: The digital asset market, particularly bitcoin, has experienced considerable volatility, leading to market disruptions and erosion of confidence among market participants. This instability and the resultant negative publicity could adversely affect the Fund’s reputation and trading prices. Ongoing market turbulence could significantly impact the value of the Fund’s share.

Bitcoin Mining Company Investment Risks. The Fund invests in equity securities of companies engaged in bitcoin mining. The revenues, profitability and share prices of bitcoin mining companies are highly dependent on the price of bitcoin and the economics of bitcoin mining. Bitcoin mining companies may be adversely affected by declines in the price of bitcoin, increases in mining difficulty or competition, increases in network computing power, reductions in mining rewards, including as a result of periodic bitcoin “halving” events, and increases in electricity and other operating costs. Bitcoin mining also requires significant amounts of electricity and specialized computing equipment, and mining companies may be adversely affected by equipment failures or obsolescence, supply constraints, increases in equipment costs, or disruptions or limitations in access to electricity. Bitcoin mining companies are also subject to evolving laws and regulations relating to digital assets, energy consumption and environmental matters, as well as risks associated with the continued operation, security and adoption of the Bitcoin network. Certain bitcoin mining companies may also use their computing infrastructure for artificial intelligence or high-performance computing activities, which subjects such companies to additional operational, competitive, technological and execution risks. Any of these factors could adversely affect the operations, financial condition or share prices of bitcoin mining companies and cause the Fund to lose value.

Bitcoin Treasury Companies Investment Risks. The Fund invests the equity securities of Bitcoin Treasury Companies. As a result, the Fund is exposed to the risk that the value of these companies’ shares may decline. Accordingly, through its exposure to Bitcoin Treasury Companies, the Fund may also be subject to the following risks:

●	Concentration in Treasury Reserve Assets. Bitcoin Treasury Companies are firms that have adopted bitcoin as a significant component of their balance sheet or treasury reserve strategy. The value of such companies is highly sensitive to fluctuations in the price of the bitcoin they hold. A decline in the value of these assets may adversely affect the financial condition, operating performance, and stock price of such companies, and consequently the value of the Fund’s investments. In addition, a significant decline in the value of bitcoin could cause a Bitcoin Treasury Company to no longer meet the Fund’s investment eligibility requirements, resulting in the Fund’s divestiture of its equity investment in such company and corresponding transaction costs associated with portfolio repositioning and potential difficulty complying with portfolio eligibility limitations and investment strategy policies arising from such divestiture.

●	Indirect Bitcoin Exposure. The fund is indirectly exposed to bitcoin through its investments in Bitcoin Treasury Companies. The market value of these companies may closely track the market value of bitcoin, which is volatile.

●	Equity Market Risks. Investments in Bitcoin Treasury Companies are subject to the risks of the broader equity markets. Share prices of these companies may be more volatile than the overall equity market because of their treasury strategies, management decisions, or investor sentiment about their bitcoin holdings.

●	Regulatory and Legal Risks. Regulatory frameworks governing bitcoin and companies that hold bitcoin continue to evolve. Changes in applicable laws, regulations, tax treatment, or government policies could adversely affect the operations of Bitcoin Treasury Companies and the value of their securities.

●	Operational and Unrelated Business Risks. Bitcoin Treasury Companies may be operating businesses whose core activities are unrelated to their bitcoin holdings. Their financial performance and stock price may therefore reflect both operational risks (such as competition, business strategy, or management execution) and risks associated with the valuation and accounting treatment of their bitcoin reserves.

●	Liquidity Risks. The securities of Bitcoin Treasury Companies, particularly smaller issuers, may be less liquid than securities of companies without such treasury reserve strategies. As a result, the Fund may experience greater difficulty purchasing or selling these securities at desired prices and times.

Cayman Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The investments held by the Subsidiary are subject to the same economic risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to continue to operate as it does currently and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns. In addition, the Subsidiary is also subject to many of the risks to which the Fund is subject, such as tax risks and market and data risks.

Concentration Risk. To the extent the Fund’s investment exposure is concentrated (or substantially exposed to) the same industry or group of industries, the value of its Shares may rise and fall more than the value of shares that invest in securities of companies in a broader range of industries.

Counterparty Risk. To the extent contemplated by its investment strategy, the Fund may use derivative instruments, such as options contracts, swap agreements and other derivative instruments, and is therefore subject to counterparty risk. The Fund may enter into derivatives transactions either through an exchange or clearing house or directly with a bank, broker-dealer or other counterparty. With respect to derivatives transactions that are not centrally cleared, including certain swap agreements and other over-the-counter derivatives, the Fund is subject to the risk that a counterparty will be unwilling or unable to perform its obligations, including due to bankruptcy, insolvency, financial distress, operational failure or other default. If a counterparty defaults, the Fund may lose the expected benefit of the transaction, experience delays or costs in recovering collateral or other amounts owed to it, and be required to enter into replacement transactions on less favorable terms, if at all.

Transactions in some types of derivatives, including certain options and swaps, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through its accounts at clearing members. Customer funds held at a clearing organization in connection with cleared derivatives are held in a commingled omnibus account and are not identified in the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for cleared derivatives may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class.

The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults, the Fund could lose some or all of the benefits of a transaction entered into by the Fund through the clearing member. If the Fund cannot find a clearing member to transact on the Fund’s behalf, the Funds may be unable to effectively implement its investment strategy.

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be an imperfect correlation between the value of the underlying asset and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

●	Swap Agreements. The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether the Fund will be successful in using swap agreements to achieve its investment goal depends on the ability of the Adviser to structure such swap agreements in accordance with the Fund’s investment objective and to identify counterparties for those swap agreements. Additionally, any financing, borrowing or other costs associated with using swap transactions may also have the effect of lowering the Fund’s return. The swap agreements in which the Fund invests are generally traded in the over-the-counter market, which generally has less transparency than exchange-traded derivatives instruments. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities.

Economic and Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets.

ETF Risks

●	Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

●	Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. For example, the Fund may not be able to redeem in-kind certain securities held by the Fund (e.g., derivative instruments). In such a case, the Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. By paying out higher annual capital gain distributions, investors may be subjected to increased capital gains taxes. Additionally, there may be brokerage costs or taxable gains or losses that may be imposed on the Fund in connection with a cash redemption that may not have occurred if the Fund had made a redemption in-kind. These costs could decrease the value of the Fund to the extent they are not offset by a transaction fee payable by an AP.

●	Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

●	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

●	Trading. Although Shares are listed on a national securities exchange, such as [ ] (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

Elon Musk-Related Companies Investment Risk. The Fund invests in companies founded, managed or controlled by Elon Musk. As a result, the Fund’s investments may be particularly sensitive to events affecting Mr. Musk, including his continued involvement with a Qualifying Issuer, management decisions, public statements, business activities, legal or regulatory matters, or changes in public perception of Mr. Musk. An event involving Mr. Musk may adversely affect more than one Qualifying Issuer at the same time. In addition, the Fund’s investment opportunities are limited to companies that satisfy the Fund’s definition of a Qualifying Issuer, and there is no assurance that a sufficient number of Qualifying Issuers will be available for investment. These factors may cause the Fund to experience greater volatility or losses than a fund that invests across a broader range of companies.

Equity Market Risk. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from specific issuers. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests. Common stocks, such as those held by the Fund, are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.

Focused Investment Risk. The number of companies that satisfy the Fund’s definition of a Qualifying Issuer may be limited. Accordingly, the Fund may invest a significant portion of its assets in, or obtain significant economic exposure to, a small number of issuers. The performance of an individual Qualifying Issuer therefore may have a substantial impact on the Fund’s performance, and the Fund may be more volatile than a fund that invests in a larger number of issuers.

Foreign Securities Risk. Investments in U.S.-listed securities of foreign issuers involve risks that may not be present with investments in U.S. issuers. Foreign issuers may be affected by political, economic, regulatory or social conditions in their home countries and may be subject to different accounting, auditing, financial reporting, corporate governance and investor protection standards than U.S. issuers. There may also be less publicly available information regarding certain foreign issuers. The value of securities of foreign issuers may be affected by changes in currency exchange rates, even when such securities trade in the United States and in U.S. dollars. Investments in foreign issuers may also be subject to foreign taxes, and differences in legal systems may make it more difficult to obtain or enforce judgments against foreign issuers.

●	Depositary Receipt Risk. ADRs involve risks similar to those associated with investments in foreign securities and certain additional risks. ADRs are issued by U.S. depositary banks and represent interests in securities of foreign issuers. The value of an ADR may be affected by changes in the value of the underlying foreign security, currency exchange rates, and political, economic or regulatory developments affecting the foreign issuer or its home country. In addition, an ADR may not provide a return that corresponds precisely with the return of the underlying foreign security.

Gold Investment Risks. The Fund invests in equity securities of gold miners, royalty companies and streaming companies, as well as gold miner equity ETFs and other ETFs or ETPs seeking exposure to gold. These investments are subject to risks associated with the gold mining industry and may be significantly affected by changes in the market price of gold. Gold prices can be volatile and are influenced by numerous factors, including global supply and demand, interest rates, inflation expectations, currency exchange rates, economic and political conditions, central bank activity, and investor sentiment. Gold mining companies are also subject to operational risks associated with the exploration, development and production of gold, including changes in production costs, availability of labor and equipment, mine development risks, depletion of reserves, environmental and regulatory requirements, and disruptions caused by weather, natural disasters or political instability. Royalty and streaming companies may be affected by the operating and financial performance of the mining companies and projects from which they derive revenues and generally have limited control over the operation or development of such projects. Gold miner equity ETFs are subject to these same industry risks and to the risks associated with investing in ETFs. A decline in gold prices or adverse developments affecting the gold mining industry may cause the value of the Fund’s investments to decline, potentially significantly.

High Portfolio Turnover Risk. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses and reduce performance. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Jensen Huang Interview Investment Strategy Risk. The Fund’s investment strategy relies on the Sub-Adviser’s analysis of public interviews, remarks and other source materials attributed to Jensen Huang. There is no assurance that companies, relationships, technologies or end markets identified through Mr. Huang’s statements will be successful investments or that his statements will accurately predict future business, industry or market developments. Mr. Huang’s statements may reflect his views in his capacity as an executive of NVIDIA and are not necessarily intended as investment recommendations. Source materials also may be incomplete, inaccurate, ambiguous, delayed, incorrectly attributed or taken out of context, and transcripts generated from audio or video may contain errors. The amount and nature of qualifying source material may vary over time, including periods when no qualifying statements are available. Although the Sub-Adviser conducts independent investment analysis and exercises discretion over the Fund’s investments, its interpretation and use of information derived from Mr. Huang’s statements may not produce the desired results.

Market Capitalization Risks,

●	Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

●	Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large-capitalization stocks or the stock market as a whole.

●	Small-Capitalization Investing. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

mNAV Investment Strategy and Calculation Risk. The Fund’s investment strategy relies in part on the Sub-Adviser’s calculation and assessment of an issuer’s mNAV. An issuer with an mNAV below 1.0x may continue to trade at that level for an extended period, its mNAV may decline further, or its share price may decline even if the value of its bitcoin holdings increases. In addition, mNAV does not reflect all factors that may affect the value of an issuer or its securities, including its debt and other liabilities, non-bitcoin assets, operating businesses, financing needs, management, taxes, or potential dilution. The calculation of mNAV also depends on information regarding an issuer’s bitcoin holdings, fully diluted market capitalization, and the market price of bitcoin. Such information may be delayed, incomplete, inaccurate, or change between measurement dates. As a result, the Fund’s calculated mNAV may not accurately reflect an issuer’s current financial condition or the relationship between the market value of its securities and the value of its bitcoin holdings, and the Fund’s use of mNAV may result in investment losses.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

New Sub-Adviser Risk. The Sub-Adviser is a recently formed entity and does not have experience with managing an exchange-traded fund regulated under the 1940 Act. As a result, there is no long-term track record against which an investor may judge the Sub-Adviser’s effectiveness.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund, Adviser, and Sub-Advisers seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Private Company Investment Risk. The Fund may invest in securities of privately held companies. Private company securities generally are not listed on a securities exchange and may be subject to restrictions on transfer, making them more difficult to sell than publicly traded securities. There may also be less information available about private companies because they generally are not subject to the same disclosure, financial reporting and investor protection requirements as public companies. Private company securities may be difficult to value, and the Fund may be unable to sell an investment when desired or may receive less than the value assigned to the investment. Private companies also may have more limited financial resources, product lines or operating histories than established public companies and may be more dependent on a limited number of key personnel.

Productive Land Investment Risks. The Fund invests in companies whose businesses are tied to productive land and land-based assets, including land and timber REITs, farmland companies, and mineral and timberland royalty companies. These companies may be adversely affected by changes in land and real estate values, agricultural and commodity prices, interest rates and financing costs, weather and natural disasters, water availability, environmental conditions, and laws and regulations governing land use, agriculture, forestry, mining, and natural resources. The value and productivity of the underlying assets also may be affected by drought, wildfire, floods, pests, disease, and other environmental or climate-related events. Any of these factors could adversely affect the operations, asset values, or share prices of productive land companies and cause the Fund to lose value.

Qualifying Issuer Risk. A company’s eligibility for investment depends on its relationship with Elon Musk. A Qualifying Issuer may cease to be eligible if Mr. Musk no longer serves in a qualifying management or board position, no longer holds the required voting power, or otherwise ceases to satisfy the Fund’s eligibility criteria. Such an event may require the Fund to sell its investment or terminate related derivatives at an unfavorable time or price. The addition or removal of a Qualifying Issuer also may significantly change the Fund’s portfolio exposures.

Reverse Repurchase Agreement Risk. Similar to borrowing, reverse repurchase agreements provide the Fund with cash for investment purposes, which creates leverage and subjects the Fund to the risks of leverage. Reverse repurchase agreements also involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and/or if the value of collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of securities.

Sector and Industry Risks. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. The Fund may invest a significant portion of its assets in the following sectors and, therefore, the performance of the Fund could be negatively impacted by events affecting each of these sectors.

●	Information Technology Sector Risk. The information technology sector includes companies engaged in internet software and services, technology hardware and storage peripherals, electronic equipment instruments and components, and semiconductors and semiconductor equipment, among other things. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face rapid product obsolescence due to technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Failure to introduce new products, develop and maintain a loyal customer base, or achieve general market acceptance for their products could have a material adverse effect on a company’s business. Companies in the information technology sector are heavily dependent on intellectual property and the loss of patent, copyright and trademark protections may adversely affect the profitability of these companies.

●	Semiconductors and Semiconductor Equipment Industry Risk. Semiconductor companies may face intense competition, both domestically and internationally, and such competition may have an adverse effect on their profit margins. Semiconductor companies may have limited product lines, markets, financial resources or personnel. Semiconductor companies’ supply chain and operations are dependent on the availability of materials that meet exacting standards and the use of third parties to provide components and services. Semiconductor companies may rely on a limited number of suppliers, or upon suppliers in a single location, for certain materials, equipment or tools. Finding and qualifying alternate or additional suppliers can be a lengthy process that can cause production delays or impose unforeseen costs, and such alternatives may not be available at all. Production can be disrupted by the unavailability of resources, such as water, silicon, electricity, gases and other materials. Suppliers may also increase prices or encounter cybersecurity or other issues that can disrupt production or increase production costs.

●	Energy Sector Risk. Energy companies may be adversely affected by fluctuations in energy prices, supply and demand, commodity markets, geopolitical events, regulatory developments, environmental considerations, and capital spending requirements. Energy infrastructure and power-generation companies may require substantial ongoing investment and may be subject to operational, permitting, and financing risks.

●	Industrials Sector Risk. Companies in the Industrials Sector can be significantly affected by supply and demand for specific products or services and for Industrials Sector products in general; a decline in demand for products due to rapid technological developments and frequent new product introduction; government regulation, world events and economic conditions; and the risks associated with potential environmental damage and product liability claims.

●	Artificial Intelligence Industry Risk. Issuers engaged in artificial intelligence typically have high research and capital expenditures and, as a result, their profitability can vary widely, if they are profitable at all. The space in which they are engaged is highly competitive and issuers’ products and services may become obsolete very quickly. These companies are heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. The issuers are also subject to legal, regulatory and political changes that may have a large impact on their profitability. A failure in an issuer’s product or even questions about the safety of the product could be devastating to the issuer, especially if it is the marquee product of the issuer.

SpaceX Investment Risk. The Fund may have significant exposure to Space Exploration Technologies Corp. (“SpaceX”). SpaceX is subject to risks associated with its aerospace, space transportation, satellite communications, artificial intelligence and other technology businesses. These risks include launch failures or delays, satellite or spacecraft failures, accidents, technological or manufacturing problems, substantial capital requirements, intense competition, dependence on government contracts and approvals, and extensive government regulation. SpaceX’s Starlink business is also subject to risks associated with deploying and operating large satellite networks, competition from other communications providers, cybersecurity and technological risks, and obtaining and maintaining regulatory approvals in the United States and foreign jurisdictions.

SpaceX also has exposure to artificial intelligence and social media businesses through its acquisition of xAI, which includes the X social media platform and Grok artificial intelligence products. These businesses are subject to intense competition and risks associated with user and advertiser demand, content moderation, privacy and data protection, cybersecurity, artificial intelligence development and deployment, intellectual property, litigation, and government investigations and regulation. Adverse developments affecting any of SpaceX’s businesses could adversely affect SpaceX’s financial condition or stock price and, therefore, the Fund.

SPV Risk. The Fund may invest in private companies through special purpose vehicles (“SPVs”). Accordingly, the Fund generally will have contractual rights against the SPV and not against the company. Those rights may be more limited than the rights held by the SPV with respect to the company. The Fund’s ability to direct the SPV’s activities or remove or replace its sponsor or manager will be limited. The sponsor’s interests may conflict with those of the Fund, and the sponsor may make decisions that benefit itself or other investors at the Fund’s expense. Organizational costs, administrative and operating expenses and sponsor compensation, including management fees and/or carried interest, may also reduce the Fund’s returns. An SPV’s structure may give rise to regulatory issues that would not apply if the Fund invested directly in a company and thereby reduce the Fund’s returns or create unexpected liabilities. The Fund may be adversely affected by the sponsor’s misconduct, negligence, insolvency or operational failures; creditor claims against the SPV; a failure to maintain the SPV’s separate legal existence; the commingling or misapplication of assets; adverse tax or regulatory consequences; or the SPV’s failure to enforce its rights or distribute proceeds as intended. Any of these circumstances could reduce or eliminate the value of the Fund’s investment made via an SPV.

Tax Risk. The Fund intends to treat any income received by the Subsidiary as “qualifying income” under the provisions of the Code applicable to RICs. The IRS has issued numerous private letter rulings (“PLRs”) provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of such PLRs have now been revoked by the IRS. In March of 2019, the IRS published Regulations that concluded that income from a corporation similar to the Subsidiary would be qualifying income. Although the Regulations do not require distributions from the Subsidiary, the Fund intends to cause the Subsidiary to make distributions that would allow the Fund to make timely distributions to its shareholders and to meet the requirement that the Subsidiary have a value not in excess of 25% of the Fund’s value at the close of a quarter. The Fund generally will be required to include in its own taxable income the income of the Subsidiary for a tax year, regardless of whether the Fund receives a distribution of the Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a regulated investment company and would be taken into account for purposes of the 4% excise tax.

If the Fund did not qualify as a RIC for any taxable year and certain relief provisions were not available, the Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. In such event, in order to re-qualify for taxation as a RIC, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. This would cause investors to incur higher tax liabilities than they otherwise would have incurred and would have a negative impact on Fund returns. In such event, the Fund’s Board of Trustees may determine to reorganize or close the Fund or materially change the Fund’s investment objective and strategies. In the event that the Fund fails to qualify as a RIC, the Fund will promptly notify shareholders of the implications of that failure.

Tesla Investment Risk. The Fund may have significant exposure to Tesla, Inc. (“Tesla”). Tesla is subject to risks associated with the automotive, energy, artificial intelligence and technology industries, including intense competition, changing consumer demand, product quality or safety issues, product recalls, supply chain disruptions, fluctuations in the availability and cost of raw materials and components, and its ability to develop, manufacture and deliver products successfully. Tesla also faces risks associated with autonomous driving and artificial intelligence technologies, regulatory requirements, government investigations and litigation. Tesla’s stock price has historically experienced significant volatility and may be affected by the actions and public statements of Elon Musk, Tesla’s Chief Executive Officer. Adverse developments affecting Tesla could have a significant negative effect on the Fund.

Underlying Fund Risk. The Fund will incur higher and duplicative expenses when it invests in other investment companies, such as ETFs. By investing in another investment company, the Fund becomes a shareholder of that investment company and bears its proportionate share of the fees and expenses of the other investment company. There is also the risk that the Fund may suffer losses due to the investment practices of the underlying funds as the Fund will be subject to substantially the same risks as those associated with the direct ownership of securities held by such investment companies. Investments in ETFs are also subject to the “ETF Risks” described herein.

●	Underlying Bitcoin Fund Risks: Underlying ETFs or ETPs that focus on bitcoin, either through direct bitcoin holdings (“spot bitcoin ETPs”) or indirectly via derivatives like futures contracts or swaps (ETFs), carry significant risks. These risks include high market volatility, which can be influenced by technological advancements, regulatory changes, and broader economic factors. When trading derivatives, liquidity risks and counterparty risks are substantial. Managing futures contracts can be complex and may affect the performance of an underlying fund. The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Additionally, each such underlying fund, and consequently the Fund to the extent of its investment in the underlying fund, is dependent on blockchain technology, which brings technological and cybersecurity risks, along with custodial challenges for securely storing digital assets. The constantly evolving regulatory and legal landscape presents continuous compliance and valuation difficulties. Risks related to market concentration and network issues in the digital asset sector further add complexity. Moreover, operational intricacies in managing digital assets and potential market volatility can lead to losses for each such underlying fund.

●	Underlying Gold Fund Risks. Through its positions in Gold ETPs, the Fund generally will be subject to the risks associated with such vehicle’s investments, including the possibility that the value of the securities or instruments held by or linked to a Gold ETP could decrease. There is also a risk that a Gold ETP’s gold bars held by its custodian could be lost, damaged, or stolen. A Gold ETP’s access to its gold bars could be restricted by natural events (such as earthquakes) or human actions (such as a terrorist attack). This would adversely impact the operations of the Gold ETPs and thus, the Fund’s investments in the Gold ETPs.

●	Potentially No 1940 Act Protections: Spot bitcoin or spot gold ETPs and other underlying funds may not be registered as an investment company subject to the 1940 Act. Accordingly, investors in such an underlying fund would not have the protections expressly provided by that statute, including: provisions preventing underlying fund insiders from managing the fund to their benefit and to the detriment of shareholders; provisions preventing an underlying fund from issuing securities having inequitable or discriminatory provisions; provisions preventing management by irresponsible persons; provisions preventing the use of unsound or misleading methods of computing underlying fund earnings and asset value; provisions prohibiting suspension of redemptions (except under limited circumstances); provisions limiting fund leverage; provisions imposing a fiduciary duty on fund managers with respect to receipt of compensation for services; and provisions preventing changes in an underlying fund’s character without the consent of shareholders.

Unrelated Business Risk. Each Bitcoin Treasury Company in which the Fund invests operates one or more businesses unrelated to its bitcoin holdings. Accordingly, the value of the Fund’s investments will depend not only on the value of bitcoin and each company’s bitcoin treasury strategy, but also on the performance of its other businesses. These businesses are subject to their own operational, competitive, financial, regulatory and other risks, and their performance may fluctuate independently of the value of bitcoin. A company also may enter new businesses in which it has limited experience, exposing it to additional risks. Poor performance or adverse developments in any of these businesses may negatively affect the company’s financial condition or market value and, therefore, the Fund’s performance, regardless of the performance of bitcoin or the company’s bitcoin treasury strategy.

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

PORTFOLIO HOLDINGS INFORMATION

Information about each Fund’s daily portfolio holdings will be available on the Funds’ website at www.[ ].com. A complete description of each Fund’s policies and procedures with respect to the disclosure of a Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (the “SAI”).

MANAGEMENT

Investment Adviser

Tidal Investments LLC (the “Adviser”), located at 234 West Florida Street, Suite 700, Milwaukee, Wisconsin 53204, is an SEC registered investment adviser and a Delaware limited liability company. Tidal was founded in March 2012 and is dedicated to understanding, researching and managing assets within the expanding ETF universe. As of [       ], Tidal had assets under management of approximately $[ ] billion and served as the investment adviser or sub-adviser for [ ]  registered funds.

Tidal serves as investment adviser to the Funds and has overall responsibility for the general management and administration of the Funds pursuant to an investment advisory agreement with the Trust, on behalf of the Funds (the “Advisory Agreement”). The Adviser is responsible for trading portfolio securities for the Funds, including selecting broker-dealers to execute purchase and sale transactions. The Adviser also arranges for transfer agency, custody, fund administration, and all other related services necessary for the Funds to operate. For the services provided to the Funds, each Fund pays the Adviser a unitary management fee of [ ]%, which is calculated daily and paid monthly, at an annual rate based on the Fund’s average daily net assets.

Under the Advisory Agreement, in exchange for a single unitary management fee from each Fund, the Adviser has agreed to pay all expenses incurred by the Fund, except for its advisory fee, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, and litigation expenses, and other non-routine or extraordinary expenses (collectively, the “Excluded Expenses”).

Investment Sub-Adviser

ProCap Investment Advisers, LLC (the “Sub-Adviser”), located at 600 Lexington Avenue, New York, New York 10022 serves as an investment sub-adviser to the Funds pursuant to an investment sub-advisory agreement with the Adviser (“Sub-Advisory Agreement”). The Sub-Adviser was founded in 2026, and is an investment adviser registered with the SEC. As of [       ], the Sub-Adviser had approximately $[   ] million in assets under management.

The Sub-Adviser is responsible for the day-to-day management of the Funds’ portfolios, including determining the securities purchased and sold by the Funds, subject to the supervision of the Adviser and the Board. The Sub-Adviser serves as the sub-adviser to each Fund, pursuant to a sub-advisory agreement between the Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”).

For its services as sub-adviser, the Sub-Adviser is entitled to receive a fee from the Adviser, which fee is calculated daily and payable monthly, at an annual rate of [ ]% of the average daily net assets of the Funds.

Advisory and Sub-Advisory Agreements

A discussion regarding the basis for the Board’s approval of the Fund’s Advisory Agreement and Sub-Advisory Agreement will be available in the Fund’s Semi-Annual Certified Shareholder Report on Form N-CSR for the period ending [        ].

Portfolio Managers

The following individuals (each, a Portfolio Manager) have served as portfolio managers of the Funds since their inception and are jointly and primarily responsible for the day-to-day management of the Funds:

Anthony J. Pompliano, Portfolio Manager for the Sub-Adviser - All Funds

Anthony J. Pompliano has served as the Chief Executive Officer and Chairman of the Board of Silvia, Inc. (Nasdaq: SVIA), a modern financial services firm leveraging bitcoin, since June 2025. Since May 2025, Mr. Pompliano has also served as the Chief Executive Officer and a Director of ProCap Acquisition Corp., a special purpose acquisition company. In January 2022, Mr. Pompliano founded Inflection Points, Inc. DBA Professional Capital Management, LLC, a global investment firm allocating capital across public and private markets and since its founding has served as the company’s Chief Executive Officer. Prior to founding Professional Capital Management, LLC in 2022, Mr. Pompliano was an active entrepreneur and private investor for more than 14 years, having invested in more than 300 companies, and co-founded technology firms including Full Tilt Capital and Morgan Creek Digital Assets. Prior to his investment career, Mr. Pompliano led product and growth teams at Facebook and served as a sergeant in the US Army. Mr. Pompliano is a widely recognized advocate of bitcoin, a frequent commentator on topics involving the intersection of finance, technology, entrepreneurship and economics, and hosts widely circulated and downloaded podcasts, newsletters and social media content. Mr. Pompliano graduated from Bucknell University with a Bachelor of Arts degree in Economics.

Andy Hicks, Portfolio Manager for the Adviser - Silvia Anti-Money Printer ETF, Silvia Best Ideas ETF, and Silvia NVDA CEO Interview ETF

Mr. Hicks serves as SVP of Trading for the Adviser, having joined the Adviser in September 2025. Mr. Hicks previously served as Director of ETF Portfolio Management, Trading, and Research at SS&C ALPS Advisors for over ten years. Prior to SS&C ALPS Advisors, Mr. Hicks held roles as a Senior Equity Trader and Research Analyst with Virtus Investment Partners, specializing in equity and ETF trading, and a head equity trader for SCM Advisors. With over 20 years of experience, Mr. Hicks holds an accounting/finance degree from Miami University (Ohio) and an MBA in Finance from the University of Colorado - Denver.

Qiao Duan, CFA, Portfolio Manager for the Adviser - Silvia Anti-Money Printer ETF, Silvia Best Ideas ETF, and Silvia NVDA CEO Interview ETF

Qiao Duan serves as Portfolio Manager at the Adviser, having joined the firm in October 2020. From February 2017 to October 2020, she was an execution Portfolio Manager at Exponential ETFs, where she managed research and analysis relating to all Exponential ETF strategies. Ms. Duan previously served as a portfolio manager for the Exponential ETFs from their inception in May 2019 until October 2020. Ms. Duan received a Master of Science in Quantitative Finance and Risk Management from the University of Michigan in 2016 and a Bachelor of Science in Mathematics and Applied Mathematics from Xiamen University in 2014. She holds the CFA designation.

Christopher P. Mullen, Portfolio Manager for the Adviser – Silvia Bitcoin + Treasury mNAV Discount ETF and Silvia World’s Richest Man ETF

Christopher P. Mullen serves as Portfolio Manager at the Adviser, having joined the firm in January 2024. From September 2019 to December 2023, he was a Portfolio Manager at Vest Financial LLC, where he managed exchange-traded funds, mutual funds and retirement fund portfolios. Mr. Mullen previously served as a Senior Portfolio Analyst at ProShares Advisors LLC from September 2016 until September 2019. Prior to that, Mr. Mullen served as associate portfolio manager at USCF Investments LLC from February 2013 to September 2016. Mr. Mullen received a Master of Business Administration from the University of Maryland. He also holds a dual bachelor’s degree in global politics and history from Marquette University.

Brett Johnson, Portfolio Manager for the Adviser – Silvia World's Richest Man ETF

Mr. Johnson serves as VP of Trading for the Adviser, having joined the Adviser in June 2025. From January 2020 through June 2025, Mr. Johnson previously served as Director of Trading at ZEGA Financial, LLC (“ZEGA”). Prior to ZEGA, Mr. Johnson held roles as a Margin Desk Manager and Trade Desk Manager with TD Ameritrade and Charles Schwab, specializing in equity and options trading. With over 20 years of experience, Mr. Johnson holds a degree from the University of Illinois at Urbana-Champaign.

Nick Bast, Portfolio Manager for the Adviser - Silvia Bitcoin + Treasury mNAV Discount ETF

Mr. Bast serves as a Portfolio Manager at the Adviser, having joined the firm in May 2025. From 2024 to 2025, he was on the portfolio management team for Bank of America within their Private Bank division, covering institutions, endowments, and foundations. Previously, Mr. Bast was an Investment Analyst at Mount Yale Capital Group from 2022 through 2024. Mr. Bast received his Bachelor of Science in Finance from the University of Iowa in 2022.

CFA® is a registered trademark owned by the CFA Institute.

The Funds’ SAI provides additional information about each Portfolio Manager’s compensation structure, other accounts that each Portfolio Manager manages, and each Portfolio Manager’s ownership of Shares.

Fund Sponsor

The Adviser has entered into a fund sponsorship agreement with the Silvia, Inc. (Nasdaq: SVIA) (the “Sponsor”), an affiliate of the Sub-Adviser, pursuant to which the Sponsor is a sponsor to the Fund. Under this arrangement, the Sponsor has agreed to provide financial support (as described below) to the Fund. In turn, the Adviser has agreed to share with the Sponsor a portion of profits, if any, generated by the Fund’s advisory fee. Every month, the advisory fees, which are unitary management fees, for the Fund are calculated and paid to the Adviser.

If the amount of the unitary management fee for the Fund exceeds the Fund’s operating expenses and the Adviser-retained amount, the Adviser pays the net total to the Sponsor. The amounts paid to the Sponsor represent any remaining profits from the advisory fee.

Further, if the amount of the unitary management fee for the Fund is less than the Fund’s operating expenses and the Adviser-retained amount, the Sponsor is obligated to reimburse the Adviser for a portion of the shortfall.

HOW TO BUY AND SELL SHARES

Each Fund issues and redeems Shares only in Creation Units at the NAV per share next determined after receipt of an order from an AP. Only APs may acquire Shares directly from a Fund, and only APs may tender their Shares for redemption directly to the Funds, at NAV. APs must be a member or participant of a clearing agency registered with the SEC and must execute a Participant Agreement that has been agreed to by the Distributor (defined below), and that has been accepted by a Fund’s transfer agent, with respect to purchases and redemptions of Creation Units. Once created, Shares trade in the secondary market in quantities less than a Creation Unit.

In order to purchase Creation Units of a Fund, an AP must generally deposit a designated portfolio of equity securities (the “Deposit Securities”) and/or a designated amount of U.S. cash. Purchases and redemptions of Creation Units primarily with cash, rather than through in-kind delivery of portfolio securities, may cause the Funds to incur certain costs. These costs could include brokerage costs or taxable gains or losses that it might not have incurred if it had made redemption in-kind. These costs could be imposed on a Fund, and thus decrease the Fund’s NAV, to the extent that the costs are not offset by a transaction fee payable by an AP.

Most investors buy and sell Shares in secondary market transactions through brokers. Individual Shares are listed for trading on the secondary market on the Exchange and can be bought and sold throughout the trading day like other publicly traded securities.

When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. In addition, because secondary market transactions occur at market prices, you may pay more than NAV when you buy Shares and receive less than NAV when you sell those Shares.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. DTC’s participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or street name through your brokerage account.

Frequent Purchases and Redemptions of Shares

None of the Funds imposes restrictions on the frequency of purchases and redemptions of Shares. In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by a Fund’s shareholders. Purchases and redemptions by APs, who are the only parties that may purchase or redeem Shares directly with a Fund, are an essential part of the ETF process and help keep Share trading prices in line with the NAV. As such, the Funds accommodate frequent purchases and redemptions by APs. However, the Board has also determined that frequent purchases and redemptions for cash may increase tracking error and portfolio transaction costs and may lead to the realization of capital gains. To minimize these potential consequences of frequent purchases and redemptions, each Fund employs fair value pricing and may impose transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by such Fund in effecting trades. In addition, the Funds and the Adviser reserve the right to reject any purchase order at any time.

Determination of Net Asset Value

Each Fund’s NAV is calculated as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern Time, each day the NYSE is open for regular business. The NAV for the Funds is calculated by dividing such Fund’s net assets by its Shares outstanding.

In calculating its NAV, each Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. If such information is not available for a security or other asset held by a Fund or is determined to be unreliable, the security or other asset will be valued at fair value estimates under guidelines established by the Adviser (as described below).

Additionally, the Fund values swap agreements based on the nature of the underlying reference asset or index. The Fund may use the closing price of the underlying reference asset, as provided by independent pricing services, or evaluated prices generated by pricing vendors’ models. The Fund values exchange-traded options at the composite mean price, calculated as the average of the highest bid and lowest ask prices across the exchanges on which the option is principally traded.

Debt securities are valued by using an evaluated mean of the bid and asked prices provided by independent pricing agents. The independent pricing agents may employ methodologies that utilize actual market transactions (if the security is actively traded), broker dealer supplied valuations, or other methodologies designed to identify the market value for such securities. In arriving at valuations, such methodologies generally consider factors such as security prices, yields, maturities, call features, ratings and developments relating to specific securities.

Generally, trading in non-U.S. securities and money market instruments is substantially completed each day at various times prior to the close of regular trading hours of the NYSE. The values of such securities used in computing the NAV of a Fund are determined as of such times.

Fair Value Pricing

The Board has designated the Adviser as the “valuation designee” for the Funds under Rule 2a-5 of the 1940 Act, subject to its oversight. The Adviser has adopted procedures and methodologies, which have been approved by the Board, to fair value Fund investments whose market prices are not readily available or are deemed to be unreliable. For example, such circumstances may arise when: (i) an investment has been delisted or has had its trading halted or suspended; (ii) an investment’s primary pricing source is unable or unwilling to provide a price; (iii) an investment’s primary trading market is closed during regular market hours; or (iv) an investment’s value is materially affected by events occurring after the close of the investment’s primary trading market. Generally, when fair valuing an investment, the Adviser will take into account all reasonably available information that may be relevant to a particular valuation including, but not limited to, fundamental analytical data regarding the issuer, information relating to the issuer’s business, recent trades or offers of the investment, general and/or specific market conditions, and the specific facts giving rise to the need to fair value the investment. Fair value determinations are made in good faith and in accordance with the fair value methodologies included in the Adviser adopted valuation procedures. The Adviser will fair value Fund investments whose market prices are not “readily available” or are deemed to be unreliable. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the Adviser will be able to obtain the fair value assigned to the investment upon the sale of such investment.

Investments by Other Registered Investment Companies in the Fund

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Funds beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions of rules under the 1940 Act, including that such investment companies enter into an agreement with the Fund.

Delivery of Shareholder Documents Householding

Householding is an option available to certain investors of the Funds. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Funds is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions

The Funds intend to pay out dividends and interest income, if any, quarterly, and distribute any net realized capital gains to its shareholders at least annually. The Funds will declare and pay income and capital gain distributions, if any, in cash. Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

Taxes

The following discussion is a summary of some important U.S. federal income tax considerations generally applicable to investments in the Funds. Your investment in a Fund may have other tax implications. Please consult your tax advisor about the tax consequences of an investment in Shares, including the possible application of foreign, state, and local tax laws.

Each Fund intends to qualify each year for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). If it meets certain minimum distribution requirements, a RIC is not subject to tax at the fund-level on income and gains from investments that are timely distributed to shareholders. However, a Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Unless your investment in Shares is made through a tax-exempt entity or tax-advantaged account, such as an IRA plan, you need to be aware of the possible tax consequences when the Fund makes distributions, when you sell your Shares listed on the Exchange, and when you purchase or redeem Creation Units (institutional investors only).

The following general discussion of certain U.S. federal income tax consequences is based on provisions of the Code and the regulations issued thereunder as in effect on the date of this Prospectus. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Taxes on Distributions

For federal income tax purposes, distributions of net investment income are generally taxable to shareholders as ordinary income or qualified dividend income. Taxes on distributions of net capital gains (if any) are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned their Shares. Sales of assets held by a Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by such Fund for one year or less generally result in short-term capital gains and losses. Distributions of a Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are reported by such Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains to shareholders. Distributions of short-term capital gain will generally be taxable to shareholders as ordinary income. Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional Shares.

Distributions reported by a Fund as “qualified dividend income” are generally taxed to non-corporate shareholders at rates applicable to long-term capital gains, provided certain holding period and other requirements are met. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive from a Fund that are attributable to dividends received by such Fund from U.S. corporations, subject to certain limitations.

Shortly after the close of each calendar year, you will be informed of the character of any distributions received from a Fund.

In addition to the federal income tax, certain individuals, trusts, and estates may be subject to a Net Investment Income (“NII”) tax of 3.8%. The NII tax is imposed on the lesser of: (i) a taxpayer’s investment income, net of deductions properly allocable to such income; or (ii) the amount by which such taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately). The Fund’s distributions are includable in a shareholder’s investment income for purposes of this NII tax. In addition, any capital gain realized by a shareholder upon a sale or redemption of shares of a Fund is includable in such shareholder’s investment income for purposes of this NII tax.

In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable to you even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the Shares’ NAV when you purchased your Shares).

You may wish to avoid investing in a Fund shortly before a dividend or other distribution, because such a distribution will generally be taxable to you even though it may economically represent a return of a portion of your investment.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, distributions (other than Capital Gain Dividends) paid to you by a Fund will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies. The Funds may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met.

Under the Foreign Account Tax Compliance Act (“FATCA”), the Funds may be required to withhold a generally nonrefundable 30% tax on distributions of net investment income paid to (A) certain “foreign financial institutions” unless such foreign financial institution agrees to verify, monitor, and report to the Internal Revenue Service (“IRS”) the identity of certain of its account-holders, among other items (or unless such entity is otherwise deemed compliant under the terms of an intergovernmental agreement between the United States and the foreign financial institution’s country of residence), and (B) certain “non-financial foreign entities” unless such entity certifies to the Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other items. This FATCA withholding tax could also affect a Fund’s return on its investments in foreign securities or affect a shareholder’s return if the shareholder holds its Fund shares through a foreign intermediary. You are urged to consult your tax adviser regarding the application of this FATCA withholding tax to your investment in a Fund and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.

Each Fund (or a financial intermediary, such as a broker, through which a shareholder owns Shares) generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has underreported dividend or interest income, or who fails to certify that they are not subject to such withholding.

Taxes When Shares are Sold on the Exchange

Any capital gain or loss realized upon a sale of Shares generally is treated as a long-term capital gain or loss if Shares have been held for more than one year and as a short-term capital gain or loss if Shares have been held for one year or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent of Capital Gain Dividends paid with respect to such Shares. Any loss realized on a sale will be disallowed to the extent Shares are acquired, including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the sale of substantially identical Shares.

Taxes on Purchases and Redemptions of Creation Units

An AP having the U.S. dollar as its functional currency for U.S. federal income tax purposes who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the value of the Creation Units at the time of the exchange and the exchanging AP’s aggregate basis in the securities delivered plus the amount of any cash paid for the Creation Units. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanging AP’s basis in the Creation Units and the aggregate U.S. dollar market value of the securities received, plus any cash received for such Creation Units. The IRS may assert, however, that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for an AP who does not mark-to-market their holdings) or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if Shares comprising the Creation Units have been held for more than one year and as a short-term capital gain or loss if such Shares have been held for one year or less.

The Funds may include a payment of cash in addition to, or in place of, the delivery of a basket of securities upon the redemption of Creation Units. The Fund may sell portfolio securities to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, the Fund may be less tax efficient if it includes such a cash payment in the proceeds paid upon the redemption of Creation Units.

Foreign Investments by the Fund

Interest and other income received by the Funds with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax treaties or conventions between certain countries and the United States may reduce or eliminate such taxes. If, as of the close of a taxable year, more than 50% of the value of a Fund’s assets consists of certain foreign stock or securities, the Fund will be eligible to elect to pass through to investors the amount of certain qualifying foreign income and similar taxes paid by the Fund during that taxable year. This means that investors would be considered to have received as additional income their respective shares of such foreign taxes, but may be entitled to either a corresponding tax deduction in calculating taxable income, or, subject to certain limitations, a credit in calculating federal income tax. If the Fund does not so elect, the Fund will be entitled to claim a deduction for certain foreign taxes incurred by the Fund. The Fund (or its administrative agent) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.

Important Tax Considerations When Purchasing Fund Shares

If you are investing through a taxable account, you should carefully consider the timing of your investment relative to the relevant Fund’s distribution schedule. Purchasing Fund shares shortly before a distribution may increase your tax liability, a situation commonly referred to as “buying a dividend.”

When a Fund makes a distribution, its share price typically drops by an amount roughly equal to the distribution. As a hypothetical example, if you invest $5,000 to purchase 250 shares at $20 per share on December 15, and the Fund pays a $1 per share distribution on December 16, the share price would adjust to $19 (ignoring market fluctuations). Although your total investment value remains $5,000 (250 shares × $19 in share value plus 250 shares × $1 distribution), you would owe taxes on the $250 distribution, even if you reinvest the distribution rather than receiving it in cash.

Distributions are taxable to shareholders even if they are paid from income or gains realized by a Fund before you invested, and even if they were reflected in the purchase price of the shares. Consequently, you may incur taxes on income or gains that accrued before your investment, without corresponding benefit.

Unless you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement plan, you may wish to avoid purchasing Fund shares shortly before a distribution. You can minimize the potential tax impact by reviewing the relevant Fund’s distribution schedule prior to investing. When available, information about a Fund’s distribution schedule can be found on the Funds’ website at www.[ ].com.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Funds. It is not a substitute for personal tax advice. You also may be subject to foreign, state, and local tax on Fund distributions and sales of Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. For more information, please see the section entitled “Federal Income Taxes” in the SAI.

DISTRIBUTION

Foreside Fund Services, LLC, a wholly owned subsidiary of Foreside Financial Group (dba ACA Group), (the “Distributor”), the Funds’ distributor, is a broker-dealer registered with the SEC. The Distributor distributes Creation Units for the Funds on an agency basis and does not maintain a secondary market in Shares. The Distributor has no role in determining the policies of the Funds or the securities that are purchased or sold by the Funds. The Distributor’s principal address is 190 Middle Street, Suite 301, Portland, Maine 04101.

The Board has adopted a Distribution (Rule 12b-1) Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, the Funds are authorized to pay an amount up to 0.25% of its average daily net assets each year to pay distribution fees for the sale and distribution of its Shares.

No Rule 12b-1 fees are currently paid by the Funds, and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because the fees are paid out of assets of the respective Fund on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

PREMIUM/DISCOUNT INFORMATION

When available, information regarding how often Shares of the Funds traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of such Fund can be found on the Funds’ website at www.[                 ].com.

ADDITIONAL NOTICES

Shares are not sponsored, endorsed, or promoted by the Exchange. The Exchange is not responsible for, nor has it participated in the determination of, the timing, prices, or quantities of Shares to be issued, nor in the determination or calculation of the equation by which Shares are redeemable. The Exchange has no obligation or liability to the owners of Shares in connection with the administration, marketing, or trading of Shares.

Without limiting any of the foregoing, in no event shall the Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

The Adviser and the Funds make no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly.

The Agreement and Declaration of Trust (“Declaration of Trust”) provides a detailed process for the bringing of derivative or direct actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the Fund’s Trustees. The Declaration of Trust details various information, certifications, undertakings and acknowledgments that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Fund, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Fund. The Declaration of Trust further provides that shareholders owning Shares representing no less than a majority of the Fund’s outstanding shares must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by a Fund in connection with the consideration of the demand, if a court determines that the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration of Trust, the shareholders bringing the action may be responsible for the Fund’s costs, including attorneys’ fees, if a court determines that the action was brought without reasonable cause or for an improper purpose. The Declaration of Trust provides that no shareholder may bring a direct action claiming injury as a shareholder of the Trust, or any Fund, where the matters alleged (if true) would give rise to a claim by the Trust or by the Trust on behalf of the Fund, unless the shareholder has suffered an injury distinct from that suffered by the shareholders of the Trust, or the Fund, generally. Under the Declaration of Trust, a shareholder bringing a direct claim must be a shareholder of the Fund with respect to which the direct action is brought at the time of the injury complained of or have acquired the shares afterwards by operation of law from a person who was a shareholder at that time. The Declaration of Trust further provides that a Fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the Fund is obligated to pay shall be calculated using reasonable hourly rates. These provisions do not apply to claims brought under the federal securities laws.

The Declaration of Trust also requires that actions by shareholders against the Funds be brought exclusively in a federal or state court located within the State of Delaware. This provision will not apply to claims brought under the federal securities laws. Limiting shareholders’ ability to bring actions only in courts located in Delaware may cause shareholders economic hardship to litigate the action in those courts, including paying for travel expenses of witnesses and counsel, requiring retaining local counsel, and may limit shareholders’ ability to bring a claim in a judicial forum that shareholders find favorable for disputes, which may discourage such actions.

FINANCIAL HIGHLIGHTS

This section would ordinarily include Financial Highlights for the Funds. The Financial Highlights table is intended to help you understand the performance of each Fund for that Fund’s periods of operations. Because the Funds have not yet commenced operations as of the date of this Prospectus, no Financial Highlights are shown.

Silvia Anti-Money Printer ETF

Silvia Best Ideas ETF

Silvia Bitcoin + Treasury mNAV Discount ETF

Silvia World’s Richest Man ETF

Silvia NVDA CEO Interview ETF

Adviser	Tidal Investments LLC 234 West Florida Street, Suite 700 Milwaukee, Wisconsin 53204	Sub-Adviser	ProCap Investment Advisers, LLC 600 Lexington Avenue New York, New York 10022
Distributor	Foreside Fund Services, LLC 190 Middle Street, Suite 301, Portland, Maine 04101	Administrator	Tidal ETF Services LLC 234 West Florida Street, Suite 700 Milwaukee, Wisconsin 53204
Legal Counsel	Sullivan & Worcester LLP 1251 Avenue of the Americas, 19th Floor New York, New York 10020	Fund Accountant and Transfer Agent	U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, Wisconsin 53202
Independent Registered Public Accounting Firm	[ ]	Custodian	U.S. Bank National Association 1555 N. Rivercenter Dr. Milwaukee, Wisconsin 53212

Investors may find more information about the Funds in the following documents:

Statement of Additional Information: The Funds’ SAI provides additional details about the Funds’ investments and certain other additional information. A current SAI dated [          ], as supplemented from time to time, is on file with the SEC and is herein incorporated by reference into this Prospectus. It is legally considered a part of this Prospectus.

Annual/Semi-Annual Reports: Additional information about the Funds’ investments will be available in the Funds’ annual and semi-annual reports to shareholders and in Form N-CSR. In the annual report you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance after the first fiscal year each Fund is in operation. In Form N-CSR, you will find each Fund’s annual and semi-annual financial statements.

When available, you can obtain free copies of these documents, request other information or make general inquiries about the Funds by contacting the Funds at the Silvia ETFs, c/o U.S. Bank Global Fund Services PO Box 219252 Kansas City, Missouri 64121-9252 or calling (833) 833-2721.

Shareholder reports, the Funds’ current Prospectus and SAI and other information about the Funds will be available:

● Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov; or

● Free of charge from the Funds’ Internet website at www.[                  ].com or

● For a duplicating fee, by e-mail request to publicinfo@sec.gov.

(SEC Investment Company Act File No. 811-23312)

SUBJECT TO COMPLETION

Dated October 23, 2026

THE INFORMATION HEREIN IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION IN WHICH THE OFFER OR SALE IS NOT PERMITTED.

[Logo]

Silvia Anti-Money Printer ETF ( )

Silvia Best Ideas ETF ( )

Silvia Bitcoin + Treasury mNAV Discount ETF ( )

Silvia World’s Richest Man ETF ( )

Silvia NVDA CEO Interview ETF ( )

listed on [   ]

STATEMENT OF ADDITIONAL INFORMATION

[   ], 2027

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus for the Silvia Anti-Money Printer ETF, Silvia Best Ideas ETF, Silvia Bitcoin + Treasury mNAV Discount ETF, Silvia World’s Richest Man ETF, and Silvia NVDA CEO Interview ETF (each a “Fund” and collectively the “Funds”), each a series of Tidal Trust III (the “Trust”), dated [   ], 2027, as may be supplemented from time to time (the “Prospectus”). Capitalized terms used in this SAI that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge, by calling the Funds at [phone], visiting [website.com] or writing to the Funds at the [Silvia ETFs], c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, Missouri 64121-9252.

Each Fund’s audited financial statements for the most recent fiscal year (when available) will be incorporated into this SAI by reference to such Fund’s most recent annual Certified Shareholder Report on Form N-CSR (File No. 811-23312). When available, a copy of each Fund’s annual Certified Shareholder Report may be obtained at no charge by contacting the Funds at the address or phone number noted above.

GENERAL INFORMATION ABOUT THE TRUST

The Trust is an open-end management investment company consisting of multiple series. This SAI relates to the Silvia Anti-Money Printer ETF, Silvia Best Ideas ETF, Silvia Bitcoin + Treasury mNAV Discount ETF, Silvia World’s Richest Man ETF, and Silvia NVDA CEO Interview ETF. The Trust was organized as a Delaware statutory trust on May 19, 2016. The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (together with the rules and regulations adopted thereunder, as amended, the “1940 Act”), as an open-end management investment company and the offering of each Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). The Trust is governed by its Board of Trustees (the “Board”). Tidal Investments LLC (the “Adviser”) serves as investment adviser to the Funds. ProCap Investment Advisers, LLC (the “Sub-Adviser” or “ProCap”), serves as investment sub-adviser to the Funds.

Each Fund offers and issues Shares at its net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). The Funds generally offers and issues Shares in exchange for a basket of securities (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. Shares of the Funds are each listed on [Exchange] (the “Exchange”). Shares of each Fund trade on the Exchange at market prices that may differ from the Shares’ respective NAV. Shares are also redeemable only in Creation Unit aggregations, primarily for a basket of Deposit Securities together with a Cash Component. As a practical matter, only institutions or large investors, known as “Authorized Participants” or “APs,” purchase or redeem Creation Units. Except when aggregated in Creation Units, Shares are not individually redeemable.

Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to a specified percentage of the value of the missing Deposit Securities, as set forth in the Participant Agreement (as defined below). The Trust may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. As in the case of other publicly traded securities, brokers’ commissions on transactions in the secondary market will be based on negotiated commission rates at customary levels.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES, POLICIES, AND RELATED RISKS

Each Fund’s investment objective and principal investment strategies are described in the Prospectus, under “Investment Objective” and “Principal Investment Strategies,”. The following information supplements, and should be read in conjunction with, the Prospectus. For a description of certain permitted investments, see “Description of Permitted Investments” in this SAI.

With respect to a Fund’s investments, unless otherwise noted, if a percentage limitation on investment is adhered to at the time of investment or contract, a subsequent increase or decrease as a result of market movement or redemption will not result in a violation of such investment limitation.

Non-Diversification

Each Fund is classified as a non-diversified investment company under the 1940 Act’s diversification requirements. A “non-diversified” classification means that the Funds are not limited by the 1940 Act’s diversification requirements with regard to the percentage of its assets that may be invested in the securities of a single issuer. This means that a Fund may invest a greater portion of its assets in the securities of a single issuer or a small number of issuers than if it was a diversified fund, and therefore, those issuers may constitute a greater portion of such Fund’s portfolio. This may have an adverse effect on a Fund’s performance or subject its Shares to greater price volatility than more diversified investment companies. Moreover, in pursuing its objective, a Fund may hold the securities of a single issuer in an amount exceeding 10% of the value of the outstanding securities of the issuer, subject to restrictions imposed by the Internal Revenue Code of 1986, as amended (the “Code”).

Although the Funds are non-diversified for purposes of the 1940 Act, each Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a regulated investment company (“RIC”) for purposes of the Code, and to relieve such Fund of any liability for federal income tax to the extent that their earnings are distributed to shareholders. Compliance with the diversification requirements of the Code may limit the investment flexibility of a Fund and may make it less likely that such Fund will meet its investment objectives. See “Federal Income Taxes” in this SAI for further discussion.

General Risks

The value of a Fund’s portfolio securities may fluctuate with changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular security or issuer and changes in general economic or political conditions. An investor in a Fund could lose money over short or long periods of time.

1

There can be no guarantee that a liquid market for the securities held by a Fund will be maintained. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of Shares will be adversely affected if trading markets for each Fund’s portfolio securities are limited or absent, or if bid-ask spreads are wide.

Cyber Security Risk. Investment companies, such as the Funds, and their service providers may be subject to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber attacks affecting the Funds or the Adviser, Custodian (defined below), Transfer Agent (defined below), intermediaries and other third-party service providers may adversely impact the Funds. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact each Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential company information, impede trading, subject the Funds to regulatory fines or financial losses, and cause reputational damage. The Funds may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which a Fund invests, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such portfolio companies to lose value.

DESCRIPTION OF PERMITTED INVESTMENTS

The following are descriptions of the permitted investments and investment practices and associated risk factors. The Funds will invest in, or be exposed to, any of the following instruments or engage in any of the following investment practices only if such investment or activity is consistent with such Fund’s investment objective and permitted by such Fund’s stated investment policies. In addition, certain of the techniques and investments discussed in this SAI are not principal strategies of the Funds as disclosed in the Prospectus, and while such techniques and investments are permissible for a Fund to utilize, such Fund is not required to utilize such non-principal techniques or investments.

Borrowing

Although the Funds do not intend to borrow money, a Fund may borrow to the extent permitted by the 1940 Act. Under the 1940 Act, a Fund may borrow up to one-third (1/3) of its total assets. Borrowings will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. The Funds also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Convertible Securities

The Fund, subject to its investment strategies and policies, may invest in preferred stocks or fixed-income securities which are convertible into common stock. Convertible securities are securities that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. Traditionally, convertible securities have paid dividends or interest greater than on the related common stocks, but less than fixed income non-convertible securities. By investing in a convertible security, the Fund may participate in any capital appreciation or depreciation of a company’s stock, but to a lesser degree than if it had invested in that company’s common stock. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock. The value of a convertible security is a function of its “investment value” (its value as if it did not have a conversion privilege), and its “conversion value” (the security’s worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege). The Fund may attempt to hedge certain of its investments in convertible debt securities by selling short the issuer’s common stock.

Derivative Instruments

Generally, derivatives are financial instruments whose value depends on or is derived from, the value of one or more underlying assets, reference rates, or indices or other market factors (a “reference instrument”) and may relate to stocks, bonds, interest rates, credit, currencies, commodities or related indices. Derivative instruments can provide an efficient means to gain or reduce exposure to the value of a reference instrument without actually owning or selling the instrument. Some common types of derivatives include options, futures, forwards and swaps.

Derivative instruments may be used to modify the effective duration of a Fund’s portfolio investments. Derivative instruments may also be used for “hedging,” which means that they may be used when the Adviser or Sub-Adviser seeks to protect a Fund’s investments from a decline in value resulting from changes to interest rates, market prices, currency fluctuations, or other market factors. Derivative instruments may also be used for other purposes, including to seek to increase liquidity, provide efficient portfolio management, broaden investment opportunities (including taking short or negative positions), implement a tax or cash management strategy, gain exposure to a particular security or segment of the market and/or enhance total return. However derivative instruments are used, their successful use is not assured and will depend upon, among other factors, the Adviser’s or Sub-Adviser’s ability to gauge relevant market movements.

2

Derivative instruments may be used for the purpose of direct hedging. Direct hedging means that the transaction must be intended to reduce a specific risk exposure of a portfolio security or its denominated currency and must also be directly related to such security or currency. Each Fund’s use of derivative instruments may be limited from time to time by policies adopted by the Board, the Adviser or Sub-Adviser.

SEC Rule 18f-4 (“Rule 18f-4” or the “Derivatives Rule”) regulates the ability of a Fund to enter into derivative transactions and other leveraged transactions. The Derivatives Rule defines the term “derivatives” to include short sales and forward contracts, such as TBA transactions, in addition to instruments traditionally classified as derivatives, such as swaps, futures, and options. Rule 18f-4 also regulates other types of leveraged transactions, such as reverse repurchase transactions and transactions deemed to be “similar to” reverse repurchase transactions, such as certain securities lending transactions in connection with which a Fund obtains leverage. Among other things, under Rule 18f-4, a Fund is prohibited from entering into these derivatives transactions except in reliance on the provisions of the Derivatives Rule. The Derivatives Rule establishes limits on the derivatives transactions that a Fund may enter into based on the value-at-risk (“VaR”) of the relevant Fund inclusive of derivatives. A Fund will generally satisfy the limits under the Rule if the VaR of its portfolio (inclusive of derivatives transactions) does not exceed 200% of the VaR of its “designated reference portfolio.” The “designated reference portfolio” is a representative unleveraged index or a Fund’s own portfolio absent derivatives holdings, as determined by such Fund’s derivatives risk manager. This limits test is referred to as the “Relative VaR Test.” If a Fund determines that the Relative VaR Test is not appropriate in light of its strategy, subject to specified conditions, the Fund may instead comply with the “Absolute VaR Test.” A Fund will satisfy the Absolute VaR Test if the VaR of its portfolio does not exceed 20% of the value of the Fund’s net assets.

In addition, among other requirements, Rule 18f-4 requires a Fund to establish a derivatives risk management program, appoint a derivatives risk manager, and carry out enhanced reporting to the Board, the SEC and the public regarding a Fund’s derivatives activities. These new requirements will apply unless a Fund qualifies as a “limited derivatives user,” which the Derivatives Rule defines as a fund that limits its derivatives exposure to 10% of its net assets. It is possible that the limits and compliance costs imposed by the Derivatives Rule may adversely affect a Fund’s performance, efficiency in implementing its strategy, liquidity and/or ability to pursue its investment objectives and may increase the cost of such Fund’s investments and cost of doing business, which could adversely affect investors.

Exclusion of Adviser from Commodity Pool Operator Definition. To the extent a Fund invests in “commodity interests” as defined under the Commodity Exchange Act (the “CEA”) the Adviser intends to claim an exclusion from the definition of “commodity pool operator” (“CPO”) and the rules of the Commodities Futures Trading Commission (the “CFTC”) with respect to a Fund. Therefore, the Adviser is not subject to CFTC registration or regulation as a CPO with respect to a Fund. Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts.

Futures contracts. Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference instrument, such as a specific security, currency or commodity, at a specified price at a specified later date. A “sale” of a futures contract means the acquisition of a contractual obligation to deliver the underlying reference instrument called for by the contract at a specified price on a specified date. A “purchase” of a futures contract means the acquisition of a contractual obligation to acquire the underlying reference instrument called for by the contract at a specified price on a specified date. The purchase or sale of a futures contract will allow a Fund to increase or decrease its exposure to the underlying reference instrument without having to buy the actual instrument.

The underlying reference instruments to which futures contracts may relate include non-U.S. currencies, interest rates, stock and bond indices, and debt securities, including U.S. government debt obligations. In most cases the contractual obligation under a futures contract may be offset, or “closed out,” before the settlement date so that the parties do not have to make or take delivery. The closing out of a contractual obligation is usually accomplished by buying or selling, as the case may be, an identical, offsetting futures contract. This transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the underlying instrument or asset. Although some futures contracts by their terms require the actual delivery or acquisition of the underlying instrument or asset, some require cash settlement.

Futures contracts may be bought and sold on U.S. and non-U.S. exchanges. Futures contracts in the U.S. have been designed by exchanges that have been designated “contract markets” by the Commodity Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant (“FCM”), which is a brokerage firm that is a member of the relevant contract market. Each exchange guarantees performance of the contracts as between the clearing members of the exchange, thereby reducing the risk of counterparty default. Futures contracts may also be entered into on certain exempt markets, including exempt boards of trade and electronic trading facilities, available to certain market participants. Because all transactions in the futures market are made, offset or fulfilled by an FCM through a clearinghouse associated with the exchange on which the contracts are traded, a Fund will incur brokerage fees when it buys or sells futures contracts.

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The Funds generally buy and sell futures contracts only on contract markets (including exchanges or boards of trade) where there appears to be an active market for the futures contracts, but there is no assurance that an active market will exist for any particular contract or at any particular time. An active market makes it more likely that futures contracts will be liquid and bought and sold at competitive market prices. In addition, many of the futures contracts available may be relatively new instruments without a significant trading history. As a result, there can be no assurance that an active market will develop or continue to exist.

When a Fund enters into a futures contract, it must deliver to an account controlled by the FCM (that has been selected by the Fund), an amount referred to as “initial margin” that is typically calculated as an amount equal to the volatility in market value of a contract over a fixed period. Initial margin requirements are determined by the respective exchanges on which the futures contracts are traded and the FCM. Thereafter, a “variation margin” amount may be required to be paid by the relevant Fund or received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the marked-to market value of the futures contract. The account is marked-to market daily and the variation margin is monitored by the Adviser and Custodian (defined below) on a daily basis. When the futures contract is closed out, if the Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If a Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.

Some futures contracts provide for the delivery of securities that are different than those that are specified in the contract. For a futures contract for delivery of debt securities, on the settlement date of the contract, adjustments to the contract can be made to recognize differences in value arising from the delivery of debt securities with a different interest rate from that of the particular debt securities that were specified in the contract. In some cases, securities called for by a futures contract may not have been issued when the contract was written.

Risks of futures contracts. A Fund’s use of futures contracts is subject to the risks associated with derivative instruments generally. In addition, a purchase or sale of a futures contract may result in losses to a Fund in excess of the amount that the Fund delivered as initial margin. Because of the relatively low margin deposits required, futures trading involves a high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to a Fund. In addition, if a Fund has insufficient cash to meet daily variation margin requirements or close out a futures position, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. Adverse market movements could cause the Fund to experience substantial losses on an investment in a futures contract.

There is a risk of loss by the Funds of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Funds have an open position in a futures contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, a Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.

A Fund may not be able to properly hedge or effect its strategy when a liquid market is unavailable for the futures contract the Fund wishes to close, which may at times occur. In addition, when futures contracts are used for hedging, there may be an imperfect correlation between movements in the prices of the underlying reference instrument on which the futures contract is based and movements in the prices of the assets sought to be hedged.

If the Adviser’s investment judgment about the general direction of market prices or interest or currency exchange rates is incorrect, a Fund’s overall performance will be poorer than if it had not entered into a futures contract. For example, if a Fund has purchased futures to hedge against the possibility of an increase in interest rates that would adversely affect the price of bonds held in its portfolio and interest rates instead decrease, the Fund will lose part or all of the benefit of the increased value of the bonds which it has hedged. This is because its losses in its futures positions will offset some or all of its gains from the increased value of the bonds.

The difference (called the “spread”) between prices in the cash market for the purchase and sale of the underlying reference instrument and the prices in the futures market is subject to fluctuations and distortions due to differences in the nature of those two markets. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions that could distort the normal pricing spread between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery of the underlying instrument. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, resulting in pricing distortion. Third, from the point of view of speculators, the margin deposit requirements that apply in the futures market are less onerous than similar margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. When such distortions occur, a correct forecast of general trends in the price of an underlying reference instrument by the Adviser may still not necessarily result in a profitable transaction.

Futures contracts that are traded on non-U.S. exchanges may not be as liquid as those purchased on CFTC-designated contract markets. In addition, non-U.S. futures contracts may be subject to varied regulatory oversight. The price of any non-U.S. futures contract and, therefore, the potential profit and loss thereon, may be affected by any change in the non-U.S. exchange rate between the time a particular order is placed and the time it is liquidated, offset or exercised.

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The CFTC and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short position that any person, such as a Fund, may hold or control in a particular futures contract. Trading limits are also imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The regulation of futures, as well as other derivatives, is a rapidly changing area of law. For more information, see “Developing government regulation of derivatives” below.

Futures exchanges may also limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

Options on futures contracts. Options on futures contracts trade on the same contract markets as the underlying futures contract. When a Fund buys an option, it pays a premium for the right, but does not have the obligation, to purchase (call) or sell (put) a futures contract at a set price (the exercise price). The purchase of a call or put option on a futures contract, whereby a Fund has the right to purchase or sell, respectively, a particular futures contract, is similar in some respects to the purchase of a call or put option on an individual security or currency. Depending on the premium paid for the option compared to either the price of the futures contract upon which it is based or the price of the underlying reference instrument, the option may be less risky than direct ownership of the futures contract or the underlying reference instrument. For example, a Fund could purchase a call option on a long futures contract when seeking to hedge against an increase in the market value of the underlying reference instrument, such as appreciation in the value of a non-U.S. currency against the U.S. dollar.

The seller (writer) of an option becomes contractually obligated to take the opposite futures position if the buyer of the option exercises its rights to the futures position specified in the option. In return for the premium paid by the buyer, the seller assumes the risk of taking a possibly adverse futures position. In addition, the seller will be required to post and maintain initial and variation margin with the FCM. One goal of selling (writing) options on futures may be to receive the premium paid by the option buyer. For more general information about the mechanics of purchasing and writing options, see “Options” below.

Risks of options on futures contracts. A Fund’s use of options on futures contracts are subject to the risks related to derivative instruments generally. In addition, the amount of risk a Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. The purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. The seller (writer) of an option on a futures contract is subject to the risk of having to take a possibly adverse futures position if the purchaser of the option exercises its rights. If the seller were required to take such a position, it could bear substantial losses. An option writer has potentially unlimited economic risk because its potential loss, except to the extent offset by the premium received, is equal to the amount the option is “in-the-money” at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract.

Commodity Pool Operator Regulation. With regard to the Funds (but not the Subsidiary (defined below)), the Adviser claims relief from the definition of commodity pool operator (“CPO”) under revised U.S. Commodity Futures Trading Commission (“CFTC”) Rule 4.5. Specifically, pursuant to CFTC Rule 4.5, the Adviser may claim exclusion from the definition of CPO, and thus from having to register as a CPO, with regard to a fund that enters into commodity futures, commodity options, or swaps solely for “bona fide hedging purposes,” or that limits its investment in commodities to a “de minimis” amount, as defined in CFTC rules, so long as the shares of the Fund are not marketed as interests in a commodity pool or other vehicle for trading in commodity futures, commodity options, or swaps. It is expected that the Fund will be able to operate pursuant to the limitations under the revised CFTC Rule 4.5 without materially adversely affecting its ability to achieve its investment objective. If, however, these limitations were to make it difficult for the Fund to achieve its investment objective in the future, the Trust may determine to operate the Fund as a regulated commodity pool pursuant to the Adviser’s CPO registration or to reorganize or close the Fund or to materially change the Fund’s investment objective and strategy.

In contrast, the Subsidiary (defined below) is subject to regulation as a commodity pool under the CEA and CFTC rules and regulations. The Adviser serves as the CPO of the Subsidiary. The Adviser is registered as a CPO with the CFTC and is a member of the National Futures Association (“NFA”). There is no assurance that the Adviser will remain a registered CPO with respect to the Subsidiary or that the Subsidiary will remain a commodity pool to the extent that one or more exclusions or exemptions are available under applicable CFTC regulations.

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Options. An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy an underlying reference instrument, such as a specified security, currency, index, or other instrument, from the writer of the option (in the case of a call option), or to sell a specified reference instrument to the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying reference instrument, the remaining term of the option, supply, demand, interest rates and/or currency exchange rates. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Put and call options are traded on national securities exchanges and in the OTC market.

Options traded on national securities exchanges are within the jurisdiction of the SEC or other appropriate national securities regulator, as are securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all option positions entered into on a national securities exchange in the United States are cleared and guaranteed by the Options Clearing Corporation, thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements. There is no assurance, however, that higher than anticipated trading activity or other unforeseen events might not temporarily render the capabilities of the Options Clearing Corporation inadequate, and thereby result in the exchange instituting special procedures which may interfere with the timely execution of a Fund’s orders to close out open options positions.

Purchasing call and put options. As the buyer of a call option, a Fund has a right to buy the underlying reference instrument (e.g., a currency or security) at the exercise price at any time during the option period (for American style options). The Funds may enter into closing sale transactions with respect to call options, exercise them, or permit them to expire. For example, a Fund may buy call options on underlying reference instruments that it intends to buy with the goal of limiting the risk of a substantial increase in their market price before the purchase is effected. Unless the price of the underlying reference instrument changes sufficiently, a call option purchased by a Fund may expire without any value to the Fund, in which case such Fund would experience a loss to the extent of the premium paid for the option plus related transaction costs.

As the buyer of a put option, a Fund has the right to sell the underlying reference instrument at the exercise price at any time during the option period (for American style options). Like a call option, the Funds may enter into closing sale transactions with respect to put options, exercise them or permit them to expire. A Fund may buy a put option on an underlying reference instrument owned by the Fund (a protective put) as a hedging technique in an attempt to protect against an anticipated decline in the market value of the underlying reference instrument. Such hedge protection is provided only during the life of the put option when the Fund, as the buyer of the put option, is able to sell the underlying reference instrument at the put exercise price, regardless of any decline in the underlying instrument’s market price. The Funds may also seek to offset a decline in the value of the underlying reference instrument through appreciation in the value of the put option. A put option may also be purchased with the intent of protecting unrealized appreciation of an instrument when the Adviser or Sub-Adviser deems it desirable to continue to hold the instrument because of tax or other considerations. The premium paid for the put option and any transaction costs would reduce any short-term capital gain that may be available for distribution when the instrument is eventually sold. Buying put options at a time when the buyer does not own the underlying reference instrument allows the buyer to benefit from a decline in the market price of the underlying reference instrument, which generally increases the value of the put option.

If a put option was not terminated in a closing sale transaction when it has remaining value, and if the market price of the underlying reference instrument remains equal to or greater than the exercise price during the life of the put option, the buyer would not make any gain upon exercise of the option and would experience a loss to the extent of the premium paid for the option plus related transaction costs. In order for the purchase of a put option to be profitable, the market price of the underlying reference instrument must decline sufficiently below the exercise price to cover the premium and transaction costs.

Writing call and put options. Writing options may permit the writer to generate additional income in the form of the premium received for writing the option. The writer of an option may have no control over when the underlying reference instruments must be sold (in the case of a call option) or purchased (in the case of a put option) because the writer may be notified of exercise at any time prior to the expiration of the option (for American style options). In general, though, options are infrequently exercised prior to expiration. Whether or not an option expires unexercised, the writer retains the amount of the premium. Writing “covered” call options means that the writer owns the underlying reference instrument that is subject to the call option. Call options may also be written on reference instruments that the writer does not own.

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If a Fund writes a covered call option, any underlying reference instruments that are held by the Fund and are subject to the call option will be earmarked on the books of such Fund as segregated to satisfy its obligations under the option. A Fund will be unable to sell the underlying reference instruments that are subject to the written call option until it either effects a closing transaction with respect to the written call, or otherwise satisfies the conditions for release of the underlying reference instruments from segregation. As the writer of a covered call option, a Fund gives up the potential for capital appreciation above the exercise price of the option should the underlying reference instrument rise in value. If the value of the underlying reference instrument rises above the exercise price of the call option, the reference instrument will likely be “called away,” requiring a Fund to sell the underlying instrument at the exercise price. In that case, the Fund will sell the underlying reference instrument to the option buyer for less than its market value, and such Fund will experience a loss (which will be offset by the premium received by the Fund as the writer of such option). If a call option expires unexercised, the Fund will realize a gain in the amount of the premium received. If the market price of the underlying reference instrument decreases, the call option will not be exercised and the Fund will be able to use the amount of the premium received to hedge against the loss in value of the underlying reference instrument. The exercise price of a call option will be chosen based upon the expected price movement of the underlying reference instrument. The exercise price of a call option may be below, equal to (at-the-money), or above the current value of the underlying reference instrument at the time the option is written.

As the writer of a covered call option, a Fund gives up the potential for capital appreciation above the exercise price of the option should the underlying reference instrument rise in value. If the value of the underlying reference instrument rises above the exercise price of the call option, the reference instrument will likely be “called away,” requiring a Fund to sell the underlying instrument at the exercise price. In that case, the Fund will sell the underlying reference instrument to the option buyer for less than its market value, and such Fund will experience a loss (which will be offset by the premium received by the Fund as the writer of such option). If a call option expires unexercised, the Fund will realize a gain in the amount of the premium received.

Closing out options (exchange-traded options). If the writer of an option wants to terminate its obligation, the writer may effect a “closing purchase transaction” by buying an option of the same series as the option previously written. The effect of the purchase is that the clearing corporation will cancel the option writer’s position. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, the buyer of an option may recover all or a portion of the premium that it paid by effecting a “closing sale transaction” by selling an option of the same series as the option previously purchased and receiving a premium on the sale. There is no guarantee that either a closing purchase or a closing sale transaction may be made at a time desired by a Fund. Closing transactions allow a Fund to terminate its positions in written and purchased options. A Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the original option (in the case of written options) or is more than the premium paid by the relevant Fund to buy the option (in the case of purchased options). For example, increases in the market price of a call option sold by a Fund will generally reflect increases in the market price of the underlying reference instrument. As a result, any loss resulting from a closing transaction on a written call option is likely to be offset in whole or in part by appreciation of the underlying instrument owned by the Fund.

Over-the-counter options. Like exchange-traded options, OTC options give the holder the right to buy from the writer, in the case of OTC call options, or sell to the writer, in the case of OTC put options, an underlying reference instrument at a stated exercise price. OTC options, however, differ from exchange-traded options in certain material respects.

OTC options are arranged directly with dealers and not with a clearing corporation or exchange. Consequently, there is a risk of non-performance by the dealer, including because of the dealer’s bankruptcy or insolvency. While the Funds use only counterparties, such as dealers, that meet its credit quality standards, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited. Because there is no exchange, pricing is typically done based on information from market makers or other dealers. OTC options are available for a greater variety of underlying reference instruments and in a wider range of expiration dates and exercise prices than exchange-traded options.

There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. The Funds may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. When a Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer with which such Fund originally wrote the option. A Fund may suffer a loss if it is not able to exercise (in the case of a purchased option) or enter into a closing sale transaction on a timely basis.

The staff of the SEC has taken the position that purchased OTC options on securities are considered illiquid securities. Pending a change in the staff’s position, the Funds will treat such OTC options on securities as illiquid and subject to such Fund’s limitation on illiquid securities.

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Interest rate caps. An interest rate cap is a type of OTC option. The buyer of an interest rate cap pays a premium to the seller in exchange for payments at set intervals for which a floating interest rate exceeds an agreed upon interest rate. The floating interest rate may be tied to a reference rate, a long-term swap rate or other benchmark. The amount of each payment is determined by reference to a specified “notional” amount of money. Interest rate caps do not involve the delivery of securities, other underlying instruments, or principal amounts. Accordingly, barring counterparty risk, the risk of loss to the purchaser of an interest rate cap is limited to the amount of the premium paid.

An interest rate cap can be used to increase or decrease exposure to various interest rates, including to hedge interest rate risk. By purchasing an interest rate cap, the buyer of the cap can benefit from rising interest rates while limiting its downside risk to the amount of the premium paid. If a Fund buys an interest rate cap and the Adviser is correct at predicting the direction of interest rates, the interest rate cap will increase in value. But if the Adviser is incorrect at predicting the direction, the interest rate cap will expire worthless.

By writing (selling) an interest rate cap, the seller of the cap can benefit by receiving a premium in exchange for assuming an obligation to make payments at set intervals for which a floating interest rate exceeds an agreed upon interest rate. If interest rates rise above the agreed upon cap, the seller’s obligation to make payments may result in losses in excess of the premium received.

Correctly predicting the value of an interest rate cap requires an understanding of the referenced interest rate, and a Fund bears the risk that the Adviser will not correctly forecast future market events, such as interest rate movements. Interest rate caps also involve the risks associated with derivative instruments generally, as described herein, including the risks associated with OTC options.

Risks of options. The Funds’ options investments involve certain risks, including general risks related to derivative instruments. There can be no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and the Funds may have difficulty effecting closing transactions in particular options. Therefore, a Fund would have to exercise the options it purchased in order to realize any profit, thus taking or making delivery of the underlying reference instrument when not desired. A Fund could then incur transaction costs upon the sale of the underlying reference instruments. Similarly, when a Fund cannot affect a closing transaction with respect to a put option it wrote, and the buyer exercises, such Fund would be required to take delivery and would incur transaction costs upon the sale of the underlying reference instruments purchased. If a Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying reference instrument until the option expires, it delivers the underlying instrument upon exercise, or it segregates enough liquid assets to purchase the underlying reference instrument at the marked-to-market price during the term of the option. When trading options on non-U.S. exchanges or in the OTC market, many of the protections afforded to exchange participants will not be available. For example, there may be no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over an indefinite period of time.

The effectiveness of an options strategy for hedging depends on the degree to which price movements in the underlying reference instruments correlate with price movements in the relevant portion of the relevant Fund’s portfolio that is being hedged. In addition, a Fund bears the risk that the prices of its portfolio investments will not move in the same amount as the option it has purchased or sold for hedging purposes, or that there may be a negative correlation that would result in a loss on both the investments and the option. If the Adviser or Sub-Adviser is not successful in using options in managing a Fund’s investments, such Fund’s performance will be worse than if the Adviser or Sub-Adviser did not employ such strategies.

Swaps. Generally, swap agreements are contracts between a Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. A swap agreement may be negotiated bilaterally and traded OTC between the two parties (for an uncleared swap) or, in some instances, must be transacted through an FCM and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). In a basic swap transaction, a Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on a particular “notional amount” or value of predetermined underlying reference instruments. The notional amount is the set dollar or other value selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given interest rates. Examples of returns that may be exchanged in a swap agreement are those of a particular security, a particular fixed or variable interest rate, a particular non-U.S. currency, or a “basket” of securities representing a particular index. Swaps can also be based on credit and other events.

The Funds will generally enter into swap agreements on a net basis, which means that the two payment streams that are to be made by a Fund and its counterparty with respect to a particular swap agreement are netted out, with such Fund receiving or paying, as the case may be, only the net difference in the two payments. A Fund’s obligations (or rights) under a swap agreement that is entered into on a net basis will generally be the net amount to be paid or received under the agreement based on the relative values of the obligations of each party upon termination of the agreement or at set valuation dates. A Fund will accrue its obligations under a swap agreement daily (offset by any amounts the counterparty owes such Fund). If the swap agreement does not provide for that type of netting, the full amount of the relevant Fund’s obligations will be accrued on a daily basis.

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Comprehensive swaps regulation. The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and related regulatory developments imposed comprehensive regulatory requirements on swaps and swap market participants. The regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution of standardized swaps; (3) imposing margin requirements on swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing record keeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits.

Uncleared swaps. In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. The Funds customarily enter into uncleared swaps based on the standard terms and conditions of an International Swaps and Derivatives Association (“ISDA”) Master Agreement. ISDA is a voluntary industry association of participants in the over-the-counter derivatives markets that has developed standardized contracts used by such participants that have agreed to be bound by such standardized contracts. In the event that one party to a swap transaction defaults and the transaction is terminated prior to its scheduled termination date, one of the parties may be required to make an early termination payment to the other. An early termination payment may be payable by either the defaulting or non-defaulting party, depending upon which of them is “in-the-money” with respect to the swap at the time of its termination. Early termination payments may be calculated in various ways, but are intended to approximate the amount the “in-the-money” party would have to pay to replace the swap as of the date of its termination.

During the term of an uncleared swap, a Fund is required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by such Fund to the counterparty if all outstanding swaps between the parties were terminated on the date in question, including any early termination payments (“variation margin”). Periodically, changes in the amount pledged are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying investment, and/or dividends paid by the issuer of the underlying instrument. Likewise, the counterparty will be required to pledge cash or other assets to cover its obligations to the relevant Fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to a Fund, the amount pledged by the counterparty and available to such Fund may not be sufficient to cover all the amounts due to the Fund and the Fund may sustain a loss.

Currently, the Funds do not intend to typically provide initial margin in connection with uncleared swaps. However, rules requiring initial margin for uncleared swaps have been adopted and are being phased in over time. When these rules take effect, if a Fund is deemed to have material swaps exposure under applicable swap regulations, the Fund will be required to post initial margin in addition to variation margin.

Cleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange-trading. The Dodd-Frank Act and implementing rules will ultimately require the clearing and exchange-trading of many swaps. Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant, CFTC approval of contracts for central clearing and public trading facilities making such cleared swaps available to trade. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps as subject to mandatory clearing and certain public trading facilities have made certain of those cleared swaps available to trade, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks and may involve additional costs and risks not involved with uncleared swaps. See “Risks of cleared swaps” below.

In a cleared swap, a Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. Cleared swaps are submitted for clearing through each party’s FCM, which must be a member of the clearinghouse that serves as the central counterparty. Transactions executed on a swap execution facility (“SEF”) may increase market transparency and liquidity but may require a Fund to incur increased expenses to access the same types of swaps that it has used in the past. When a Fund enters into a cleared swap, it must deliver to the central counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, and are typically calculated as an amount equal to the volatility in market value of the cleared swap over a fixed period, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount may also be required to be paid by a Fund or may be received by a Fund in accordance with margin controls set for such accounts. If the value of a Fund’s cleared swap declines, the Fund will be required to make additional “variation margin” payments to the FCM to settle the change in value. Conversely, if the market value of a Fund’s position increases, the FCM will post additional “variation margin” to the Fund’s account. At the conclusion of the term of the swap agreement, if a Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If a Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If the Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.

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Credit default swaps. The “buyer” of protection in a credit default swap agreement is obligated to pay the “seller” a periodic stream of payments over the term of the agreement in return for a payment by the “seller” that is contingent upon the occurrence of a credit event with respect to a specific underlying reference debt obligation (whether as a single debt instrument or as part of an index of debt instruments). The contingent payment by the seller generally is the face amount of the debt obligation, in return for the buyer’s obligation to make periodic cash payments and deliver in physical form the reference debt obligation or a cash payment equal to the then-current market value of that debt obligation at the time of the credit event. If no credit event occurs, the seller would receive a fixed rate of income throughout the term of the contract, while the buyer would lose the amount of its payments and recover nothing. The buyer is also subject to the risk that the seller will not satisfy its contingent payment obligation, if and when due.

Purchasing protection through a credit default swap may be used to attempt to hedge against a decline in the value of debt security or securities due to a credit event. The seller of protection under a credit default swap receives periodic payments from the buyer but is exposed to the risk that the value of the reference debt obligation declines due to a credit event and that it will have to pay the face amount of the reference obligation to the buyer. Selling protection under a credit default swap may also permit the seller to gain exposure that is similar to owning the reference debt obligation directly. As the seller of protection, a Fund would effectively add leverage to its portfolio because, in addition to its total assets, such Fund would be subject to the risk that there would be a credit event and the Fund would have to make a substantial payment in the future.

Generally, a credit event means bankruptcy, failure to timely pay interest or principal, obligation acceleration or default, or repudiation or restructuring of the reference debt obligation. There may be disputes between the buyer or seller of a credit default swap agreement or within the swaps market as a whole as to whether or not a credit event has occurred or what the payout should be which could result in litigation. In some instances where there is a dispute in the credit default swap market, a regional Determinations Committee set up by ISDA may make an official binding determination regarding the existence of credit events with respect to the reference debt obligation of a credit default swap agreement or, in the case of a credit default swap on an index, with respect to a component of the index underlying the credit default swap agreement. In the case of a credit default swap on an index, the existence of a credit event is determined according to the index methodology, which may in turn refer to determinations made by ISDA’s Determinations Committees with respect to particular components of the index.

ISDA’s Determinations Committees are comprised principally of dealers in the OTC derivatives markets which may have a conflicting interest in the determination regarding the existence of a particular credit event. In addition, in the sovereign debt market, a credit default swap agreement may not provide the protection generally anticipated because the government issuer of the sovereign debt instruments may be able to restructure or renegotiate the debt in such a manner as to avoid triggering a credit event. Moreover, (1) sovereign debt obligations may not incorporate common, commercially acceptable provisions, such as collective action clauses, or (2) the negotiated restructuring of the sovereign debt may be deemed non-mandatory on all holders. As a result, the determination committee might then not be able to determine, or may be able to avoid having to determine, that a credit event under the credit default agreement has occurred.

For these and other reasons, the buyer of protection in a credit default swap agreement is subject to the risk that certain occurrences, such as particular restructuring events affecting the value of the underlying reference debt obligation, or the restructuring of sovereign debt, may not be deemed credit events under the credit default swap agreement. Therefore, if the credit default swap was purchased as a hedge or to take advantage of an anticipated increase in the value of credit protection for the underlying reference obligation, it may not provide any hedging benefit or otherwise increase in value as anticipated. Similarly, the seller of protection in a credit default swap agreement is subject to the risk that certain occurrences may be deemed to be credit events under the credit default swap agreement, even if these occurrences do not adversely impact the value or creditworthiness of the underlying reference debt obligation.

Interest rate swaps. An interest rate swap is an agreement between two parties to exchange interest rate payment obligations. Typically, one party’s obligation is based on an interest rate fixed to maturity while the other party’s obligation is based on an interest rate that changes in accordance with changes in a designated benchmark (for example, Secured Overnight Financing Rate (SOFR), prime rate, commercial paper rate, or other benchmarks). Alternatively, both payment obligations may be based on an interest rate that changes in accordance with changes in a designated benchmark (also known as a “basis swap”). In a basis swap, the rates may be based on different benchmarks (for example, SOFR versus commercial paper) or on different terms of the same benchmark (for example, one-month SOFR versus three-month SOFR). Each party’s payment obligation under an interest rate swap is determined by reference to a specified “notional” amount of money. Therefore, interest rate swaps generally do not involve the delivery of securities, other underlying instruments, or principal amounts; rather they entail the exchange of cash payments based on the application of the designated interest rates to the notional amount. Accordingly, barring swap counterparty or FCM default, the risk of loss in an interest rate swap is limited to the net amount of interest payments that a Fund is obligated to make or receive (as applicable), as well as any early termination payment payable by or to such Fund upon early termination of the swap.

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By swapping fixed interest rate payments for floating payments, an interest rate swap can be used to increase or decrease a Fund’s exposure to various interest rates, including to hedge interest rate risk. Interest rate swaps are generally used to permit the party seeking a floating rate obligation the opportunity to acquire such obligation at a rate lower than is directly available in the credit markets, while permitting the party desiring a fixed-rate obligation the opportunity to acquire such a fixed-rate obligation, also frequently at a rate lower than is directly available in the credit markets. The success of such a transaction depends in large part on the availability of fixed-rate obligations at interest (or coupon) rates low enough to cover the costs involved. Similarly, a basis swap can be used to increase or decrease a Fund’s exposure to various interest rates, including to hedge against or speculate on the spread between the two indexes, or to manage duration. An interest rate swap transaction is affected by change in interest rates, which, in turn, may affect the prepayment rate of any underlying debt obligations upon which the interest rate swap is based.

Inflation index swaps. An inflation index swap is a contract between two parties, whereby one party makes payments based on the cumulative percentage increase in an index that serves as a measure of inflation (typically, the Consumer Price Index) and the other party makes a regular payment based on a compounded fixed rate. Each party’s payment obligation under the swap is determined by reference to a specified “notional” amount of money. Typically, an inflation index swap has payment obligations netted and exchanged upon maturity. The value of an inflation index swap is expected to change in response to changes in the rate of inflation. If inflation increases at a faster rate than anticipated at the time the swap is entered into, the swap will increase in value. Similarly, if inflation increases at a rate slower than anticipated at the time the swap is entered into, the swap will decrease in value.

Equity total return swaps. A total return swap (also sometimes referred to as a synthetic equity swap or “contract for difference” when written with respect to an equity security or basket of equity securities) is an agreement between two parties under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or short sale of the underlying reference instrument or index thereof taken place. For example, one party agrees to pay the other party the total return earned or realized on the notional amount of an underlying equity security and any dividends declared with respect to that equity security. In return the other party makes payments, typically at a floating rate, calculated based on the notional amount.

Options on swap agreements. An option on a swap agreement generally is an OTC option (see the discussion above on OTC options) that gives the buyer of the option the right, but not the obligation, in return for payment of a premium to the seller, to enter into a previously negotiated swap agreement, or to extend, terminate or otherwise modify the terms of an existing swap agreement. The writer (seller) of an option on a swap agreement receives premium payments from the buyer and, in exchange, becomes obligated to enter into or modify an underlying swap agreement upon the exercise of the option by the buyer. When a Fund purchases an option on a swap agreement, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised, plus any related transaction costs.

There can be no assurance that a liquid secondary market will exist for any particular option on a swap agreement, or at any particular time, and a Fund may have difficulty affecting closing transactions in particular options on swap agreements. Therefore, such Fund may have to exercise the options that it purchases in order to realize any profit and take delivery of the underlying swap agreement. The relevant Fund could then incur transaction costs upon the sale or closing out of the underlying swap agreement. In the event that the option on a swap is exercised, the counterparty for such option would be the same counterparty with whom the Fund entered into the underlying swap.

However, if a Fund writes (sells) an option on a swap agreement, such Fund is bound by the terms of the underlying swap agreement upon exercise of the option by the buyer, which may result in losses to the Fund in excess of the premium it received. Options on swap agreements involve the risks associated with derivative instruments generally, as described above, as well as the additional risks associated with both options and swaps generally.

Options on swap agreements are considered to be swaps for purposes of CFTC regulation. Although they are traded OTC, the CFTC may in the future designate certain options on swaps as subject to mandatory clearing. For more information, see “Cleared swaps” and “Risks of cleared swaps.”

An option on an interest rate swap (also sometimes referred to as a “swaption”) is a contract that gives the purchaser the right, but not the obligation, in return for payment of a premium, to enter into a new interest rate swap. A pay fixed option on an interest rate swap gives the buyer the right to establish a position in an interest rate swap where the buyer will pay (and the writer will receive) the fixed-rate cash flows and receive (and the writer will pay) the floating-rate cash flows. In general, most options on interest rate swaps are “European” exercise, which means that they can only be exercised at the end of the option term. Depending on the movement of interest rates between the time of purchase and expiration, the value of the underlying interest rate swap and therefore also the value of the option on the interest rate swap will change.

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An option on a credit default swap is a contract that gives the buyer the right (but not the obligation), in return for payment of a premium to the option seller, to enter into a new credit default swap on a reference entity at a predetermined spread on a future date. This spread is the price at which the contract is executed (the option strike price). Similar to a put option, in a payer option on a credit default swap, the option buyer pays a premium to the option seller for the right, but not the obligation, to buy credit protection on a reference entity (e.g., a particular portfolio security) at a predetermined spread on a future date. Similar to a call option, in a receiver option on a credit default swap the option buyer pays a premium for the right, but not the obligation to sell credit default swap protection on a reference entity or index. Depending on the movement of market spreads with respect to the particular referenced debt securities between the time of purchase and expiration of the option, the value of the underlying credit default swap and therefore the value of the option will change. Options on credit default swaps currently are traded OTC and the specific terms of each option on a credit default swap are negotiated directly with the counterparty.

Commodity-linked total return swaps. A commodity-linked total return swap is an agreement between two parties under which the parties agree to exchange a fixed return or interest rate on the notional amount of the swap for the return of a particular commodities index, commodity contract or basket of commodity contracts as if such notional amount had been invested in such index, commodity contract or basket of commodity contracts. For example, one party agrees to pay the other party the return on a particular index multiplied by the notional amount of the swap. In return, the other party makes periodic payments, such as at a floating interest rate, calculated based on such notional amount. If the commodity swap is for one period, a Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, a Fund may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the SOFR, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a Fund may be required to pay a higher fee at each swap reset date.

Risks of swaps generally. The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether the Funds will be successful in using swap agreements to achieve its investment goal depends on the ability of the Adviser correctly to predict which types of investments are likely to produce greater returns. If the Adviser, in using swap agreements, is incorrect in its forecasts of market values, interest rates, inflation, currency exchange rates or other applicable factors, the investment performance of a Fund will be less than its performance would have been if it had not used the swap agreements.

The risk of loss to a Fund for swap transactions that are entered into on a net basis depends on which party is obligated to pay the net amount to the other party. If the counterparty is obligated to pay the net amount to a Fund, the risk of loss to the Fund is loss of the entire amount that the Fund is entitled to receive. If a Fund is obligated to pay the net amount, the Fund’s risk of loss is generally limited to that net amount. If the swap agreement involves the exchange of the entire principal value of a security, the entire principal value of that security is subject to the risk that the other party to the swap will default on its contractual delivery obligations. In addition, a Fund’s risk of loss also includes any margin at risk in the event of default by the counterparty (in an uncleared swap) or the central counterparty or FCM (in a cleared swap), plus any transaction costs.

Because bilateral swap agreements are structured as two-party contracts and may have terms of greater than seven days, these swaps may be considered to be illiquid and, therefore, subject to a Fund’s limitation on investments in illiquid securities. If a swap transaction is particularly large or if the relevant market is illiquid, the relevant Fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses. Participants in the swap markets are not required to make continuous markets in the swap contracts they trade. Participants could refuse to quote prices for swap contracts or quote prices with an unusually wide spread between the price at which they are prepared to buy and the price at which they are prepared to sell. Some swap agreements entail complex terms and may require a greater degree of subjectivity in their valuation. However, the swap markets have grown substantially in recent years, with a large number of financial institutions acting both as principals and agents, utilizing standardized swap documentation. As a result, the swap markets have become increasingly liquid. In addition, central clearing and the trading of cleared swaps on public facilities are intended to increase liquidity. The Adviser, under the supervision of the Board, is responsible for determining and monitoring the liquidity of the Funds’ swap transactions.

Rules adopted under the Dodd-Frank Act require centralized reporting of detailed information about many swaps, whether cleared or uncleared. This information is available to regulators and also, to a more limited extent and on an anonymous basis, to the public. Reporting of swap data is intended to result in greater market transparency. This may be beneficial to funds that use swaps in their trading strategies. However, public reporting imposes additional recordkeeping burdens on these funds, and the safeguards established to protect anonymity are not yet tested and may not provide protection of the funds’ identities as intended.

Certain U.S. Internal Revenue Service (“IRS”) positions may limit each Fund’s ability to use swap agreements in a desired tax strategy. It is possible that developments in the swap markets and/or the laws relating to swap agreements, including potential government regulation, could adversely affect a Fund’s ability to benefit from using swap agreements, or could have adverse tax consequences. For more information about potentially changing regulation, see “Developing government regulation of derivatives” below.

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Risks of uncleared swaps. Uncleared swaps are typically executed bilaterally with a swap dealer rather than traded on exchanges. As a result, swap participants may not be as protected as participants on organized exchanges. Performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, a Fund is subject to the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency. A Fund risks the loss of the accrued but unpaid amounts under a swap agreement, which could be substantial, in the event of a default, insolvency or bankruptcy by a swap counterparty. In such an event, the Fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect such Fund’s rights as a creditor. If the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses. In unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited.

Risks of cleared swaps. As noted above, under recent financial reforms, certain types of swaps are, and others eventually are expected to be, required to be cleared through a central counterparty, which may affect counterparty risk and other risks faced by the Funds.

Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. There is also a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position, or the central counterparty in a swap contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, the Funds are also subject to the risk that the FCM could use such Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.

With cleared swaps, a Fund may not be able to obtain as favorable terms as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with a Fund, which may include the imposition of position limits or additional margin requirements with respect to the Fund’s investment in certain types of swaps. Central counterparties and FCMs can require termination of existing cleared swap transactions upon the occurrence of certain events, and can also require increases in margin above the margin that is required at the initiation of the swap agreement.

Finally, the Funds are subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, a Fund may be required to break the trade and make an early termination payment to the executing broker.

Combined transactions. Each Fund may enter into multiple derivative instruments, and any combination of derivative instruments as part of a single or combined strategy (a “Combined Transaction”) when the Adviser believes it is in the best interests of the Fund to do so. A Combined Transaction will usually contain elements of risk that are present in each of its component transactions.

Although Combined Transactions are normally entered into based on the Adviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal(s), it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Options

The Fund may purchase and write (sell) put and call options on indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

The Fund may trade put and call options on securities, securities indices and currencies, as the Adviser determines is appropriate in seeking the Fund’s investment objective, and except as restricted by the Fund’s investment limitations.

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The initial purchase (sale) of an option contract is an “opening transaction.” In order to close out an option position, the Fund may enter into a “closing transaction,” which is simply the purchase of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If the Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

The Fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. The Fund purchasing put and call options pays a premium; therefore, if price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund’s securities or by a decrease in the cost of acquisition of securities by the Fund.

The Fund may write call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When the Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which the Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which the Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

The Fund may purchase and write options on an exchange or over-the-counter. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of nonperformance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC’s position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks associated with options transactions include (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them, (3) there may not be a liquid secondary market for options, and (4) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

Initial Public Offerings (“IPOs”)

The Fund may, on a limited basis, participate in IPOs. The market value of IPO shares may fluctuate considerably and is often subject to speculative trading due to factors such as the absence of a prior public market, unseasoned trading, a smaller number of shares available for trading and limited information available about the issuer, its business model, the quality of management, earnings growth potential and other criteria used to evaluate its investment prospects. Such stocks may have exhibited price appreciation in connection with the IPO that is not sustained, and it is not uncommon for stocks to decline in value in the period following the IPO. Additionally, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

Master Limited Partnerships (“MLPs”)

MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the OTC market. MLPs often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership.

The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in a MLP than investors in a corporation. Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

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MLPs are generally treated as partnerships for U.S. federal income tax purposes. When the Fund invests in the equity securities of a MLP or any other entity that is treated as a partnership for U.S. federal income tax purposes, the Fund will be treated as a partner in the entity for tax purposes. Accordingly, in calculating the Fund’s taxable income, it will be required to take into account its allocable share of the income, gains, losses, deductions, and credits recognized by each such entity, regardless of whether the entity distributes cash to the Fund. Distributions from such an entity to the Fund is not generally taxable unless the cash amount (or, in certain cases, the fair market value of marketable securities) distributed to the Fund exceeds the Fund’s adjusted tax basis in its interest in the entity. In general, the Fund’s allocable share of such an entity’s net income will increase the Fund’s adjusted tax basis in its interest in the entity, and distributions to the Fund from such an entity and the Fund’s allocable share of the entity’s net losses will decrease the Fund’s adjusted basis in its interest in the entity, but not below zero. The Fund may receive cash distributions from such an entity in excess of the net amount of taxable income the Fund is allocated from its investment in the entity. In other circumstances, the net amount of taxable income the Fund is allocated from its investment in such an entity may exceed cash distributions received from the entity. Thus, the Fund’s investments in such an entity may lead the Fund to make distributions in excess of its earnings and profits, or the Fund may be required to sell investments, including when not otherwise advantageous to do so, to satisfy the distribution requirements applicable to RICs under the Code.

Depreciation or other cost recovery deductions passed through to the Fund from any investments in MLPs in a given year will generally reduce the Fund’s taxable income, but those deductions may be recaptured in the Fund’s income in one or more subsequent years. When recognized and distributed, recapture income will generally be taxable to the Fund’s shareholders at the time of the distribution at ordinary income tax rates, even though those shareholders might not have held Shares in the Fund at the time the deductions were taken, and even though those shareholders may not have corresponding economic gain on their Shares at the time of the recapture. To distribute recapture income or to fund redemption requests, the Fund may need to liquidate investments, which may lead to additional taxable income.

Equity Securities

Equity securities, such as the common stocks of an issuer, are subject to stock market fluctuations and therefore may experience volatile changes in value as market conditions, consumer sentiment or the financial condition of the issuers change. A decrease in value of the equity securities in a Fund’s portfolio may also cause the value of such Fund’s Shares to decline.

An investment in a Fund should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of a Fund’s portfolio securities and therefore a decrease in the value of Shares of such Fund). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic or banking crises.

Types of Equity Securities:

Common Stocks. Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company’s board of directors.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, generally have inferior rights to receive payments from the issuer in comparison with the rights of creditors or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

Preferred Stocks. Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock.

Tracking Stocks. A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to “track” the performance of such business unit or division. The tracking stock may pay dividends to shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company’s common stock.

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Generally, the market values of preferred stock with a fixed dividend rate and no conversion element vary inversely with interest rates and perceived credit risk.

Rights and Warrants. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life of usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Smaller Companies. The securities of small- and mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of larger-capitalization companies. The securities of small- and mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Some small- or mid-capitalization companies have limited product lines, markets, and financial and managerial resources and tend to concentrate on fewer geographical markets relative to larger capitalization companies. There is typically less publicly available information concerning small- and mid-capitalization companies than for larger, more established companies. Small- and mid-capitalization companies also may be particularly sensitive to changes in interest rates, government regulation, borrowing costs, and earnings.

When-Issued Securities. A when-issued security is one whose terms are available and for which a market exists, but which has not been issued. When a Fund engages in when-issued transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, a Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because a Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments. Rule 18f-4 under the 1940 Act permits a Fund to invest in securities on a when-issued or forward-settling basis, or with a non-standard settlement cycle, notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date (the Delayed-Settlement Securities Provision). A when-issued, forward-settling, or non-standard settlement cycle security that does not satisfy the Delayed-Settlement Securities Provision is treated as a derivatives transaction under Rule 18f-4.

Foreign Securities

The Funds may invest directly in foreign securities or have indirect exposure to foreign securities. Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards, and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers, and listed companies than exists in the United States. Interest and dividends paid by foreign issuers as well as gains or proceeds realized from the sale or other disposition of foreign securities may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Funds by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, the imposition of economic sanctions, confiscatory taxation, political, economic or social instability, or diplomatic developments that could affect assets of the Funds held in foreign countries. The establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

Decreases in the value of currencies of the foreign countries in which a Fund may invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of such Fund’s assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements). Conversely, increases in the value of currencies of the foreign countries in which a Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of such Fund’s assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

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Investing in emerging markets can have more risk than investing in developed foreign markets. The risks of investing in these markets may be exacerbated relative to investments in foreign markets. Governments of developing and emerging market countries may be more unstable as compared to more developed countries. Developing and emerging market countries may have less developed securities markets or exchanges, and legal and accounting systems. It may be more difficult to sell securities at acceptable prices and security prices may be more volatile than in countries with more mature markets. Currency values may fluctuate more in developing or emerging markets. Developing or emerging market countries may be more likely to impose government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, and restrictions on foreign ownership of local companies. In addition, emerging markets may impose restrictions on a Fund’s ability to repatriate investment income or capital and, thus, may adversely affect the operations of the Funds. Certain emerging markets may impose constraints on currency exchange and some currencies in emerging markets may have been devalued significantly against the U.S. dollar. For these and other reasons, the prices of securities in emerging markets can fluctuate more significantly than the prices of securities of companies in developed countries. The less developed the country, the greater effect these risks may have on the Funds.

Foreign Currencies

Although the Fund intends to primarily hold investments denominated in U.S. dollars, the Fund may have exposure to foreign currency fluctuations. The Fund’s net asset value could decline if a relevant foreign currency depreciates against the U.S. dollar or if there are delays or limits on the repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the Fund’s net asset value may change without warning, which could have a significant negative impact on the Fund.

Subsidiary Risk

Silvia Anti-Money Printer ETF and Silvia Bitcoin + Treasury mNAV Discount ETF each may invest an amount not to exceed 25% of its assets as of each fiscal quarter end in a subsidiary that is wholly-owned by the Fund and organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary may invest without limitation in futures contracts and swap agreements and any type of investment in which the Fund is permitted to invest, as described in the Prospectus and this SAI. Each Fund’s investment in its Subsidiary will not exceed 25% of the value of the Fund’s total assets at the end of each of the Fund’s fiscal quarters. Asset limitations are imposed by Subchapter M of the Code, and are measured at each taxable year and quarter end. The Adviser also serves as the investment adviser to the Subsidiary but will not receive separate compensation.

The Subsidiary is not registered under the 1940 Act but will be subject to certain protections of the 1940 Act with respect to the Fund, as described in this SAI. All of the Funds’ investments in the Subsidiary will be subject to the investment policies and restrictions of the Fund, including those related to leverage, collateral and segregation requirements and liquidity. In addition, the valuation and brokerage policies of each Fund will be applied to its Subsidiary. A Fund’s investments in its Subsidiary are not subject to all investor protection provisions of the 1940 Act. However, because each Fund is the sole investor in its Subsidiary, it is not likely that the Subsidiary will take any action that is contrary to the interests of the Fund and its shareholders.

The financial information of the Subsidiary will be consolidated into each Fund’s financial statements, as contained within the Fund’s annual and semi-annual reports provided to shareholders.

As noted above under “Derivatives - Commodity Pool Operator Regulation,” with regard to each Fund (but not its Subsidiary), the Adviser claims relief from the definition of CPO under revised CFTC Rule 4.5. See the above section for more information regarding the Subsidiary.

Regulatory changes, including changes in the laws of the U.S. or the Cayman Islands, could result in the inability of a Fund and/or its Subsidiary to operate as described in the Prospectus and this SAI. Such changes could potentially impact a Fund’s ability to implement its investment strategy and could result in decreased investment returns. In addition, in the event changes to the laws of the Cayman Islands require the Subsidiary to pay taxes to a governmental authority, a Fund would be likely to suffer decreased returns.

In order to qualify as a RIC under Subchapter M of the Code and be eligible to receive “pass-through” tax treatment, a Fund must, among other things, meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. Under the source of income test, at least 90% of a RIC’s gross income each year must be “qualifying income,” which generally consists of dividends, interest, gains on investment assets and certain other categories of investment income (also referred to as “good income”). Qualifying income generally does not include income derived from futures contracts and certain other instruments, including investments in spot crypto ETPs. When a RIC is a “U.S. Shareholder” of certain foreign subsidiaries (“controlled foreign corporations” or “CFCs”), the RIC will generally be required to include in gross income certain income whether or not such income is distributed by the CFC. Under final Treasury Regulations issued in 2019, both imputed and actual distributions from a CFC are generally treated as qualifying income under the RIC source of income test. Each Fund’s investment in its Subsidiary is intended to provide each Fund with exposure to futures contracts or certain other instruments, including investments in spot crypto ETPs, within the limitations of the Code such that the Fund continues to qualify as a RIC, but there is a risk that the Internal Revenue Service (“IRS”) could assert that the income that a Fund derives from its Subsidiary and/or inflation swaps, interest rate swaps and swaptions will not be considered qualifying income for purposes of the source of income test.

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The IRS issued many private letter rulings (which the Funds may not use or cite as precedent because only the recipient of a private letter ruling may rely upon it) between 2006 and 2011 concluding that income a RIC derives from a CFC, such as the Subsidiary, which earns income derived from commodities is qualifying income. Like futures contracts, income derived from commodities or from spot crypto ETPs does not qualify as good income for purposes of the source of income test applicable to RICs. A Fund’s investment in its Subsidiary is intended to provide the Fund with exposure to the commodities markets within the limitations of the Code such that the Fund continues to qualify as a RIC, but there is a risk that the IRS could assert that the income that the Fund derives from its Subsidiary and/or futures contracts and certain other instruments, including investments in spot crypto ETPs, will not be considered qualifying income for purposes of the source of income test.

In the past, there have been some indications that the aforementioned 2006 to 2011 private letter rulings may no longer represent the IRS’ views. The policies underlying those private letter rulings would have been officially overturned if Treasury Regulations proposed on September 28, 2016 (the “Proposed Regulations”) were finalized as proposed. Under the Proposed Regulations, the Subpart F inclusions derived from the CFC (i.e., deemed annual distributions from the CFC to the RIC), which the 2006 through 2011 private letter rulings concluded was qualifying income for a RIC, would no longer be considered qualifying income. Instead, only actual distributions that the CFC makes to the RIC out of the CFC’s earnings and profits for the applicable taxable year that are attributable to the Subpart F inclusion (“Earnings and Profits”) would qualify. As discussed above, in the Final Regulations, the Proposed Regulations were reversed with respect to this particular issue. Under the Final Regulations, both actual and imputed distributions that the CFC makes to the RIC and Subpart F inclusions are generally treated as qualifying income under the source of income test, provided that such income is derived with respect to the RIC’s business of investing in stock, securities or currencies. However, the Final Regulations do not specifically address distributions or Subpart F imputations from CFCs that derive income from futures contracts. The Final Regulations do not clarify whether there are any limitations on whether such income is qualifying income under the source of income test. The Final Regulations also do not expressly adopt or apply the aforementioned 2006-2011 private letter rulings to other taxpayers, although those private letter rulings are consistent with the Final Regulations and may continue to be valid (as opposed to invalid as they would have been under the Proposed Regulations).

The federal income tax treatment of a Fund’s income from its Subsidiary also may be negatively affected by future legislation, Treasury Regulations (proposed or final), and/or other IRS guidance or authorities that could affect the character, timing of recognition, and/or amount of a Fund’s investment company taxable income and/or net capital gains and, therefore, the distributions it makes. If a Fund failed the source of income test for any taxable year but was eligible to and did cure the failure, it could incur potentially significant additional federal income tax expenses. If, on the other hand, a Fund failed to qualify as a RIC for any taxable year and was ineligible to or otherwise did not cure the failure, it would be subject to federal income tax at the fund level on its taxable income at the regular corporate tax rate (without reduction for distributions to shareholders), with the consequence that its income available for distribution to shareholders would be reduced and distributions from its current or accumulated earnings and profits would generally be taxable to its shareholders as dividend income.

Investments in the Subsidiary are expected to primarily provide exposure to futures contracts and swaps and certain other instruments, including investments in spot crypto ETPs and/or spot gold ETPs, within the limitations of Subchapter M of the Code. Further, under the diversification test required to qualify as a RIC, not more than 25% of the value of the Fund’s total assets as of the end of a fiscal quarter may be invested in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses. Therefore, so long as the Fund is subject to this limit, the Fund may not invest any more than 25% of the value of its total assets in its Subsidiary as of the end of each fiscal quarter.

Depositary Receipts

To the extent the Funds invest in stocks of foreign corporations, a Fund’s investment in securities of foreign companies may be in the form of depositary receipts or other securities convertible into securities of foreign issuers. American Depositary Receipts (“ADRs”) are dollar-denominated receipts representing interests in the securities of a foreign issuer, which securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by U.S. banks and trust companies which evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are designed for use in domestic securities markets and are traded on exchanges or over-the-counter in the United States.

Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”), and International Depositary Receipts (“IDRs”) are similar to ADRs in that they are certificates evidencing ownership of shares of a foreign issuer; however, GDRs, EDRs, and IDRs may be issued in bearer form and denominated in other currencies and are generally designed for use in specific or multiple securities markets outside the U.S. EDRs, for example, are designed for use in European securities markets, while GDRs are designed for use throughout the world. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities.

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The Funds will not invest in any unlisted depositary receipts or any depositary receipt that is deemed to be illiquid or for which pricing information is not readily available. In addition, all depositary receipts generally must be sponsored. However, the Funds may invest in unsponsored depositary receipts under certain limited circumstances. The issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the value of the depositary receipts.

Illiquid and Restricted Investments

Pursuant to Rule 22e-4 under the 1940 Act, each Fund may not acquire any “illiquid investment” if, immediately after the acquisition, such Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is any investment that the relevant Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Each Fund has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4. The 15% limit is observed continuously. If, through the appreciation of illiquid investments or the depreciation of liquid investments, a Fund were to be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted investments which are not readily marketable, such Fund will take such steps as set forth in its liquidity risk management program.

Each Fund may purchase certain restricted securities that can be resold to institutional investors and which may be determined not to be illiquid investments pursuant to the Fund’s liquidity risk management program. In many cases, those securities are traded in the institutional market under Rule 144A under the 1933 Act and are called Rule 144A securities.

Investments in illiquid investments involve more risks than investments in similar securities that are readily marketable. Illiquid investments may trade at a discount from comparable, more liquid investments. Investment of a Fund’s assets in illiquid investments may restrict the ability of such Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where a Fund’s operations require cash, such as when the Fund has net redemptions, and could result in the Fund borrowing to meet short-term cash requirements or incurring losses on the sale of illiquid investments.

Illiquid investments are often restricted securities sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, the privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. To the extent privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales could be less than those originally paid by a Fund or less than the fair value of the securities. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by a Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, such Fund may be required to bear the expenses of registration. Private placement investments may involve investments in smaller, less seasoned issuers, which may involve greater risks than investments in more established companies. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in private placement securities, a Fund may obtain access to material non-public information, which may restrict such Fund’s ability to conduct transactions in those securities.

Investment Company Securities

The Funds may invest in the securities of other investment companies, including money market funds and ETFs, subject to applicable limitations under Section 12(d)(1) of the 1940 Act. Investing in another pooled vehicle exposes the Funds to all the risks of that pooled vehicle.

If a Fund invests in and, thus, is a shareholder of, another investment company, such Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Adviser and the other expenses that the Fund bears directly in connection with its own operations.

Pursuant to Section 12(d)(1), each Fund may invest in the securities of another investment company (the “acquired company”) provided that such Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. To the extent allowed by law or regulation, each Fund may invest its assets in securities of investment companies that are money market funds in excess of the limits discussed above.

However, registered investment companies are permitted to invest in other investment companies beyond the limits set forth in Section 12(d)(1), subject to certain conditions. Each Fund may rely on Rule 12d1-4 of the 1940 Act, which provides an exemption from Section 12(d)(1) that allows the Fund to invest beyond the stated limits in other registered funds, including ETFs, if the Fund satisfies certain conditions specified in the Rule.

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The Funds may rely on Section 12(d)(1)(F) and Rule 12d1-3 of the 1940 Act, which provide an exemption from Section 12(d)(1) that allows a Fund to invest all of its assets in other registered funds, including ETFs, if, among other conditions: (1) the Fund, together with its affiliates, acquires no more than three percent of the outstanding voting stock of any acquired fund; and (2) the sales load charged on Shares is no greater than the limits set forth in Rule 2830 of the Conduct Rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Other Short-Term Instruments

The Funds may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds; (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase “Prime-1” by Moody’s Investors Service or “A-1” by Standard & Poor’s Financial Services or, if unrated, of comparable quality as determined by the Adviser or a Sub-Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; and (vi) short-term U.S. dollar denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Adviser or a Sub-Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by a Fund. Any of these instruments may be purchased on a current or a forward-settled basis. Money market instruments also include shares of money market funds. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Securities Lending

If approved by the Board, each Fund may lend portfolio securities to certain creditworthy borrowers. The borrowers provide collateral that is maintained in an amount at least equal to the current value of the securities loaned. A Fund may terminate a loan at any time and obtain the return of the securities loaned. A Fund receives the value of any interest or cash or non-cash distributions paid on the securities that it lends. Distributions received on loaned securities in lieu of dividend payments (i.e., substitute payments) would not be considered qualified dividend income.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. A Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is compensated by a fee paid by the borrower equal to a percentage of the value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of a Fund or through one or more joint accounts or money market funds, which may include those managed by the Adviser.

Each Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to one or more securities lending agents approved by the Board who administer the lending program for each Fund in accordance with guidelines approved by the Board. In such capacity, the lending agent causes the delivery of loaned securities from a Fund to borrowers, arranges for the return of loaned securities to such Fund at the termination of a loan, requests deposit of collateral, monitors the daily value of the loaned securities and collateral, requests that borrowers add to the collateral when required by the loan agreements, and provides recordkeeping and accounting services necessary for the operation of the program.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees a Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return a Fund’s securities as agreed, such Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

Repurchase Agreements

Each Fund may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances. A repurchase agreement is an agreement under which a Fund acquires a financial instrument (e.g., a security issued by the U.S. government or an agency thereof, a banker’s acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next Business Day). A “Business Day” is any day on which the New York Stock Exchange (“NYSE”) is open for regular trading. A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument.

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In these repurchase agreement transactions, the securities acquired by a Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Fund’s custodian bank until repurchased. No more than an aggregate of 15% of a Fund’s net assets will be invested in illiquid securities, including repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.

The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the U.S. Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a Fund not within the control of such Fund and, therefore, the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

U.S. Government Securities

The Funds may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the Federal National Mortgage Association (FNMA), the Government National Mortgage Association (GNMA), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by the FNMA, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

On September 7, 2008, the U.S. Treasury announced a federal takeover of the FNMA and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the “Senior Preferred Stock Purchase Agreement” or “Agreement”). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. As a result of this Agreement, the investments of holders, including the Funds, of mortgage-backed securities and other obligations issued by the FNMA and Freddie Mac are currently protected.

On December 24, 2009, the U.S. Treasury amended the Agreement to allow the $200 billion cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in net worth over the next three years. On August 17, 2012, the U.S. Treasury announced the Third Amendment to the Agreement that recalibrated the calculation of the quarterly dividends that Freddie Mac pays to the U.S. Treasury which eliminated the need for Freddie Mac circularly to borrow from the U.S. Treasury only then to pay dividends back to the U.S. Treasury. The Third Amendment suspended the periodic commitment fee for so long as the dividend amounts were based on net worth. The Third Amendment also eliminated the requirement that Freddie Mac obtain the U.S. Treasury’s consent for asset dispositions with a fair market value (individually or in aggregate) of less than $250 million, but required Freddie Mac to submit annual risk management plans to the U.S. Treasury. On December 21, 2017, a letter agreement between the U.S. Treasury and Freddie Mac changed the terms of the senior preferred stock certificates to permit Freddie Mac to retain a $3 billion capital reserve, quarterly. On September 30, 2019, the U.S. Treasury and the Federal Housing Finance Agency (FHFA), acting as Conservator to Freddie Mac, announced amendments to the senior preferred stock certificates that will permit Freddie Mac to retain earnings beyond the $3 billion capital reserves previously allowed through the letter agreements. Since January 6, 2014, FHFA has conducted an ongoing assessment of its obligations and statutory mandates in preparation for Freddie Mac’s eventual exit from conservatorship.

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Tax Risks

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in the Prospectus and this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when a Fund makes distributions or you sell Shares.

INVESTMENT RESTRICTIONS

The Trust has adopted the following investment restrictions as fundamental policies with respect to the Funds. These restrictions cannot be changed with respect to a Fund without the approval of the holders of a majority of such Fund’s outstanding voting securities. For the purposes of the 1940 Act, a “majority of outstanding shares” means the vote of the lesser of: (1) 67% or more of the voting securities of the relevant Fund present at the meeting if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund.

Except with the approval of a majority of the outstanding voting securities, each Fund may not:

1.	Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act.

2.	Make loans, except to the extent permitted under the 1940 Act.

3.	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except to the extent permitted under the 1940 Act. This shall not prevent the Fund from investing in securities or other instruments backed by real estate, real estate investment trusts (“REITs”) or securities of companies engaged in the real estate business.

4.	Purchase or sell commodities unless acquired as a result of ownership of securities or other instruments, except to the extent permitted under the 1940 Act. This shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.

5.	Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act.

Except with the approval of a majority of the outstanding voting securities, the Silvia World’s Richest Man ETF may not:

6.	Concentrate its investment exposure (i.e., more than 25% of its total assets) in any industry or group of related industries, except that the Fund will concentrate in investments that provide economic exposure to companies operating within the industries or groups of related industries within the [consumer discretionary, industrials, information technology, and communication services sectors]. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, investment companies, and tax-exempt securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

Except with the approval of a majority of the outstanding voting securities, the Silvia Bitcoin + Treasury mNAV Discount ETF may not:

6.	Concentrate its investment exposure (i.e., more than 25% of its total assets) in any industry or group of related industries, except that the Fund will concentrate its investment exposure in the industries or groups of related industries assigned to bitcoin. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, investment companies, and tax-exempt securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

Except with the approval of a majority of the outstanding voting securities, the Silvia NVDA CEO Interview ETF may not:

6.	Concentrate its investment exposure (i.e., more than 25% of its total assets) in any industry or group of related industries, except that the Fund will concentrate in investments that provide economic exposure to companies operating within the industries or groups of related industries within the [information technology] sector. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, investment companies, and tax-exempt securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

Except with the approval of a majority of the outstanding voting interests, each of the Silvia Anti-Money Printer ETF and Silvia Best Ideas ETF may not:

6.	Concentrate its investments (i.e., hold more than 25% of its total assets) in any industry or group of related industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, investment companies, and tax-exempt securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

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In determining its compliance with the fundamental investment restriction on concentration, the Funds will look through to the underlying holdings of any affiliated investment company and will consider its entire investment in any investment company with a policy to concentrate, or having otherwise disclosed that it is concentrated, in a particular industry or group of related industries as being invested in such industry or group of related industries. Additionally, in determining its compliance with the fundamental investment restriction on concentration, the Funds will look through to the user or use of private activity municipal bonds to determine their industry.

For purposes of applying the limitation set forth in the concentration policy set forth above, a Fund may use the Standard Industrial Classification (SIC) Codes, North American Industry Classification System (NAICS) Codes, MSCI Global Industry Classification System, FTSE/Dow Jones Industry Classification Benchmark (ICB) system, or any other reasonable industry classification system (including systems developed by the Adviser) to identify each industry. A Fund’s method applying the limitations in the above concentration policy, including the classification levels used, may differ from those of the Trust’s other series.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid investments will be observed continuously.

EXCHANGE LISTING AND TRADING

Shares are listed for trading and trade throughout the day on the Exchange.

There can be no assurance that a Fund will continue to meet the requirements of the Exchange necessary to maintain the listing of Shares. The Exchange may, but is not required to, remove Shares of a Fund from the listing under any of the following circumstances: (1) the Exchange becomes aware that the Fund is no longer eligible to operate in reliance on Rule 6c-11 of the Investment Company Act of 1940; (2) the Fund no longer complies with the Exchange’s requirements for Shares; or (3) such other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove Shares of a Fund from listing and trading upon termination of such Fund.

The Trust reserves the right to adjust the price levels of Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

MANAGEMENT OF THE TRUST

Board Responsibilities. The Board oversees the management and operations of the Trust. Like all registered investment management companies, the day-to-day management and operation of the Trust is the responsibility of the various service providers to the Trust, such as the Adviser, the Sub-Adviser, the Distributor, the Administrator, the Custodian, and the Transfer Agent, each of whom is discussed in greater detail in this Statement of Additional Information. The Board has appointed various senior employees of the Administrator as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s operations. In conducting this oversight, the Board receives regular reports from these officers and the service providers. For example, the Treasurer reports as to financial reporting matters and the President reports as to matters relating to the Trust’s operations. In addition, the Adviser provides regular reports on the investment strategy and performance of the Funds. The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. These reports are provided as part of formal Board Meetings which are typically held quarterly, in person, and involve the Board’s review of recent operations. In addition, various members of the Board also meet with management in less formal settings, between formal Board Meetings, to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

As part of its oversight function, the Board receives and reviews various risk management reports and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements (e.g., investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.), the oversight of different types of risks is handled in different ways. For example, the Board meets regularly with the CCO to discuss compliance and operational risks and the Audit Committee meets with the Trust’s independent public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function.

The full Board also receives reports from the Adviser as to investment risks of the Funds. In addition to these reports, from time to time the full Board receives reports from the Administrator and the Adviser as to enterprise risk management.

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The Board recognizes that not all risks that may affect the Funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve each Fund’s goals, and that the processes, procedures, and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Board as to risk management matters are typically summaries of the relevant information. Most of each Fund’s investment management and business affairs are carried out by or through the Adviser, and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from a Fund’s and each other’s in the setting of priorities, the resources available, or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members of the Board. There are five members of the Board, four of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”). Mr. Eric W. Falkeis serves as Chairman of the Board and is an interested person of the Trust.

The Board is composed of a majority (80 percent) of Independent Trustees. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust, even though there is no Lead Independent Trustee. The Trust made this determination in consideration of, among other things, the fact that the Independent Trustees of the Trust constitute a majority of the Board, the amount of assets under management in the Trust, and the number of funds overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.

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Additional information about each Trustee of the Trust is set forth below. The address of each Trustee of the Trust is c/o Tidal Trust III, 234 West Florida Street, Suite 700, Milwaukee, Wisconsin 53204.

Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees(3)
Monica H. Byrd Born: 1979	Trustee	Indefinite term; since August 2023	Chief Financial Officer of LFO Management, LLC (since 2019).	[]	None
Pamela Cytron Born: 1966	Trustee	Indefinite term; since August 2023	President, The Founder’s Arena (since 2023); CEO & Founder, Pendo Systems, Inc. (2020 to 2023); Non-executive Board advisor, RegAlytics (2021 to 2022).	[]	Serves on the Boards of First Rate Inc. (since 2015); First Rate Ventures (since 2022); Privacy Lock (since 2022) (nonexecutive Board role); and World Technology Partners (since 2022) (Vice President). Served on the Board of Global Recovery Initiatives Foundation (2011 to 2022) (Chairman).
Lawrence Jules Born: 1968	Trustee	Indefinite term; since August 2023	Vice President and Head Trader at 3Edge Asset Management LLC (since 2022); and Director and Head Trader at Charles Schwab Investment Management (2008 to 2022).	[]	Serves as a director of the 600 Atlantic/Federal Reserve Bank of Boston Federal Credit Union.
Ethan Powell Born: 1975	Trustee	Indefinite term; Trustee since May 2016	Principal and CIO of Brookmont Capital; President and Founder of Impact Shares LLC (“Impact Shares”) (2015 to 2025).	[]	Serves as Independent Chairman of the Board of the Highland Fund Complex and the NexPoint Credit Strategies Fund Complex (collectively, 25 funds) and is a member of the Board of Kelly Strategic Management Fund.
Interested Trustees(4)
Eric W. Falkeis(4) Born: 1973	President, Principal Executive Officer, Trustee, and Chairman	Indefinite term; Trustee and Chairman since 2025; Indefinite term; President and Principal Executive Officer since 2024	Chief Operating Officer, Tidal Investments LLC (since 2023); Chief Executive Officer, Tidal ETF Services LLC (since 2018).	[]	Independent Director, Muzinich Direct Lending Income Fund, Inc. (since 2023); Independent Director, Muzinich BDC, Inc. (since 2019); Trustee, Professionally Managed Portfolios (27 series) (since 2011); Trustee and Chairman of Tidal Trust I (since 2018); Trustee and Chairman of Tidal Trust II (since 2022); Trustee and Chairman of Tidal Trust IV (since 2025); Trustee and Chairman of Tidal Trust V (since 2025).
(1)	The Trustees have designated a mandatory retirement age of 78, such that each Trustee, serving as such on the date he or she reaches the age of 78, shall submit his or her resignation not later than the last day of the calendar year in which his or her 78th birthday occurs.
(2)	The group of Funds sponsored by Tidal and managed by Tidal or its affiliates, including Tidal Trust I, Tidal Trust II, Tidal Trust III, Tidal Trust IV and Tidal Trust V.

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(3)	All Independent Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act.
(4)	Mr. Falkeis is considered an “interested person” of the Trust due to his positions as Principal Executive Officer and Chairman of the Trust, and Chief Executive Officer of Tidal ETF Services LLC, a Tidal Financial Group company and an affiliate of the Adviser.

Individual Trustee Qualifications.

The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their service as Trustees of the Trust in light of the Trust’s business and structure. Each of the Trustees has substantial business and professional backgrounds that indicate they have the ability to critically review, evaluate and access information provided to them. Certain of these business and professional experiences are set forth in detail in the table above. The Board annually conducts a “self-assessment” wherein the effectiveness of the Board and individual Trustees is reviewed.

In addition to the information provided in the table above, below is certain additional information concerning each particular Trustee and certain of their Trustee Attributes. The information provided below, and in the table above, is not all-inclusive. Many Trustee Attributes involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests. In conducting its annual self-assessment, the Board has determined that the Trustees have the appropriate attributes and experience to serve effectively as Trustees of the Trust.

The Board has concluded that Ms. Byrd should serve as a Trustee because of her substantial financial services experience through her current position as CFO at LFO Management, LLC, as well as through former positions. Ms. Byrd, CPA serves as the Chairperson of the Audit Committee. Ms. Byrd’s experience, qualifications, attributes, or skills, on an individual basis and in combination with those of the other Trustees, led to the Board’s conclusion that she possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

The Board has concluded that Ms. Cytron should serve as a Trustee because of her substantial executive experience through her current position as President of The Founder’s Arena and her former position as CEO & Founder, Pendo Systems, Inc., as well as through service on other boards. Ms. Cytron serves as the Chairperson of the Nominating and Governance Committee. Ms. Cytron’s experience, qualifications, attributes, or skills, on an individual basis and in combination with those of the other Trustees, led to the Board’s conclusion that she possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

The Board has concluded that Mr. Jules should serve as a Trustee because of his substantial financial services experience through his current position as Vice President and Head Trader at 3Edge Asset Management LLC, as well as through former positions. Mr. Jules’ experience, qualifications, attributes, or skills, on an individual basis and in combination with those of the other Trustees, led to the Board’s conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

The Board has concluded that Mr. Powell should serve as a Trustee because of his substantial financial industry experience and his board service for other registered investment companies. Mr. Powell’s experience, qualifications, attributes, or skills on an individual basis and in combination with those of the other Trustees led to the Board’s conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

The Board has concluded that Mr. Falkeis should serve as a Trustee because of his substantial investment company experience and his experience with financial, accounting, investment, and regulatory matters through his former position as Senior Vice President and Chief Financial Officer (and other positions) of U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Global Fund Services”), a full service provider to ETFs, mutual funds, and alternative investment products, from 1997 to 2013, as well as a Trustee and Chairman of Tidal Trust I, from 2018 to present, Trustee and Chairman of Tidal Trust II, from 2022 to present, Trustee and Chairman of Tidal Trust IV, from 2025 to present and Trustee and Chairman of Tidal Trust V, from 2025 to present. In addition, he has experience consulting with investment advisors regarding the legal structure of mutual funds, distribution channel analysis, and actual distribution of those funds. Mr. Falkeis also has substantial managerial, operational, technological, and risk oversight related experience through his former position as Chief Operating Officer of the advisers to the Direxion mutual fund and ETF complex. Mr. Falkeis’ experience, qualifications, attributes, or skills on an individual basis and in combination with those of the other Trustees led to the Board’s conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

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Board Committees. The Board has established the following standing committees of the Board:

Audit Committee. The Board has a standing Audit Committee that is composed of certain of the Independent Trustees of the Trust (Mses. Byrd, and Cytron, and Mr. Jules) and is chaired by an Independent Trustee. Ms. Byrd is chair of the Audit Committee, and she presides at the Audit Committee meetings, participates in formulating agendas for Audit Committee meetings, and coordinates with management to serve as a liaison between the Independent Trustees and management on matters within the scope of responsibilities of the Audit Committee as set forth in its Board-approved written charter. The principal responsibilities of the Audit Committee include overseeing the Trust’s accounting and financial reporting policies and practices and its internal controls; overseeing the quality, objectivity and integrity of the Trust’s financial statements and the independent audits thereof; monitoring the independent auditor’s qualifications, independence, and performance; acting as a liaison between the Trust’s independent auditors and the full Board; pre-approving all auditing services to be performed for the Trust; reviewing the compensation and overseeing the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; pre-approving all permitted non-audit services (including the fees and terms thereof) to be performed for the Trust; pre-approving all permitted non-audit services to be performed for any investment adviser or sub-adviser to the Trust by any of the Trust’s independent auditors if the engagement relates directly to the operations and financial reporting of the Trust; meeting with the Trust’s independent auditors as necessary to (1) review the arrangement for and scope of the annual audits and any special audits, (2) discuss any matters of concern relating to the Fund’s financial statements, (3) consider the independent auditors’ comments with respect to the Trust’s financial policies, procedures and internal accounting controls and Trust management’s responses thereto, and (4) review the form of opinion the independent auditors propose to render to the Board and the Fund’s shareholders; discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Fund’s financial statements; and reviewing and discussing reports from the independent auditors on (1) all critical accounting policies and practices to be used, (2) all alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management, (3) other material written communications between the independent auditor and management, including any management letter, schedule of unadjusted differences, or management representation letter, and (4) all non-audit services provided to any entity in the Trust that were not pre-approved by the Committee; and reviewing disclosures made to the Committee by the Trust’s principal executive officer and principal accounting officer during their certification process for the Fund’s Form N-CSR. As of the date of this SAI, the Audit Committee met [one] time with respect to the Fund.

The Audit Committee also serves as the Qualified Legal Compliance Committee (“QLCC”) for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer (the “issuer attorneys”). An issuer attorney who becomes aware of evidence of a material violation by the Trust, or by any officer, director, employee, or agent of the Trust, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially escalating further to other entities). As of the date of this SAI, the QLCC has not met with respect to the Trust.

Nominating and Governance Committee. The Board has a standing Nominating and Governance Committee that is composed of each of the Independent Trustees of the Trust. The Nominating and Governance Committee operates under a written charter approved by the Board. The Nominating and Governance Committee is responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time and meets only as necessary. The Nominating and Governance Committee generally will not consider nominees recommended by shareholders. The Nominating and Governance Committee is also responsible for, among other things, reviewing and making recommendations regarding Independent Trustee compensation and the Trustees’ annual “self-assessment.” Ms. Cytron is the chair of the Nominating and Governance Committee. The Nominating Committee meets periodically, as necessary, but at least annually. As of the date of this SAI, the Nominating and Governance Committee met [] time with respect to the Trust. Because the Fund has not yet commenced operations, the Nominating and Governance Committee has not yet met or taken any action with respect to the Fund as of the date of the SAI.

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Principal Officers of the Trust

The officers of the Trust conduct and supervise its daily business. The address of each officer of the Trust is c/o Tidal Trust III, 234 West Florida Street, Suite 700, Milwaukee, Wisconsin 53204, unless otherwise indicated. Additional information about the Trust’s officers is as follows:

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
Eric W. Falkeis Born: 1973	President and Principal Executive Officer	Indefinite term; since May 2024	Chief Operating Officer, Tidal Investments LLC (since 2023); Chief Executive Officer, Tidal ETF Services LLC (since 2018).
William H. Woolverton, Esq. Born: 1951	Chief Compliance Officer and AML Compliance Officer	Indefinite term; since 2023	Chief Compliance Officer (since 2023), Compliance Adviser (2022 to 2023), Tidal Investments LLC; Senior Compliance Adviser, ACA Global (2020 to 2023); Director, Hadron Specialty Insurance Company (since 2023) Operating Partner, Altamont Capital Partners (private equity firm) (2021 to present).
Aaron J. Perkovich Born: 1973	Treasurer, Principal Financial Officer and Principal Accounting Officer	Treasurer since 2023, Indefinite term; Principal Financial Officer and Principal Accounting Officer since 2024; Indefinite term	SVP of Fund Administration (since 2024), Head of Fund Administration (2023 to 2024), Fund Administration Manager, (2022 to 2023), Tidal ETF Services LLC; Assistant Director Investments, Mason Street Advisors, LLC (2021 to 2022); Vice President, U.S. Bancorp Fund Services, LLC (2006 to 2021).
Lissa M. Richter Born: 1979	Vice President and Secretary	Vice President since 2025; Indefinite term; Secretary since 2023; Indefinite term	VP of Fund Governance and Compliance (since 2024); ETF Regulatory Manager, (2021 to 2024) Tidal ETF Services LLC.
Jennifer Smith Born: 1985	Assistant Treasurer	Indefinite term; since 2024	Assistant Vice President of Fund Administration, Tidal ETF Services LLC (Since 2024); Analyst, Tidal ETF Services, LLC (2023 to 2024); Fund Administrator, U.S. Bancorp Fund Services, LLC (2006 to 2023).

1 The Officers hold office until the next annual meeting of the Board of Trustees and until their successors have been elected and qualified.

Trustee Ownership of Shares. The Fund is required to show the dollar amount ranges of each Trustee’s “beneficial ownership” of Shares and each other series of the Trust as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

As of December 31, 2025, the following Trustees beneficially owned shares of certain other series of the Trust as follows, and no other Trustee owned shares of any series of the Trust:

Name of Trustee	Dollar Range of Shares Owned in the Fund	Aggregate Dollar Range of Shares of Series of the Trust
Monica H. Byrd	None	$50,001– $100,000
Lawrence Jules	None	$1–$10,000
Ethan Powell	None	$10,001–$50,000

As of December 31, 2025, neither the Independent Trustees nor members of their immediate family, owned securities beneficially or of record in the Adviser, the Distributor (as defined below), or an affiliate of the Adviser or the Distributor. Accordingly, neither the Independent Trustees nor members of their immediate family, have direct or indirect interest, the value of which exceeds $120,000, in the Adviser Distributor or any of their affiliates. In addition, during the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeds $120,000 and to which the Adviser Distributor or any affiliate thereof was a party.

Board Compensation

Effective January 1, 2026, the Independent Trustees each receive an annual retainer of $50,000. The Independent Trustees also receive $6,000 per regularly scheduled meeting attended and $4,000 per special meeting attended, as well as reimbursement for travel and other out-of-pocket expenses incurred in connection with serving as a Trustee. In addition, the Audit Committee Chair receives an annual retainer of $12,000 and the Nominating and Governance Committee Chair receives an annual retainer of $6,000. Prior to January 1, 2026, the Independent Trustees each receive an annual retainer of $25,000 and $5,000 per each meeting attended, as well as reimbursement for travel and other out-of-pocket expenses incurred in connection with serving as a Trustee. In addition, the Audit Committee Chair received an annual retainer of $10,000 and the Nominating and Governance Committee Chair received an annual retainer of $5,000. The Trust has no pension or retirement plan.

The following table shows the compensation estimated to be earned by each Trustee for the Fund’s current fiscal year ending [], 2026. Independent Trustee fees are an obligation of the Trust and are paid by the Adviser, as are other Trust expenses. The Trust pays the Adviser a unitary fee which the Adviser uses to pay Trust expenses. Trustee compensation shown below does not include reimbursed out-of-pocket expenses in connection with attendance at meetings.

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Name	Estimated Aggregate Compensation From Fund	Estimated Total Compensation From Fund Complex Paid to Trustees(1)
Interested Trustees
Eric Falkeis	$0	$0
Independent Trustees
Monica H. Byrd	$0	$[]
Pamela Cytron	$0	$[]
Lawrence Jules	$0	$[]
Ethan Powell	$0	$[]

(1) Compensation is based on estimated amounts for the fiscal year ending [], 2026.

PRINCIPAL SHAREHOLDERS, CONTROL PERSONS AND MANAGEMENT OWNERSHIP

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding Shares. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Funds.

As of the date of this SAI, the Funds had not yet commenced operations and no Shares were outstanding.

CODES OF ETHICS

The Trust, the Adviser and Sub-Adviser have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics are designed to prevent affiliated persons of the Trust, the Adviser and Sub-Adviser from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by a Fund (which may also be held by persons subject to the codes of ethics). Each code of ethics permits personnel subject to that code of ethics to invest in securities for their personal investment accounts, subject to certain limitations, including limitations related to securities that may be purchased or held by the Funds. The Distributor (as defined below) relies on the principal underwriters exception under Rule 17j-1(c)(3), specifically where the Distributor is not affiliated with the Trust, the Adviser or the Sub-Adviser and no officer, director, or general partner of the Distributor serves as an officer, director, or general partner of the Trust, the Adviser or the Sub-Adviser.

There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics may be found at the SEC’s website at https://www.sec.gov.

PROXY VOTING POLICIES

The Funds have each delegated proxy voting responsibilities to the Adviser, subject to the Board’s oversight. In delegating proxy responsibilities, the Board has directed that proxies be voted consistent with each Fund’s and its shareholders’ best interests and in compliance with all applicable proxy voting rules and regulations. The Adviser has adopted proxy voting policies and guidelines for this purpose (“Proxy Voting Policies”), which have been adopted by the Trust as the policies and procedures that will be used when voting proxies on behalf of the Funds.

In the absence of a conflict of interest, the Adviser will generally vote “for” routine proposals, such as the election of directors, approval of auditors, and amendments or revisions to corporate documents to eliminate outdated or unnecessary provisions. Unusual or disputed proposals will be reviewed and voted on a case-by-case basis. The Proxy Voting Policies address, among other things, material conflicts of interest that may arise between the interests of each Fund and the interests of the Adviser. The Proxy Voting Policies will ensure that all issues brought to shareholders are analyzed in light of the Adviser’s fiduciary responsibilities.

The Trust’s Chief Compliance Officer is responsible for monitoring the effectiveness of the Proxy Voting Policies.

When available, information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling [Phone], (2) on the Funds’ website at [website.com], or (3) on the SEC’s website at www.sec.gov.

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INVESTMENT ADVISER

Tidal Investments LLC (“Tidal” or the “Adviser”), a Tidal Financial Group company, 234 West Florida Street, Suite 700, Milwaukee, Wisconsin 53204, serves as investment adviser to each Fund and has overall responsibility for the general management and administration of each Fund.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Adviser provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to the direction and oversight of the Board. The Adviser is responsible for the day-to-day management of the Fund’s portfolio, including determining the securities and financial instruments purchased and sold by the Fund, and trading portfolio securities and financial instruments for the Fund, including selecting broker-dealers to execute purchase and sale transactions. Under the Advisory Agreement, the Adviser is also responsible for arranging transfer agency, custody, fund administration and accounting, and other related services necessary for the Fund to operate. The Adviser administers the Fund’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping, and administrative services. Under the Advisory Agreement, in exchange for a single unitary management fee from the Fund, the Adviser has agreed to pay all expenses incurred by the Fund except for the Excluded Expenses, as defined in the Prospectus. For services provided to the Fund, the Fund pays the Adviser a unitary management fee, which is calculated daily and paid monthly, at an annual rate of [ ]% on the Fund’s average daily net assets.

The Advisory Agreement with respect to the Funds will continue in force for an initial period of two years. Thereafter, the Advisory Agreement will be renewable from year to year with respect to each Fund, so long as its continuance is approved at least annually (1) by the vote, cast in person (or in another manner permitted by the 1940 Act or pursuant to exemptive relief therefrom) at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of the Adviser or the Trust; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding Shares. The Advisory Agreement automatically terminates on assignment and is terminable on a 60-day written notice either by the Trust or the Adviser.

The Adviser shall not be liable to the Trust or any shareholder for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its agreement with the Trust or for any losses that may be sustained in the purchase, holding, or sale of any security.

The Funds will disclose fees paid to the Adviser pursuant to the Advisory Agreement following completion of their initial fiscal year.

INVESTMENT SUB-ADVISER

The Adviser has retained ProCap Investment Advisers, LLC (the “Sub-Adviser” or “ProCap”), located at 600 Lexington Avenue, New York, New York 10022,  to serve as investment sub-adviser to the Funds pursuant to a sub-advisory agreement between the Adviser and ProCap (the “Sub-Advisory Agreement”). ProCap is responsible for the day-to-day management of each Fund’s portfolio, subject to the supervision of the Adviser and the Board. For its services, ProCap is paid a fee by the Adviser, which fee is calculated daily and paid monthly, at an annual rate of [ ]% of each Fund’s average daily net assets.

Sub-Advisory Agreement

The Sub-Advisory Agreement with respect to each Fund will continue in force for an initial period of two years. Thereafter, the Sub-Advisory Agreement will be renewable from year to year with respect to each Fund, so long as its continuance is approved at least annually (1) by the vote, cast in person at a meeting (or in another manner permitted by the 1940 Act or pursuant to exemptive relief therefrom) called for that purpose, of a majority of those Trustees who are not “interested persons” of the Trust; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding Shares. The Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time, without penalty, by the Board, including a majority of the Independent Trustees, or by the vote of a majority of the outstanding voting securities of respective Fund, on 60 days’ written notice to the Adviser and Sub-Adviser, or by the Adviser or Sub-Adviser on 60 days’ written notice to the Trust and the other party. The Sub-Advisory Agreement provides that Sub-Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Funds are new and the Sub-Adviser has not received fees pursuant to the Sub-Advisory Agreement as of the date of this SAI.

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PORTFOLIO MANAGERS

The Funds are managed jointly and primarily by the following portfolio managers, as by Anthony J. Pompliano, Portfolio Manager for the Sub-Adviser, and as designated in "Other Accounts" below, by Andy Hicks, Qiao Duan, CFA, Christopher P. Mullen, Nicholas Bast, and Brett Johnson, each a Portfolio Manager for the Adviser.

Other Accounts. In addition to the Funds, the portfolio managers managed the following other accounts as of [], 2026.

Anthony J. Pompliano, Portfolio Manager for the Sub-Adviser (All Funds)

Type of Accounts	Total Number of Accounts	Total Assets of Accounts (in millions)	Total Number of Accounts Subject to a Performance- Based Fee	Total Assets of Accounts Subject to a Performance- Based Fee (in millions)
Registered Investment Companies	[ ]	$[ ]	0	$0
Other Pooled Investment Vehicles	[ ]	$[ ]	0	$0
Other Accounts	[ ]	$[ ]	0	$0

Andy Hicks, Portfolio Manager for the Adviser (Silvia Anti-Money Printer ETF, Silvia Best Ideas ETF, Silvia NVDA CEO Interview ETF)

Type of Accounts	Total Number of Accounts	Total Assets of Accounts (in millions)	Total Number of Accounts Subject to a Performance- Based Fee	Total Assets of Accounts Subject to a Performance- Based Fee (in millions)
Registered Investment Companies	[ ]	$[ ]	0	$0
Other Pooled Investment Vehicles	[ ]	$[ ]	0	$0
Other Accounts	[ ]	$[ ]	0	$0

Qiao Duan, CFA, Portfolio Manager for the Adviser (Silvia Anti-Money Printer ETF, Silvia Best Ideas ETF, and Silvia NVDA CEO Interview ETF)

Type of Accounts	Total Number of Accounts	Total Assets of Accounts (in millions)	Total Number of Accounts Subject to a Performance- Based Fee	Total Assets of Accounts Subject to a Performance- Based Fee (in millions)
Registered Investment Companies	[ ]	$[ ]	0	$0
Other Pooled Investment Vehicles	[ ]	$[ ]	0	$0
Other Accounts	[ ]	$[ ]	0	$0

Christopher P. Mullen, Portfolio Manager for the Adviser (Silvia Bitcoin + Treasury mNAV Discount ETF and Silvia World’s Richest Man ETF)

Type of Accounts	Total Number of Accounts	Total Assets of Accounts (in millions)	Total Number of Accounts Subject to a Performance- Based Fee	Total Assets of Accounts Subject to a Performance- Based Fee (in millions)
Registered Investment Companies	[ ]	$[ ]	0	$0
Other Pooled Investment Vehicles	[ ]	$[ ]	0	$0
Other Accounts	[ ]	$[ ]	0	$0

Nicholas Bast, Portfolio Manager for the Adviser (Silvia Bitcoin + Treasury mNAV Discount ETF)

Type of Accounts	Total Number of Accounts	Total Assets of Accounts (in millions)	Total Number of Accounts Subject to a Performance- Based Fee	Total Assets of Accounts Subject to a Performance- Based Fee (in millions)
Registered Investment Companies	[ ]	$[ ]	0	$0
Other Pooled Investment Vehicles	[ ]	$[ ]	0	$0
Other Accounts	[ ]	$[ ]	0	$0

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Brett Johnson, Portfolio Manager for the Adviser (Silvia World’s Richest Man ETF)

Type of Accounts	Total Number of Accounts	Total Assets of Accounts (in millions)	Total Number of Accounts Subject to a Performance- Based Fee	Total Assets of Accounts Subject to a Performance- Based Fee (in millions)
Registered Investment Companies	[ ]	$[ ]	0	$0
Other Pooled Investment Vehicles	[ ]	$[ ]	0	$0
Other Accounts	[ ]	$[ ]	0	$0

CFA® is a registered trademark owned by the CFA Institute.

Portfolio Manager Fund Ownership. The Funds are required to show the dollar range of each portfolio manager’s “beneficial ownership” of Shares as of the end of the most recently completed fiscal year. The dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. As of the date of this SAI, the Funds had not yet commenced operations and no Shares were owned by the portfolio managers.

Portfolio Manager Compensation for Sub-Adviser. Mr. Pompliano is compensated by Silvia, not by ProCap or the Funds. His compensation consists of base salary, and performance-based equity awards in Silvia common stock, determined by the Compensation Committee of Silvia’s Board of Directors and disclosed in Silvia’s proxy statement. No component of his compensation is determined by reference to the performance of any Fund or to Fund assets. Mr. Pompliano is also a significant stockholder of Silvia.

Portfolio Manager Compensation for Adviser. Each portfolio manager is compensated by the Adviser with a base salary and discretionary bonus based on the financial performance and profitability of the Adviser and not based on the performance of the Fund. To the extent a portfolio manager is an equity owner of the Adviser, such portfolio manager may benefit indirectly from the revenue generated by the Fund’s Advisory Agreement with the Adviser.

Description of Material Conflicts of Interest. The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Funds’ investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have similar investment objectives or strategies as the Funds. A potential conflict of interest may arise as a result, whereby a portfolio manager could favor one account over another. Another potential conflict could include a portfolio manager’s knowledge about the size, timing, and possible market impact of trades by a Fund, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of any Fund. For instance, the portfolio managers may receive fees from certain accounts that are higher than the fees received from the Funds, or receive a performance-based fee on certain accounts. In those instances, a portfolio manager has an incentive to favor the higher and/or performance-based fee accounts over the Funds. To mitigate these conflicts, each of the Adviser and the Sub-Adviser have established policies and procedures to ensure that the purchase and sale of securities among all accounts the firm manages are fairly and equitably allocated.

THE DISTRIBUTOR

The Trust and Foreside Fund Services, LLC, a wholly owned subsidiary of Foreside Financial Group (dba ACA Group) (the “Distributor”), are parties to a distribution agreement (“Distribution Agreement”), whereby the Distributor acts as principal underwriter for the Funds and distributes Shares on a best efforts basis. Shares are continuously offered for sale by the Distributor only in Creation Units. The Distributor will not distribute Shares in amounts less than a Creation Unit and does not maintain a secondary market in Shares. The principal business address of the Distributor is 190 Middle Street, Suite 301, Portland, Maine 04101.

Under the Distribution Agreement, the Distributor, as agent for the Trust, will review orders for the purchase and redemption of Creation Units, provided that any subscriptions and orders will not be binding on the Trust until accepted by the Trust. The Distributor is a broker-dealer registered under the 1934 Act and a member of FINRA.

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Shares. Such Soliciting Dealers may also be Authorized Participants (as discussed in “Procedures for Purchase of Creation Units” below) or DTC participants (as defined below).

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The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. The continuance of the Distribution Agreement must be specifically approved at least annually (1) by the vote of the Trustees or by a vote of the shareholders of each Fund and (2) by the vote of a majority of the Independent Trustees who have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person (or in another manner permitted by the 1940 Act or pursuant to exemptive relief therefrom) at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable without penalty by the Trust on 60 days’ written notice when authorized either by majority vote of its outstanding voting Shares or by a vote of a majority of its Board (including a majority of the Independent Trustees), or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its assignment. The Distribution Agreement provides that, in the absence of willful misfeasance, bad faith, or gross negligence on the part of the Distributor, or reckless disregard by it of its obligations thereunder, the Distributor shall not be liable for any action or failure to act in accordance with its duties thereunder.

Once the Funds have completed an initial fiscal period, to the extent applicable, the Funds will report any underwriting commissions, including amounts received by the Distributor.

Intermediary Compensation. The Adviser, the Sub-Adviser, or their affiliates, out of their own resources and not out of Fund assets (i.e., without additional cost to each Fund or its shareholders), may pay certain broker dealers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to the Funds, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Funds, or for other activities, such as marketing and educational training or support. These arrangements are not financed by the Funds and, thus, do not result in increased Fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of the Funds’ Prospectus and they do not change the price paid by investors for the purchase of Shares or the amount received by a shareholder as proceeds from the redemption of Shares.

Such compensation may be paid to Intermediaries that provide services to the Funds, including marketing and education support (such as through conferences, webinars and printed communications). The Adviser or the Sub-Adviser will periodically assess the advisability of continuing to make these payments. Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your adviser, broker or other investment professional, if any, may also be significant to such adviser, broker or investment professional. Because an Intermediary may make decisions about what investment options it will make available or recommend, and what services to provide in connection with various products, based on payments it receives or is eligible to receive, such payments create conflicts of interest between the Intermediary and its clients. For example, these financial incentives may cause the Intermediary to recommend a Fund over other investments. The same conflict of interest exists with respect to your financial adviser, broker or investment professional if they receive similar payments from their Intermediary firm.

Intermediary information is current only as of the date of this SAI. Please contact your adviser, broker or other investment professional for more information regarding any payments his or her Intermediary firm may receive. Any payments made by the Adviser, the Sub-Adviser, or their affiliates to an Intermediary may create the incentive for an Intermediary to encourage customers to buy Shares.

If you have any additional questions, please call [Phone].

Distribution (Rule 12b-1) Plan. The Trust has adopted a Distribution (Rule 12b-1) Plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. No payments pursuant to the Plan are expected to be made during the twelve (12) month period from the date of this SAI. Rule 12b-1 fees to be paid by a Fund under the Plan may only be imposed after approval by the Board.

Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or in any agreements related to the Plan (“Independent Trustees”). None of the Independent Trustees have a direct or indirect financial interest in the Plan or any agreements related to the Plan. The Plan may be continued from year-to-year only if the Board, including a majority of the Independent Trustees, concludes at least annually that continuation of the Plan is likely to benefit shareholders. The Board has determined that the Plan is likely to benefit the Funds by providing an incentive for brokers, dealers, and other financial intermediaries to engage in sales and marketing efforts on behalf of the Funds and to provide enhanced services to shareholders. The Board also determined that the Plan may enhance the Funds’ ability to sell shares and access important distribution channels.

The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding Shares. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Independent Trustees.

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The Plan provides that each Fund pays the Distributor an annual fee of up to a maximum of 0.25% of the average daily net assets of the Shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations, and insurance companies including, without limit, investment counselors, broker-dealers, and the Distributor’s affiliates and subsidiaries (collectively, “Agents”) as compensation for services and reimbursement of expenses incurred in connection with distribution assistance. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. The Trust intends to operate the Plan in accordance with its terms and with FINRA rules concerning sales charges.

Under the Plan, subject to the limitations of applicable law and regulations, each Fund is authorized to compensate the Distributor up to the maximum amount to finance any activity primarily intended to result in the sale of Creation Units of the Fund or for providing, or arranging for others to provide, shareholder services and for the maintenance of shareholder accounts. Such activities may include, but are not limited to: (1) delivering copies of the Fund’s then current reports, prospectuses, notices, and similar materials, to prospective purchasers of Creation Units; (2) marketing and promotional services, including advertising; (3) paying the costs of and compensating others, including Authorized Participants with whom the Distributor has entered into written Authorized Participant Agreements, for performing shareholder servicing on behalf of the Fund; (4) compensating certain Authorized Participants for providing assistance in distributing the Creation Units of the Fund, including the travel and communication expenses and salaries and/or commissions of sales personnel in connection with the distribution of the Creation Units of the Fund; (5) payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies, and investment counselors, broker-dealers, mutual fund supermarkets, and the affiliates and subsidiaries of the Trust’s service providers as compensation for services or reimbursement of expenses incurred in connection with distribution assistance; (6) facilitating communications with beneficial owners of Shares, including the cost of providing, or paying others to provide, services to beneficial owners of Shares, including, but not limited to, assistance in answering inquiries related to Shareholder accounts; and (7) such other services and obligations as are set forth in the Distribution Agreement.

ADMINISTRATOR

Tidal ETF Services LLC (the “Administrator”), a Tidal Financial Group company and an affiliate of the Adviser, serves as the Funds’ administrator. The Administrator is located at 234 West Florida Street, Suite 700, Milwaukee, Wisconsin 53204. Pursuant to a Fund Administration Servicing Agreement between the Trust and the Administrator, the Administrator provides the Trust with, or arranges for, administrative, compliance, and management services (other than investment advisory services) to be provided to the Trust and the Board. Pursuant to the Fund Administration Servicing Agreement, officers or employees of the Administrator serve as the Trust’s principal executive officer, principal financial officer, and chief compliance officer, the Administrator coordinates the payment of Fund-related expenses, and the Administrator manages the Trust’s relationships with its various service providers. As compensation for the services it provides, the Administrator receives a fee based on the Funds’ average daily net assets, subject to a minimum annual fee. The Administrator also is entitled to certain out-of-pocket expenses for the services mentioned above.

The Funds are new, and the Administrator has not received any fees for administrative services to the Funds as of the date of this SAI.

TRANSFER AGENT AND FUND ACCOUNTANT

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Global Fund Services”), located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Fund’s transfer agent (“Transfer Agent”) and fund accountant.

Pursuant to a Transfer Agent/Fund Accounting Servicing Agreement between the Trust and Global Fund Services, Global Fund Services provides transfer agency and fund accounting services to the Fund. In this capacity, Global Fund Services does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Shares. As compensation for the transfer agency and fund accounting services, the Adviser pays Global Fund Services a fee based on the Fund’s average daily net assets, subject to a minimum annual fee. Global Fund Services also is entitled to certain out-of-pocket expenses for the services mentioned above, including pricing expenses.

The Funds are new, and Global Fund Services has not received any fees for transfer agency services or fund accounting services to the Funds as of the date of this SAI.

CUSTODIAN

Pursuant to a Custody Agreement, U.S. Bank National Association (“U.S. Bank”), 1555 North Rivercenter Drive, Milwaukee, Wisconsin 53212, serves as the custodian (the “Custodian”) of each Fund’s assets. U.S. Bank is the parent company of Global Fund Services. The Custodian holds and administers the assets in the Funds’ portfolios. Pursuant to the Custody Agreement, the Custodian receives an annual fee from the Adviser based on the Trust’s total average daily net assets, subject to a minimum annual fee, and certain settlement charges. The Custodian also is entitled to certain out-of-pocket expenses.

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LEGAL COUNSEL

Sullivan & Worcester LLP, 1251 Avenue of the Americas, 19th Floor, New York, New York,10020, serves as legal counsel for the Trust and the Independent Trustees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[  ], serves as the independent registered public accounting firm for the Funds.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

The Board has adopted a policy regarding the disclosure of information about each Fund’s security holdings. Each Fund’s entire portfolio holdings are publicly disseminated each day the Funds are open for business and through financial reporting and news services including publicly available internet web sites. In addition, the composition of the Deposit Securities is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (“NSCC”).

DESCRIPTION OF SHARES

The Declaration of Trust (“Declaration of Trust”) authorizes the issuance of an unlimited number of funds and shares. Each share represents an equal proportionate interest in the Fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees may create additional series or classes of shares. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing Shares will not be issued. Shares, when issued, are fully paid and non-assessable.

Each Share has one vote with respect to matters upon which a shareholder vote is required, consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds in the Trust vote together as a single class, except that if the matter being voted on affects only a particular fund it will be voted on only by that fund and if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter. As a Delaware statutory trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances.

Under the Declaration of Trust, the Trustees have the power to liquidate the Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.

LIMITATION OF TRUSTEES’ LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Declaration of Trust also provides that the Trust shall indemnify each person who is, or has been, a Trustee or officer of the Trust, and upon the due approval of the Trustees, each person who is, or has been an employee or agent of the Trust, and, upon due approval of the Trustees, any person who is serving or has served at the Trust’s request as a director, officer, partner, trustee, employee, agent, or fiduciary of another organization with respect to any alleged acts or omissions while acting within the scope of a Trustee’s service in such a position. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for a Trustee’s willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.

BROKERAGE TRANSACTIONS

The policy of the Trust regarding purchases and sales of securities for a Fund is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude a Fund and the Adviser or a Sub-Adviser, as applicable, from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser or a Sub-Adviser, as applicable, will rely upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases, an exact dollar value for those services is not ascertainable. The Trust has adopted policies and procedures that prohibit the consideration of sales of Shares as a factor in the selection of a broker or dealer to execute its portfolio transactions.

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Each of the Adviser and the Sub-Adviser owes a fiduciary duty to its clients to seek to provide best execution on trades effected. In selecting a broker/dealer for each specific transaction, the Adviser or a Sub-Adviser, as applicable, chooses the broker/dealer deemed most capable of providing the services necessary to obtain the most favorable execution. “Best execution” is generally understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances. The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker/ dealers. The Adviser or a Sub-Adviser, as applicable, will also use electronic crossing networks (“ECNs”) when appropriate.

Subject to the foregoing policies, brokers or dealers selected to execute a Fund’s portfolio transactions may include such Fund’s Authorized Participants (as discussed in “Purchase and Redemption of Shares in Creation Units — Procedures for Purchase of Creation Units” below) or their affiliates. An Authorized Participant or its affiliates may be selected to execute a Fund’s portfolio transactions in conjunction with an all-cash Creation Unit order or an order including “cash-in-lieu” (as described below under “Purchase and Redemption of Shares in Creation Units”), so long as such selection is in keeping with the foregoing policies. As described below under “Purchase and Redemption of Shares in Creation Units — Creation Transaction Fee” and “ — Redemption Transaction Fee”, a Fund may determine to not charge a variable fee on certain orders when the Adviser or a Sub-Adviser, as applicable, has determined that doing so is in the best interests of a Fund’s shareholders, even if the decision to not charge a variable fee could be viewed as benefiting the Authorized Participant or its affiliate selected to execute such Fund’s portfolio transactions in connection with such orders.

The Adviser or a Sub-Adviser, as applicable, may use a Fund’s assets for, or participate in, third-party soft dollar arrangements, in addition to receiving proprietary research from various full-service brokers, the cost of which is bundled with the cost of the broker’s execution services. The Adviser or a Sub-Adviser, as applicable, does not “pay up” for the value of any such proprietary research. Section 28(e) of the 1934 Act permits the Adviser or a Sub-Adviser, as applicable, under certain circumstances, to cause a Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. The Adviser or a Sub-Adviser, as applicable, may receive a variety of research services and information on many topics, which it can use in connection with its management responsibilities with respect to the various accounts over which it exercises investment discretion or otherwise provides investment advice. The research services may include qualifying order management systems, portfolio attribution and monitoring services, and computer software and access charges which are directly related to investment research.

Accordingly, a Fund may pay a broker commission higher than the lowest available in recognition of the broker’s provision of such services to the Adviser or a Sub-Adviser, as applicable, but only if the Adviser or a Sub-Adviser, as applicable, determines the total commission (including the soft dollar benefit) is comparable to the best commission rate that could be expected to be received from other brokers. The amount of soft dollar benefits received depends on the amount of brokerage transactions effected with the brokers. A conflict of interest exists because there is an incentive to (1) cause clients to pay a higher commission than the firm might otherwise be able to negotiate, (2) cause clients to engage in more securities transactions than would otherwise be optimal, and (3) only recommend brokers that provide soft dollar benefits.

The Adviser or a Sub-Adviser, as applicable, faces a potential conflict of interest when it uses client trades to obtain brokerage or research services. This conflict exists because the Adviser or a Sub-Adviser, as applicable, can use the brokerage or research services to manage client accounts without paying cash for such services, which reduces the Adviser’s or a Sub-Adviser’s expenses to the extent that the Adviser or a Sub-Adviser, as applicable, would have purchased such products had they not been provided by brokers. Section 28(e) permits the Adviser or a Sub-Adviser, as applicable, to use brokerage or research services for the benefit of any account it manages. Certain accounts managed by the Adviser or a Sub-Adviser, as applicable, may generate soft dollars used to purchase brokerage or research services that ultimately benefit other accounts managed by the Adviser or a Sub-Adviser, as applicable, effectively cross subsidizing the other accounts managed by the Adviser or a Sub-Adviser, as applicable, that benefit directly from the product. The Adviser or a Sub-Adviser, as applicable, may not necessarily use all of the brokerage or research services in connection with managing a Fund whose trades generated the soft dollars used to purchase such products.

The Adviser or a Sub-Adviser, as applicable, is responsible, subject to oversight by the Board, for placing orders on behalf of each Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of a Fund and one or more other investment companies or clients supervised by the Adviser or a Sub-Adviser, as applicable, are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable and consistent with its fiduciary obligations to all by the Adviser or a Sub-Adviser, as applicable. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Funds are concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Funds. The primary consideration is prompt execution of orders at the most favorable net price.

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The Funds may deal with affiliates in principal transactions to the extent permitted by exemptive order or applicable rule or regulation.

The Funds are new and have not paid any brokerage commissions as of the date of this SAI.

Brokerage with Fund Affiliates. The Funds may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Funds or the Adviser for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules require that commissions paid to the affiliate by the Funds for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Funds, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

The Funds are new and have not paid brokerage commissions to any registered broker-dealer affiliates of the Funds or the Adviser as of the date of this SAI.

Directed Brokerage. Once the Funds have completed an initial fiscal period, to the extent applicable, the Funds will report any commissions paid with respect to brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser or a Sub-Adviser.

Securities of “Regular Broker-Dealers.” The Funds are required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) that it may hold at the close of its most recent fiscal year. “Regular brokers or dealers” of the Funds are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Fund’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Fund; or (iii) sold the largest dollar amounts of Shares.

The Funds are new and did not own equity securities of its regular broker-dealers or their parent companies as of the date of this SAI.

PORTFOLIO TURNOVER RATE

A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of a Fund’s purchases or sales of securities (excluding short-term securities and securities transferred in-kind) by the average market value of such Fund. A rate of 100% indicates that the equivalent of all of the Fund’s assets have been sold and reinvested in a year. High portfolio turnover may affect the amount, timing and character of distributions, and, as a result, may increase the amount of taxes payable by shareholders. Higher portfolio turnover also results in higher transaction costs. To the extent that net short-term capital gains are realized by a Fund, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

The Funds are new and do not have portfolio turnover rates to report as of the date of this SAI.

BOOK ENTRY ONLY SYSTEM

The Depository Trust Company (“DTC”) acts as securities depositary for Shares. Shares are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in limited circumstances set forth below, certificates will not be issued for Shares.

DTC is a limited-purpose trust company that was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to in this SAI as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. The Trust recognizes DTC or its nominee as the record owner of all Shares for all purposes. Beneficial Owners of Shares are not entitled to have Shares registered in their names, and will not receive or be entitled to physical delivery of Share certificates. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of Shares.

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Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. DTC will make available to the Trust upon request and for a fee a listing of Shares held by each DTC Participant. The Trust shall obtain from each such DTC Participant the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in the Funds as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in Shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to a Fund at any time by giving reasonable notice to the Fund and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Fund shall act either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

PURCHASE AND REDEMPTION OF SHARES IN CREATION UNITS

The Trust issues and redeems Shares only in Creation Units on a continuous basis through the Transfer Agent, without a sales load (but subject to transaction fees, if applicable), at their NAV per share next determined after receipt of an order, on any Business Day, in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”). The NAV of Shares is calculated each Business Day as of the scheduled close of regular trading on the NYSE, generally 4:00 p.m., Eastern Time. The Funds will not issue fractional Creation Units. A “Business Day” is any day on which the NYSE is open for regular trading.

Placement of Creation or Redemption Orders. All orders to purchase or redeem Creation Units are to be governed according to the applicable Participant Agreement that each Authorized Participant has executed. In general, all orders to purchase or redeem Creation Units must be received by the transfer agent in the proper form required by the Participant Agreement no later than the closing time of the regular trading session of the NYSE (ordinarily 4:00 p.m. Eastern Time) on each day the NYSE is open for business (the “Closing Time”) in order for the purchase or redemption of Creation Units to be effected based on the NAV of shares of a Fund as next determined on such date after receipt of the order in proper form. At its discretion, a Fund may require an Authorized Participant to submit an order to purchase or redeem Creation Units earlier in the day, including in circumstances in which an applicable market for a security included in the creation or redemption basket closes earlier than usual, or in such other circumstances as the Fund may determine and disclose to Authorized Participants. In general, any Fund Deposit (as defined below) or Additional Cash Deposit (as also defined below) corresponding to the placement of an order to purchase Creation Units must be transferred and delivered to the Custodian by no later than 2 p.m. Eastern Time for a Fund on the contractual settlement date (or such other time as specified by the Trust and disclosed to Authorized Participants) (in each instance, the “Deposit Deadline”).

Fund Deposit. The consideration for purchase of a Creation Unit of a Fund generally consists of the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit and the Cash Component (defined below), computed as described below. Notwithstanding the foregoing, the Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. When accepting purchases of Creation Units for all or a portion of Deposit Cash, a Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.

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Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of a Fund. The “Cash Component” is an amount equal to the difference between the NAV of Shares (per Creation Unit) and the value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).

Each Fund, through NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required number of Shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such Fund Deposit is subject to any applicable adjustments as described below, to effect purchases of Creation Units of the applicable Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of Shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for the Fund Deposit for a Fund may change from time to time.

Cash Purchase. The Trust may at its discretion permit full or partial cash purchases of Creation Units of a Fund. When full or partial cash purchases of Creation Units are available or specified for a Fund, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a full or partial cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser together with a creation transaction fee and non-standard charges, as may be applicable.

Procedures for Purchase of Creation Units. To be eligible to place orders with the Transfer Agent to purchase a Creation Unit of a Fund, an entity must be (i) a “Participating Party” (i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”)), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (described below), if applicable, and any other applicable fees and taxes.

All orders to purchase Shares directly from a Fund must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or applicable order form. The order cut-off time for orders to purchase Creation Units is generally the Closing Time, which time may be modified by a Fund from time-to-time by amendment to the Participant Agreement and/or applicable order form or as noted under “Placement of Creation or Redemption Orders.” The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.” An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Shares directly from a Fund in Creation Units must be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

On days when the Exchange closes earlier than normal, each Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which a Fund’s investments are primarily traded is closed, the Fund will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Transfer Agent pursuant to procedures set forth in the Participant Agreement and in accordance with the applicable order form. On behalf of a Fund, the Transfer Agent will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Transfer Agent by the cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Transfer Agent or an Authorized Participant.

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Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a subcustody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the subcustodian of a Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Trust. Foreign Deposit Securities must be delivered to an account maintained at the applicable local subcustodian. A Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the applicable Fund or its agents by no later than the Deposit Deadline. If the applicable Fund or its agents do not receive all of the Deposit Securities, or the required Deposit Cash in lieu thereof, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner to be received by the Custodian no later than the contractual settlement date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received by the Custodian in a timely manner by the contractual settlement date, the creation order may be cancelled. Upon written notice to the Transfer Agent, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of such Fund.

The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited with the Custodian by no later than the Deposit Deadline. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by the Deposit Deadline, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the applicable Fund for losses, if any, resulting therefrom. A creation request is in “proper form” if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.

Issuance of a Creation Unit. Except as provided in this SAI, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the required Deposit Securities (or the cash value thereof) have been delivered to the account of the Custodian (or sub-custodian, as applicable), the Transfer Agent and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units. The typical settlement date for each transaction will be within one day of the transaction (commonly referred to as “T+1”), unless the Fund and Authorized Participant agree to a different timeline for settlement or the transaction is exempt from the requirements of Rule 15c6-1 under the 1934 Act. Due to the schedule of holidays in certain countries, however, the delivery of Shares may take longer than one Business Day following the day on which the purchase order is received. In such cases, the local market settlement procedures will not commence until the end of local holiday periods. The Authorized Participant shall be liable to the Funds for losses, if any, resulting from unsettled orders.

Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account. The Authorized Participant must deposit with the Custodian the Additional Cash Deposit, as applicable, by the Deposit Deadline. If the applicable Fund or its agents do not receive the Additional Cash Deposit in the appropriate amount, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the applicable Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily market value of the missing Deposit Securities. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the value of such Deposit Securities on the day the purchase order was deemed received by the Transfer Agent plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as described below under “Creation Transaction Fee,” may be charged. The delivery of Creation Units so created generally will occur no later than the contractual settlement date.

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Acceptance of Orders of Creation Units. The Trust reserves the right to reject an order for Creation Units transmitted to it by the Transfer Agent with respect to a Fund including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Authorized Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (f) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units.

Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, a sub-custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Transfer Agent shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units.

All questions as to the number of Shares of each security in the Deposit Securities and the validity form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Notwithstanding the Trust’s ability to reject an order for creation units, the Trust will only do so in a manner consistent with any current or future SEC rulemaking or guidance relating thereto; provided that, no such suspension of the issuance of creation units will be done in a manner that impairs the arbitrage mechanism for investors.

Creation Transaction Fee. A fixed purchase (i.e., creation) transaction fee, payable to the Custodian, may be imposed for the transfer and other transaction costs associated with the purchase of Creation Units (“Creation Order Costs”). The standard fixed creation transaction fee for each Fund, regardless of the number of Creation Units created in the transaction, can be found in the table below. Each Fund may adjust the standard fixed creation transaction fee from time to time. The fixed creation fee may be waived on certain orders if the Custodian has determined to waive some or all of the Creation Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

In addition, a variable fee, payable to the Funds, of up to the maximum percentage listed in the table below of the value of the Creation Units subject to the transaction may be imposed for cash purchases, non-standard orders, or partial cash purchases of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with buying the securities with cash. Each Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders.

Name of Fund	Fixed Creation Transaction Fee	Maximum Variable Transaction Fee
Silvia Anti-Money Printer ETF	$[ ]	2%
Silvia Best Ideas ETF	$[ ]	2%
Silvia Bitcoin + Treasury mNAV Discount ETF	$[ ]	2%
Silvia World’s Richest Man ETF	$[ ]	2%
Silvia NVDA CEO Interview ETF	$[ ]	2%

Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities (defined below) from the Trust to their account or on their order.

Risks of Purchasing Creation Units. There are certain legal risks unique to investors purchasing Creation Units directly from a Fund. Because Shares may be issued on an ongoing basis, a “distribution” of Shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from a Fund, breaks them down into the constituent Shares, and sells those Shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary-market demand for Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.

Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with Shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act.

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Redemption. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Funds through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF A FUND, THE FUND WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

With respect to each Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time) on each Business Day, the list of the names and Share quantities of each Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Trust. With respect to in-kind redemptions of the Funds, redemption proceeds for a Creation Unit will consist of Fund Securities—as announced by the Custodian on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the NAV of Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a fixed redemption transaction fee, as applicable, as set forth below. If the Fund Securities have a value greater than the NAV of Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.

Cash Redemption. Full or partial cash redemptions of Creation Units will be effected in essentially the same manner as in-kind redemptions thereof. In the case of full or partial cash redemptions, the Authorized Participant receives the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Redemption Amount to be paid to an in-kind redeemer.

The typical settlement date for each redemption transaction will be within one day of the transaction (or T+1), unless the applicable Fund and Authorized Participant agree to a different timeline for settlement or the transaction is exempt from the requirements of Rule 15c6-1 under the 1934 Act. Due to the schedule of holidays in certain countries, however, the receipt of redemption proceeds may take longer than one Business Day following the day on which the redemption order is received. In such cases, the local market settlement procedures will not commence until the end of local holiday periods.

Redemption Transaction Fee. A fixed redemption transaction fee, payable to the Custodian, may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units (“Redemption Order Costs”). The standard fixed redemption transaction fee for a Fund, regardless of the number of Creation Units redeemed in the transaction, can be found in the table below. Each Fund may adjust the redemption transaction fee from time to time. The fixed redemption fee may be waived on certain orders if the Custodian has determined to waive some or all of the Redemption Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

In addition, a variable fee, payable to each Fund, of up to the maximum percentage listed in the table below of the value of the Creation Units subject to the transaction may be imposed for cash redemptions, non-standard orders, or partial cash redemptions (when cash redemptions are available) of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with selling portfolio securities to satisfy a cash redemption. Each Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders.

Name of Fund	Fixed Redemption Transaction Fee	Maximum Variable Transaction Fee
Silvia Anti-Money Printer ETF	$[ ]	2%
Silvia Best Ideas ETF	$[ ]	2%
Silvia Bitcoin + Treasury mNAV Discount ETF	$[ ]	2%
Silvia World’s Richest Man ETF	$[ ]	2%
Silvia NVDA CEO Interview ETF	$[ ]	2%

Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Trust to their account or on their order.

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Procedures for Redemption of Creation Units. Orders to redeem Creation Units must generally be submitted in proper form to the Transfer Agent prior to the Closing Time, subject to a Fund’s right to require an earlier submission as indicated under “Placement of Creation or Redemption Orders.” A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s Shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected. The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the Shares to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

Additional Redemption Procedures. In connection with taking delivery of Shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such Shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank, or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds will generally be made by the next Business Day following the trade date, as discussed above.

The Trust may in its discretion exercise its option to cause a Fund to redeem such Shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the applicable Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares of such Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee, if applicable, and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status to receive Fund Securities.

The right of redemption may be suspended or the date of payment postponed with respect to a Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the applicable Fund or determination of the NAV of the Shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

DETERMINATION OF NET ASSET VALUE

NAV per Share for each Fund is computed by dividing the value of the net assets of such Fund (i.e., the value of its total assets, less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fees, are accrued daily and taken into account for the purpose of determining NAV. The NAV of each Fund is calculated by Global Fund Services and determined at the scheduled close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern Time) on each day that the NYSE is open, provided that fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association (“SIFMA”) announces an early closing time.

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In calculating a Fund’s NAV per Share, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (1) obtained from an exchange, a pricing service, or a major market maker (or dealer), (2) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (3) based on amortized cost. In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share. A Fund may use various pricing services, or discontinue the use of any pricing service, as approved by the Board from time to time. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

Each Fund values swap agreements based on the nature of the underlying reference asset or index. A Fund may use the closing price of the underlying reference asset, as provided by independent pricing services, or evaluated prices generated by pricing vendors’ models. Each Fund values exchange-traded options at the composite mean price, calculated as the average of the highest bid and lowest ask prices across the exchanges on which the option is principally traded.

When market prices are not “readily available” or are deemed to be unreliable, consistent with Rule 2a-5 under the 1940 Act, the Trust and the Adviser have adopted procedures and methodologies wherein the Adviser, serving as the Funds’ Valuation Designee (as defined in Rule 2a-5), determines the fair value of Fund investments.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions, and Taxes.”

General Policies. Each Fund intends to pay out dividends and interest income, if any, [quarterly], and distribute any net realized capital gains to its shareholders at least annually.

Each Fund will declare and pay income and capital gain distributions, if any, in cash. Distributions of net realized capital gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended, (the “Code”), in all events in a manner consistent with the provisions of the 1940 Act.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.

Each Fund makes additional distributions to the extent necessary (1) to distribute the entire annual taxable income of the Fund, plus any net capital gains and (2) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the Fund’s eligibility for treatment as a RIC or to avoid imposition of income or excise taxes on undistributed income at the Fund level.

Dividend Reinvestment Service. The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the applicable Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of the applicable Fund issued by the Trust of such Fund at NAV per Share. Distributions reinvested in additional Shares will nevertheless be taxable to Beneficial Owners acquiring such additional Shares to the same extent as if such distributions had been received in cash.

FEDERAL INCOME TAXES

The following is only a summary of certain U.S. federal income tax considerations generally affecting the Funds and their respective shareholders that supplements the discussion in the Prospectus. No attempt is made to present a comprehensive explanation of the federal, state, local or foreign tax treatment of the Funds or their respective shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.

The following general discussion of certain U.S. federal income tax consequences is based on provisions of the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, local, or foreign taxes.

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Taxation of the Funds. Each Fund will elect and intends to qualify each year to be treated as a RIC under the Code. As such, each Fund should not be subject to federal income taxes on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. Generally, to be taxed as a RIC, a Fund must distribute in each taxable year at least 90% of its net investment income for the taxable year, which includes, among other items, dividends, interest, net short-term capital gain and net foreign currency gain, less expenses, as well as 90% of its net tax-exempt interest income, if any (the “Distribution Requirement”) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or foreign currencies, and net income derived from interests in qualified publicly traded partnerships (the “Qualifying Income Requirement”); and (ii) at the end of each quarter of the Fund’s taxable year, the Fund’s assets must be diversified so that (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Diversification Requirement”).

To the extent a Fund makes investments that may generate income that is not qualifying income, including certain derivatives, such Fund will seek to restrict the resulting income from such investments so that the Fund’s non-qualifying income does not exceed 10% of its gross income.

Although each Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, a Fund will be subject to federal income taxation to the extent any such income or gains are not distributed. Each Fund is treated as a separate corporation for federal income tax purposes. Each Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein. The requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

If a Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Diversification Requirement where a Fund corrects the failure within a specified period of time. To be eligible for the relief provisions with respect to a failure to meet the Diversification Requirement, a Fund may be required to dispose of certain assets. If these relief provisions were not available to a Fund and it were to fail to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable to the shareholders of the applicable Fund as ordinary income dividends, subject to the dividends received deduction for corporate shareholders and the lower tax rates on qualified dividend income received by noncorporate shareholders, subject to certain limitations. To requalify for treatment as a RIC in a subsequent taxable year, the Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. If a Fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a fund-level tax on certain net built in gains recognized with respect to certain of its assets upon disposition of such assets within five years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of a Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders. If a Fund determines that it will not qualify as a RIC, the Fund will establish procedures to reflect the anticipated tax liability in such Fund’s NAV.

Each Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year, subject to special rules in the event the Fund makes an election under Section 4982(e)(4) of the Code, (commonly referred to as “post-October losses”), and certain other late-year losses.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, a Fund may carry a net capital loss from any taxable year forward indefinitely to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to its shareholders. Generally, a Fund may not carry forward any losses other than net capital losses. The carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.

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Each Fund will be subject to a nondeductible 4% federal excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for either the one-year period ending on October 31 of that year, or, if the Fund makes an election under Section 4982(e)(4) of the Code, the Fund’s fiscal year, subject to an increase for any shortfall in the prior year’s distribution. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of the excise tax, but can make no assurances that all such tax liability will be eliminated.

Each Fund intends to distribute substantially all of its net investment income and net capital gain to shareholders for each taxable year. If a Fund meets the Distribution Requirement but retains some or all of its income or gains, it will be subject to federal income tax at regular corporate rates to the extent any such income or gains are not distributed. Each Fund may elect to designate certain amounts retained as undistributed net capital gain as deemed distributions in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their tax liabilities, and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their Shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.

Taxation of Shareholders – Distributions. Each Fund intends to distribute to its shareholders substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid), its net tax-exempt income, if any, and any net capital gain (net long-term capital gains in excess of net short-term capital losses, taking into account any capital loss carryforwards). The distribution of investment company taxable income (as so computed) and net capital gain will be taxable to Fund shareholders regardless of whether the shareholders receive these distributions in cash or reinvest them in additional Shares.

Each Fund (or your broker) will report to shareholders annually the amounts of dividends paid from ordinary income, the amount of distributions of net capital gain, the portion of dividends which may qualify for the dividends received deduction for corporate shareholders, and the portion of dividends which may qualify for treatment as qualified dividend income, which is taxable to non-corporate shareholders at long-term capital gain rates.

Distributions from a Fund’s net capital gain will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their Shares. Distributions may be subject to state and local taxes.

Given the investment strategies of the Funds, it is unlikely that any dividends paid by the Funds will be qualified dividends or be eligible for the corporate dividends paid deduction. Although dividends generally will be treated as distributed when paid, any dividend declared by a Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared.

In addition to the federal income tax, certain individuals, trusts and estates may be subject to a Net Investment Income (“NII”) tax of 3.8%. The NII tax is imposed on the lesser of: (i) a taxpayer’s investment income, net of deductions properly allocable to such income; or (ii) the amount by which such taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately). Each Fund’s distributions are includable in a shareholder’s investment income for purposes of this NII tax. In addition, any capital gain realized by a shareholder upon a sale or redemption of Fund shares is includable in such shareholder’s investment income for purposes of this NII tax.

Shareholders who have not held Shares for a full year should be aware that the Funds may report and distribute, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of such Fund’s ordinary income or net capital gain, respectively, actually earned during the applicable shareholder’s period of investment in a Fund. A taxable shareholder may wish to avoid investing in a Fund shortly before a dividend or other distribution, because the distribution will generally be taxable to the shareholder even though it may economically represent a return of a portion of the shareholder’s investment.

To the extent that a Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

If a Fund’s distributions exceed its earnings and profits, all or a portion of the distributions made for a taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher capital gain or lower capital loss when the Shares on which the distribution was received are sold. After a shareholder’s basis in the Shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s Shares.

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Taxation of Shareholders – Sale of Shares. A sale or redemption of Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if Shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Shares will generally be treated as short-term capital gain or loss. Any loss realized upon a taxable disposition of Shares held for six months or less will be treated as long-term capital loss, rather than short-term capital loss, to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to such Shares (including any amounts credited to the shareholder as undistributed capital gains). All or a portion of any loss realized upon a taxable disposition of Shares may be disallowed if substantially identical Shares are acquired (through the reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the newly acquired Shares will be adjusted to reflect the disallowed loss.

The cost basis of Shares acquired by purchase will generally be based on the amount paid for Shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of Shares generally determines the amount of the capital gain or loss realized on the sale of Shares. Contact the broker through whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account.

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The Internal Revenue Service (“IRS”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot currently be deducted under the rules governing “wash sales” (for a person, who does not mark-to-market its portfolio) or on the basis that there has been no significant change in economic position.

Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the Shares composing the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will generally be treated as short-term capital gains or losses. Any loss upon a redemption of Creation Units held for six months or less may be treated as long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gain with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).

The Trust, on behalf of each Fund, has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares and if, pursuant to Section 351 of the Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Trust also has the right to require the provision of information necessary to determine beneficial Share ownership for purposes of the 80% determination. If a Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares, the purchaser (or a group of purchasers) will not recognize gain or loss upon the exchange of securities for Creation Units.

Persons purchasing or redeeming Creation Units should consult their own tax advisers with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rule applies and when a loss may be deductible.

Taxation of Fund Investments. Certain of each Fund’s investments may be subject to complex provisions of the Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, may affect the Fund’s ability to qualify as a RIC, affect the character of gains and losses realized by the Fund (e.g., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Funds to mark to market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause a Fund to recognize income without the Fund receiving cash with which to make distributions in amounts sufficient to enable the Fund to satisfy the RIC distribution requirements for avoiding fund-level income and excise taxes. Each Fund intends to monitor its transactions, intends to make appropriate tax elections, and intends to make appropriate entries in its books and records to mitigate the effect of these rules and preserve its qualification for treatment as a RIC. To the extent a Fund invests in an underlying fund that is taxable as a RIC, the rules applicable to the tax treatment of complex securities will also apply to the underlying funds that also invest in such complex securities and investments. In addition, because the tax rules applicable to such instruments may be uncertain under current law, an adverse determination or future IRS guidance with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a RIC and avoid a Fund-level tax.

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Backup Withholding. Each Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to backup withholding by the IRS for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that it is not subject to “backup withholding;” or (4) fails to provide a certified statement that it is a U.S. person (including a U.S. resident alien). The backup withholding rate is at a rate set under Section 3406 of the Code. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder’s ultimate U.S. federal income tax liability. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the United States.

Non-U.S. Shareholders. Any non-U.S. investors in a Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Funds. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to a U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. A Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of Shares generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year (based on a formula that factors in presence in the U.S. during the two preceding years as well). Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Funds. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Under the Foreign Account Tax Compliance Act (“FATCA”), the Funds may be required to withhold a generally nonrefundable 30% tax on distributions of net investment income paid to (a) certain “foreign financial institutions” unless such foreign financial institution agrees to verify, monitor, and report to the IRS the identity of certain of its account holders, among other items (or unless such entity is otherwise deemed compliant under the terms of an intergovernmental agreement between the United States and the foreign financial institution’s country of residence), and (b) certain “non-financial foreign entities” unless such entity certifies to the relevant Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other items. This FATCA withholding tax could also affect a Fund’s return on its investments in foreign securities or affect a shareholder’s return if the shareholder holds its Fund shares through a foreign intermediary. You are urged to consult your tax adviser regarding the application of this FATCA withholding tax to your investment in a Fund and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.

For foreign shareholders to qualify for an exemption from backup withholding, described above, the foreign shareholder must comply with special certification and filing requirements. Foreign shareholders in a Fund should consult their tax advisors in this regard.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k) plans, and other tax-exempt entities, generally are exempt from federal income taxation, except with respect to their unrelated business taxable income (“UBTI”). Tax-exempt entities are generally not permitted to offset losses from one unrelated trade or business against the income or gain of another unrelated trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, each Fund generally serves to block UBTI from being realized by its tax-exempt shareholders with respect to their shares of Fund income. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of their investment in the Funds if, for example, Shares in such Fund constitute debt-financed property in the hands of the tax-exempt shareholders within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisers. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisers regarding these issues.

Certain Potential Tax Reporting Requirements. Under U.S. Treasury regulations, if a shareholder recognizes a loss on disposition of the Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Issues. In those states which have income tax laws, the tax treatment of the Funds and of shareholders of the Funds with respect to distributions by the Funds may differ from federal tax treatment.

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FINANCIAL STATEMENTS

Financial statements and annual reports will be available after the Funds have completed a fiscal year of operations. When available, you may request a copy of each Fund’s annual Certified Shareholder Report at no charge by calling [Phone] or through the Funds’ website at [website.com].

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PART C

OTHER INFORMATION

Item 28		Exhibits
(a)	(i)	Certificate of Trust of Impact Shares Fund Trust I (the “Trust” or the “Registrant”) dated May 19, 2016, previously filed with Post-Effective Amendment No. 44 on Form N-1A on July 2, 2024 and is incorporated herein by reference.
		(i)	First Amendment to the Certificate of Trust of Impact Shares Trust I (the “Trust” or the “Registrant”) dated February 2, 2018, previously filed with Post-Effective Amendment No. 44 on Form N-1A on July 2, 2024 and is incorporated herein by reference.
		(ii)	Second Amendment to the Certificate of Trust of Tidal Trust III (the “Trust” or the “Registrant”) dated March 19, 2024, previously filed with Post-Effective Amendment No. 44 on Form N-1A on July 2, 2024 and is incorporated herein by reference.
	(ii)	Third Amended and Restated Agreement and Declaration of Trust of the Registrant, previously filed with Post-Effective Amendment No. 59 on Form N-1A on September 6, 2024 and is incorporated herein by reference.
	(iii)	Organizational Documents for Cayman Subsidiary (for the USCF Daily Target 2X Copper Index ETF).
		(1)	Investment Advisory Agreement, previously filed with Post-Effective Amendment No. 94 on Form N-1A on January 17, 2025 and is incorporated herein by reference.
		(2)	Sub-Advisory Agreement, previously filed with Post-Effective Amendment No. 94 on Form N-1A on January 17, 2025 and is incorporated herein by reference.
		(3)	Memorandum and Articles of Association, previously filed with Post-Effective Amendment No. 94 on Form N-1A on January 17, 2025 and is incorporated herein by reference.
		(4)	Certificate of Incorporation, previously filed with Post-Effective Amendment No. 94 on Form N-1A on January 17, 2025 and is incorporated herein by reference.
		(5)	Tax Undertaking, previously filed with Post-Effective Amendment No. 94 on Form N-1A on January 17, 2025 and is incorporated herein by reference.
		(6)	Private Investment Company Custodian Agreement, previously filed with Post-Effective Amendment No. 94 on Form N-1A on January 17, 2025 and is incorporated herein by reference.
	(iv)	Organizational Documents for Cayman Subsidiary (for the Stoneport Advisors Commodity Long Short ETF).
		(1)	Investment Advisory Agreement, previously filed with Post-Effective Amendment No. 134 on Form N-1A on September 12, 2025 and is incorporated herein by reference.
		(2)	Memorandum and Articles of Association, previously filed with Post-Effective Amendment No. 134 on Form N-1A on September 12, 2025 and is incorporated herein by reference.
		(3)	Certificate of Incorporation, previously filed with Post-Effective Amendment No. 134 on Form N-1A on September 12, 2025 and is incorporated herein by reference.
		(4)	Tax Undertaking, previously filed with Post-Effective Amendment No. 134 on Form N-1A on September 12, 2025 and is incorporated herein by reference.
		(5)	Private Investment Company Custodian Agreement, previously filed with Post-Effective Amendment No. 147 on Form N-1A on November 12, 2025, and is incorporated herein by reference.
	(v)	Organizational Documents for Cayman Subsidiary (for the Defiance Bitcoin vs Gold ETF).
		(1)	Investment Advisory Agreement, previously filed with Post-Effective Amendment No. 176 on Form N-1A on March 16, 2026, and is incorporated herein by reference
		(2)	Memorandum and Articles of Association, previously filed with Post-Effective Amendment No. 176 on Form N-1A on March 16, 2026, and is incorporated herein by reference.
		(3)	Certificate of Incorporation, previously filed with Post-Effective Amendment No. 176 on Form N-1A on March 16, 2026, and is incorporated herein by reference.
		(4)	Tax Undertaking, previously filed with Post-Effective Amendment No. 176 on Form N-1A on March 16, 2026, and is incorporated herein by reference.
		(5)	Private Investment Company Custodian Agreement, previously filed with Post-Effective Amendment No. 180 on Form N-1A on April 6, 2026, and is incorporated herein by reference.
	(vi)	Organizational Documents for Cayman Subsidiary (for Defiance Gold vs Bitcoin ETF).
		(1)	Investment Advisory Agreement, previously filed with Post-Effective Amendment No. 176 on Form N-1A on March 16, 2026, and is incorporated herein by reference.
		(2)	Memorandum and Articles of Association, previously filed with Post-Effective Amendment No. 176 on Form N-1A on March 16, 2026, and is incorporated herein by reference.
		(3)	Certificate of Incorporation, previously filed with Post-Effective Amendment No. 176 on Form N-1A on March 16, 2026, and is incorporated herein by reference.
		(4)	Tax Undertaking, previously filed with Post-Effective Amendment No. 176 on Form N-1A on March 16, 2026, and is incorporated herein by reference.

		(5)	Private Investment Company Custodian Agreement, previously filed with Post-Effective Amendment No. 180 on Form N-1A on April 6, 2026, and is incorporated herein by reference.
	(vii)	Organizational Documents for Cayman Subsidiary (for the RCN Pareto Strategic Allocation ETF).
		(1)	Investment Advisory Agreement, previously filed with Post-Effective Amendment No. 177 on Form N-1A on March 23, 2026, and is incorporated herein by reference.
		(2)	Subsidiary Sub-Advisory Agreement, previously filed with Post-Effective Amendment No. 177 on Form N-1A on March 23, 2026, and is incorporated herein by reference.
		(3)	Memorandum and Articles of Association, previously filed with Post-Effective Amendment No. 177 on Form N-1A on March 23, 2026, and is incorporated herein by reference.
		(4)	Certificate of Incorporation, previously filed with Post-Effective Amendment No. 177 on Form N-1A on March 23, 2026, and is incorporated herein by reference.
		(5)	Tax Undertaking, previously filed with Post-Effective Amendment No. 177 on Form N-1A on March 23, 2026, and is incorporated herein by reference.
		(6)	Private Investment Company Custodian Agreement, previously filed with Post-Effective Amendment No. 180 on Form N-1A on April 6, 2026, and is incorporated herein by reference.
	(viii)	Organizational Documents for Cayman Subsidiary (for the VistaShares AI Computing Power ETF)
		(1)	Investment Advisory Agreement – to be filed by amendment.
		(2)	Subsidiary Sub-Advisory Agreement – to be filed by amendment.
		(3)	Memorandum and Articles of Association – to be filed by amendment.
		(4)	Certificate of Incorporation – to be filed by amendment.
		(5)	Tax Undertaking – to be filed by amendment.
		(6)	Private Investment Company Custodian Agreement – to be filed by amendment.
	(ix)	Organizational Documents for Cayman Subsidiary (for the Silvia Anti-Money Printer ETF)
		(1)	Investment Advisory Agreement – to be filed by amendment.
		(2)	Subsidiary Sub-Advisory Agreement – to be filed by amendment.
		(3)	Memorandum and Articles of Association – to be filed by amendment.
		(4)	Certificate of Incorporation – to be filed by amendment.
		(5)	Tax Undertaking – to be filed by amendment.
		(6)	Private Investment Company Custodian Agreement – to be filed by amendment.
	(x)	Organizational Documents for Cayman Subsidiary (for the Silvia Bitcoin + Treasury mNAV Discount ETF)
		(1)	Investment Advisory Agreement – to be filed by amendment.
		(2)	Subsidiary Sub-Advisory Agreement – to be filed by amendment.
		(3)	Memorandum and Articles of Association – to be filed by amendment.
		(4)	Certificate of Incorporation – to be filed by amendment.
		(5)	Tax Undertaking – to be filed by amendment.
		(6)	Private Investment Company Custodian Agreement – to be filed by amendment.
(b)	Amended and Restated By-laws of the Registrant dated December 11, 2025, previously filed with Post-Effective Amendment No. 164 on Form N-1A on January 16, 2026, and is incorporated herein by reference.
(c)	Instruments defining rights of security holders with respect to the Registrant are contained in the Third Amended and Restated Agreement and Declaration of Trust and Amended and Restated By-Laws, which are incorporated herein by reference to Post-Effective Amendment No. 59 on Form N-1A on September 6, 2024.
(d)	(i)	Amended and Restated Investment Advisory Agreement between the Registrant (with respect to Impact Shares NAACP Minority Empowerment ETF and Impact Shares Women’s Empowerment ETF) and Impact Shares, Corp., dated July 16, 2021, is incorporated herein by reference to Post-Effective Amendment No. 20 to Registrant’s Registration Statement on Form N-1A, File No. 333-221764, filed on August 26, 2021.
		(i)	First Amendment to Amended and Restated Investment Advisory Agreement (with respect to the Impact Shares Women’s Empowerment ETF), previously filed with Post-Effective Amendment No. 37 on Form N-1A October 27, 2023 and is incorporated herein by reference.
	(ii)	Investment Advisory Agreement between Registrant (for the Impact Shares Women’s Empowerment ETF), and Tidal Investments, LLC (formerly, Toroso Investments, LLC), previously filed with Post-Effective Amendment No. 37 on Form N-1A on October 27, 2023 and is incorporated herein by reference.
	(iii)	Investment Advisory Agreement between the Trust (for Rockefeller Opportunistic Municipal Bond ETF, Rockefeller California Municipal Bond ETF, Rockefeller New York Municipal Bond ETF, Rockefeller U.S. Small-Mid Cap ETF and Rockefeller Global Equity ETF) and Tidal Investments LLC, previously filed with Post-Effective Amendment No. 49 on Form N-1A on August 5, 2024 and is incorporated herein by reference.
	(iv)	Investment Advisory Agreement between the Trust (for TradersAI Large Cap Equity & Cash ETF) and Tidal Investments LLC, previously filed with Post-Effective Amendment No. 48 on Form N-1A on August 5, 2024 and is incorporated herein by reference.
	(v)	Investment Advisory Agreement between the Trust (for 4E Quality Growth ETF) and Tidal Investments LLC, previously filed with Post-Effective Amendment No. 59 on Form N-1A on September 6, 2024 and is incorporated herein by reference.
	(vi)	Investment Advisory Agreement between the Trust (for GammaRoad Market Navigation ETF) and Tidal Investments LLC, previously filed with Post-Effective Amendment No. 55 on Form N-1A on August 20, 2024 and is incorporated herein by reference.
	(vii)	Investment Advisory Agreement between the Trust (for VistaShares Artificial Intelligence Supercycle ETF and VistaShares Electrification Supercycle ETF) and Tidal Investments LLC, previously filed with Post-Effective Amendment No. 61 on Form N-1A on September 13, 2024 and is incorporated herein by reference.

	(i)	First Amendment to Investment to the Advisory Agreement (for the VistaShares Target 15 Berkshire Select Income ETF, VistaShares Target 15 USA Momentum Income ETF, VistaShares Target 15 USA Value Income ETF, VistaShares Target 15 USA Quality Income ETF, and VistaShares Target 15 USA Low Volatility Income ETF), previously filed with Post-Effective Amendment No. 103 on Form N-1A on February 28, 2025 and is incorporated herein by reference.
	(ii)	Second Amendment to the Investment Advisory Agreement (for VistaShares Animal Spirits Strategy ETF and VistaShares Animal Spirits Daily 2X Strategy ETF), previously filed with Post-Effective Amendment No. 118 on Form N-1A on May 30, 2025 and is incorporated herein by reference.
	(iii)	Third Amendment to the Investment Advisory Agreement (for the VistaShares ACKtivist Select ETF, VistaShares Target 15 ACKtivist Distribution ETF, VistaShares BigShort Select ETF, VistaShares Target 15 BigShort Distribution ETF, VistaShares DRUKMacro Select ETF, VistaShares Target 15 DRUKMacro Distribution ETF and VistaShares Berkshire Select ETF), previously filed with Post-Effective Amendment No. 128 on Form N-1A on August 18, 2025 and is incorporated herein by reference.
	(iv)	Fourth Amendment to the Investment Advisory Agreement (for the VistaShares BitBonds 1-3 Yr Enhanced Weekly Distribution Option Income ETF, VistaShares BitBonds 5 Yr Enhanced Weekly Distribution Option Income ETF, VistaShares BitBonds 10 Yr Enhanced Weekly Distribution Option Income ETF and VistaShares BitBonds 20 Yr Enhanced Weekly Distribution Option Income ETF, VistaShares Bitcoin Treasury Income ETF, VistaShares Ethereum Treasury Income ETF, VistaShares Ethereum Treasury ETF, VistaShares IPO and Income ETF, VistaShares Target 15TM International Innovators Distribution ETF, VistaShares Target 15TM European High Dividend Payers Distribution ETF, VistaShares Target 15TM Global 100 Distribution ETF, and VistaShares Target 15TM S&P 100 Distribution ETF), previously filed with Post-Effective Amendment No. 152 on Form N-1A on November 26, 2025 and is incorporated herein by reference.
	(v)	Fifth Amendment to the Investment Advisory Agreement (for the VistaShares DIVBoost Dividend Nobles Distribution ETF, VistaShares DIVBoost Dividend Kings Distribution ETF, VistaShares DIVBoost Sector Distribution ETF, VistaShares DIVBoost Utilities Distribution ETF, VistaShares DIVBoost High Yield Bond Distribution ETF, VistaShares DIVBoost REIT Distribution ETF, VistaShares DIVBoost Energy Distribution ETF, VistaShares TEPRTantrum Contrarian Select ETF, VistaShares Target 15 TEPRTantrum Contrarian Distribution ETF, VistaShares TPLoeb Event Driven Select ETF, VistaShares Target 15 TPLoeb Event Driven Distribution ETF, VistaShares TIGR Cub NextGen Select ETF, VistaShares Target 15 TIGR Cub NextGen Distribution ETF, VistaShares LAFFTech Select ETF, VistaShares Target 15 LAFFTech Distribution ETF, VistaShares HRVD Select ETF, VistaShares Target 15 HRVD Distribution ETF, VistaShares GATE Endowment Select ETF, VistaShares Target 15 GATE Endowment Distribution ETF, VistaShares Gulf Sovereign Select ETF, VistaShares Target 15 Gulf Sovereign Distribution ETF, VistaShares Nordic Wealth Select ETF and VistaShares Target 15 Nordic Wealth Distribution ETF), previously filed with Post-Effective Amendment No. 161 on Form N-1A on January 8, 2026 and is incorporated herein by reference.
	(vi)	Sixth Amendment to the Investment Advisory Agreement between the Trust (for VistaShares Space Supercycle ETF, VistaShares Robotics Supercycle ETF, VistaShares Defense Supercycle ETF, VistaShares ShieldTM S&P 500 Enhanced Protection ETF, VistaShares ShieldTM International Enhanced Protection ETF, VistaShares ShieldTM Emerging Markets Enhanced Protection ETF, VistaShares ShieldTM US Small Cap Enhanced Protection ETF, VistaShares ShieldTM Nasdaq 100 Enhanced Protection ETF, VistaShares ShieldTM Diversified Growth Enhanced Protection ETF, VistaShares ShieldTM Diversified Commodities Enhanced Protection ETF and VistaShares ShieldTM Diversified Income Enhanced Protection ETF) and Tidal Investments LLC, previously filed with Post-Effective Amendment No. 197 on Form N-1A on July 10, 2026 and is incorporated herein by reference.
	(vii)	Seventh Amendment to the Investment Advisory Agreement between the Trust (for VistaShares AI Computing Power ETF) and Tidal Investments LLC – to be filed by amendment.
(viii)	Investment Advisory Agreement between the Trust (for Fundstrat Granny Shots US Large Cap ETF) and Tidal Investments LLC, previously filed with Post-Effective Amendment No. 67 on Form N-1A on October 21, 2024 and is incorporated herein by reference
	(i)	First Amendment to the Investment Advisory Agreement (for the Fundstrat Granny Shots US Small- & Mid-Cap ETF and Fundstrat Granny Shots US Large Cap & Income ETF), previously filed with Post-Effective Amendment No. 146 on Form N-1A on November 11, 2025 and is incorporated herein by reference.
(ix)	Investment Advisory Agreement between the Trust (for Ned Davis Research 360º Dynamic Allocation ETF and Ned Davis Research 360º Core Equity ETF) and Tidal Investments LLC, previously filed with Post-Effective Amendment No. 64 on Form N-1A on October 15, 2024 and is incorporated herein by reference.
(x)	Investment Advisory Agreement between the Trust (for Ninepoint North American Energy Independence ETF and Ninepoint Energy Income ETF) and Tidal Investments LLC, previously filed with Post-Effective Amendment No. 66 on Form N-1A on October 18, 2024 and is incorporated herein by reference.
(xi)	Investment Advisory Agreement between the Trust (for The Beehive ETF) and Tidal Investments LLC, previously filed with Post-Effective Amendment No. 80 on Form N-1A on December 9, 2024 and is incorporated herein by reference.

(xii)	Investment Advisory Agreement between the Trust (for NestYield Total Return Guard ETF, NestYield Dynamic Income ETF and NestYield Visionary ETF) and Tidal Investments LLC, previously filed with Post-Effective Amendment No. 85 on Form N-1A on December 20, 2024 and is incorporated herein by reference.
(i) First Amendment to the Investment Advisory Agreement between the Trust (the NestYield Ultra-Short Enhanced Treasury Income ETF) and Tidal Investments LLC – to be filed by amendment.
(xiii)	Investment Advisory Agreement between the Trust (for USCF Daily Target 2X Copper Index ETF) and Tidal Investments LLC, previously filed with Post-Effective Amendment No. 94 on Form N-1A on January 17, 2025 and is incorporated herein by reference.
(xiv)	Investment Advisory Agreement between the Trust (for Battleshares™ NVDA vs INTC ETF, Battleshares™ AMZN vs M ETF, Battleshares™ COIN vs WFC ETF, Battleshares™ MSTR vs JPM ETF, Battleshares™ NFLX vs CMCSA ETF, Battleshares™ LLY vs YUM ETF and Battleshares™ GOOGL vs NYT ETF) and Tidal Investments LLC, previously filed with Post-Effective Amendment No. 96 on Form N-1A on January 23, 2025 and is incorporated herein by reference.
(i) First Amendment to Investment Advisory Agreement (for the Defiance Bitcoin vs Ether ETF, Defiance Ether vs Bitcoin ETF, Defiance Bitcoin vs Gold ETF and Defiance Gold vs Bitcoin ETF), previously filed with Post-Effective Amendment No. 176 on Form N-1A on March 16, 2026, and is incorporated herein by reference.
(xv)	Investment Advisory Agreement between the Trust (for World Dynamic Momentum Leaders ETF) and Tidal Investments LLC, previously filed with Post-Effective Amendment No. 98 on Form N-1A on January 27, 2025 and is incorporated herein by reference.
(xvi)	Investment Advisory Agreement between the Trust (for Intech S&P Large Cap Diversified Alpha ETF and Intech S&P Small-Mid Cap Diversified Alpha ETF) and Tidal Investments LLC, previously filed with Post-Effective Amendment No. 113 on Form N-1A on May 21, 2025 and is incorporated herein by reference.
(xvii)	Investment Advisory Agreement between the Trust (for MRP SynthEquity ETF) and Tidal Investments LLC, previously filed with Post-Effective Amendment No. 120 on Form N-1A on June 6, 2025 and is incorporated herein by reference.
(xviii)	Investment Advisory Agreement between the Trust (for Alpha Brands™ Consumption Leaders ETF) and Tidal Investments LLC, previously filed with Post-Effective Amendment No. 113 on Form N-1A on May 21, 2025 and is incorporated herein by reference.
(xix)	Investment Advisory Agreement between the Trust (for Stoneport Advisors Commodity Long Short ETF) and Tidal Investments LLC, previously filed with Post-Effective Amendment No. 134 on Form N-1A on September 12, 2025 and is incorporated herein by reference.
(xx)	Investment Advisory Agreement between the Trust (for NovaTide Flexible Allocation ETF) and Tidal Investments LLC, previously filed with Post-Effective Amendment No. 135 on Form N-1A on September 12, 2025 and is incorporated herein by reference.
(xxi)	Investment Advisory Agreement between the Trust (for RCN Pareto Strategic Allocation ETF) and Tidal Investments LLC, previously filed with Post-Effective Amendment No. 177 on Form N-1A on March 23, 2026, and is incorporated herein by reference.
(xxii)	Investment Advisory Agreement between the Trust (for U.S. Defense ETF) and Tidal Investments LLC, previously filed with Post-Effective Amendment No. 180 on Form N-1A on April 6, 2026, and is incorporated herein by reference.
(i) First Amendment to Investment Advisory Agreement (for Aura AI Photonics ETF) and Tidal Investments LLC, previously filed with Post-Effective Amendment No. 199 on Form N-1A on July 29, 2026, and is incorporated herein by reference.
(xxiii)	Investment Advisory Agreement between the Trust (for Worth Charting Options Income ETF) and Tidal Investments LLC, previously filed with Post-Effective Amendment No. 182 on Form N-1A on April 23, 2026 and is incorporated herein by reference.
(xxiv)	Investment Advisory Agreement between the Trust (for Alki Consolidated Income ETF) and Tidal Investments LLC, previously filed with Post-Effective Amendment No. 194 on Form N-1A on June 16, 2026 and is incorporated herein by reference.
(xxv)	Investment Advisory Agreement between the Trust (for Wermers Quantitative U.S. Large Cap ETF) and Tidal Investments LLC – to be filed by amendment.
(xxvi)	Investment Advisory Agreement between the Trust (for Silvia Anti-Money Printer ETF, Silvia Best Ideas ETF, Silvia Bitcoin + Treasury mNAV Discount ETF, Silvia World’s Richest Man ETF, and Silvia NVDA CEO Interview ETF) and Tidal Investments LLC – to be filed by amendment.
(xxvii)	Investment Sub-Advisory Agreement between Tidal Investments LLC and Rockefeller Global Investment Management (for Rockefeller Opportunistic Municipal Bond ETF, Rockefeller California Municipal Bond ETF, Rockefeller New York Municipal Bond ETF, Rockefeller U.S. Small-Mid Cap ETF and Rockefeller Global Equity ETF), previously filed with Post-Effective Amendment No. 49 on Form N-1A on August 5, 2024 and is incorporated herein by reference.
(xxviii)	Investment Sub-Advisory Agreement between Tidal Investments LLC and Route 20 Private Wealth Inc. (for 4E Quality Growth ETF), previously filed with Post-Effective Amendment No. 59 on Form N-1A on September 6, 2024 and is incorporated herein by reference.

(xxix)	Investment Sub-Advisory Agreement between Tidal Investments LLC and VistaShares Advisors LLC (for VistaShares Artificial Intelligence Supercycle ETF and VistaShares Electrification Supercycle ETF), previously filed with Post-Effective Amendment No. 61 on Form N-1A on September 13, 2024 and is incorporated herein by reference.
	(i)	First Amendment to Investment Sub-Advisory Agreement (for the VistaShares Target 15 Berkshire Select Income ETF, VistaShares Target 15 USA Momentum Income ETF, VistaShares Target 15 USA Value Income ETF, VistaShares Target 15 USA Quality Income ETF, and VistaShares Target 15 USA Low Volatility Income ETF), previously filed with Post-Effective Amendment No. 103 on Form N-1A on February 28, 2025 and is incorporated herein by reference.
	(ii)	Second Amendment to the Investment Sub-Advisory Agreement (for VistaShares Animal Spirits Strategy ETF and VistaShares Animal Spirits Daily 2X Strategy ETF), previously filed with Post-Effective Amendment No. 118 on Form N-1A on May 30, 2025 and is incorporated herein by reference.
	(iii)	Third Amendment to Investment Sub-Advisory Agreement (for the VistaShares ACKtivist Select ETF, VistaShares Target 15 ACKtivist Distribution ETF, VistaShares BigShort Select ETF, VistaShares Target 15 BigShort Distribution ETF, VistaShares DRUKMacro Select ETF, VistaShares Target 15 DRUKMacro Distribution ETF and VistaShares Berkshire Select ETF), previously filed with Post-Effective Amendment No. 128 on Form N-1A on August 18, 2025 and is incorporated herein by reference.
	(iv)	Fourth Amendment to Investment Sub-Advisory Agreement (for the VistaShares BitBonds 1-3 Yr Enhanced Weekly Distribution Option Income ETF, VistaShares BitBonds 5 Yr Enhanced Weekly Distribution Option Income ETF, VistaShares BitBonds 10 Yr Enhanced Weekly Distribution Option Income ETF and VistaShares BitBonds 20 Yr Enhanced Weekly Distribution Option Income ETF, VistaShares Bitcoin Treasury Income ETF, VistaShares Ethereum Treasury Income ETF, VistaShares Ethereum Treasury ETF and VistaShares IPO and Income ETF, VistaShares Target 15TM International Innovators Distribution ETF, VistaShares Target 15TM European High Dividend Payers Distribution ETF, VistaShares Target 15TM Global 100 Distribution ETF, and VistaShares Target 15TM S&P 100 Distribution ETF), previously filed with Post-Effective Amendment No. 152 on Form N-1A on November 26, 2025 and is incorporated herein by reference.
	(v)	Fifth Amendment to Investment Sub-Advisory Agreement (for the VistaShares DIVBoost Dividend Nobles Distribution ETF, VistaShares DIVBoost Dividend Kings Distribution ETF, VistaShares DIVBoost Sector Distribution ETF, VistaShares DIVBoost Utilities Distribution ETF, VistaShares DIVBoost High Yield Bond Distribution ETF, VistaShares DIVBoost REIT Distribution ETF, VistaShares DIVBoost Energy Distribution ETF, VistaShares TEPRTantrum Contrarian Select ETF, VistaShares Target 15 TEPRTantrum Contrarian Distribution ETF, VistaShares TPLoeb Event Driven Select ETF, VistaShares Target 15 TPLoeb Event Driven Distribution ETF, VistaShares TIGR Cub NextGen Select ETF, VistaShares Target 15 TIGR Cub NextGen Distribution ETF, VistaShares LAFFTech Select ETF, VistaShares Target 15 LAFFTech Distribution ETF, VistaShares HRVD Select ETF, VistaShares Target 15 HRVD Distribution ETF, VistaShares GATE Endowment Select ETF, VistaShares Target 15 GATE Endowment Distribution ETF, VistaShares Gulf Sovereign Select ETF, VistaShares Target 15 Gulf Sovereign Distribution ETF, VistaShares Nordic Wealth Select ETF and VistaShares Target 15 Nordic Wealth Distribution ETF), previously filed with Post-Effective Amendment No. 161 on Form N-1A on January 8, 2026 and is incorporated herein by reference.
	(vi)	Sixth Amendment to Investment Sub-Advisory Agreement (for VistaShares Space Supercycle ETF, VistaShares Robotics Supercycle ETF, VistaShares Defense Supercycle ETF, VistaShares ShieldTM S&P 500 Enhanced Protection ETF, VistaShares ShieldTM International Enhanced Protection ETF, VistaShares ShieldTM Emerging Markets Enhanced Protection ETF, VistaShares ShieldTM US Small Cap Enhanced Protection ETF, VistaShares ShieldTM Nasdaq 100 Enhanced Protection ETF, VistaShares ShieldTM Diversified Growth Enhanced Protection ETF, VistaShares ShieldTM Diversified Commodities Enhanced Protection ETF and VistaShares ShieldTM Diversified Income Enhanced Protection ETF), previously filed with Post-Effective Amendment No. 197 on Form N-1A on July 10, 2026 and is incorporated herein by reference.
	(vii)	Seventh Amendment to Investment Sub-Advisory Agreement (for VistaShares AI Computing Power ETF) – to be filed by amendment.
(xxx)	Investment Sub-Advisory Agreement between Tidal Investments LLC and Fundstrat Capital, LLC (for Fundstrat Granny Shots US Large Cap ETF), previously filed with Post-Effective Amendment No. 67 on Form N-1A on October 21, 2024 and is incorporated herein by reference.
	(i)	First Amendment to the Investment Sub-Advisory Agreement (for the Fundstrat Granny Shots US Small- & Mid-Cap ETF and Fundstrat Granny Shots US Large Cap & Income ETF), previously filed with Post-Effective Amendment No. 146 on Form N-1A on November 11, 2025 and is incorporated herein by reference.
(xxxi)	Investment Sub-Advisory Agreement between Tidal Investments LLC and Ned Davis Research Inc. (for Ned Davis Research 360º Dynamic Allocation ETF and Ned Davis Research 360º Core Equity ETF), previously filed with Post-Effective Amendment No. 64 on Form N-1A on October 15, 2024 and is incorporated herein by reference.
(xxxii)	Investment Sub-Advisory Agreement between Tidal Investments LLC and Ninepoint Partners LP (for Ninepoint North American Energy Independence ETF and Ninepoint Energy Income ETF), previously filed with Post-Effective Amendment No. 66 on Form N-1A on October 18, 2024 and is incorporated herein by reference.

	(xxxiii)	Investment Sub-Advisory Agreement between Tidal Investments LLC and Cannell & Spears LLC (for The Beehive ETF), previously filed with Post-Effective Amendment No. 80 on Form N-1A on December 9, 2024 and is incorporated herein by reference.
	(xxxiv)	Investment Sub-Advisory Agreement between Tidal Investments LLC and Nest Egg ETFs, LLC. (for NestYield Total Return Guard ETF, NestYield Dynamic Income ETF and NestYield Visionary ETF), previously filed with Post-Effective Amendment No. 85 on Form N-1A on December 20, 2024 and is incorporated herein by reference.
(i) First Amendment to the Investment Sub-Advisory Agreement between Tidal Investments LLC and Nest Egg ETFs, LLC (for NestYield Ultra-Short Enhanced Treasury Income ETF) – to be filed by amendment.
	(xxxv)	Investment Sub-Advisory Agreement between Tidal Investments LLC and USCF Advisers LLC (for USCF Daily Target 2X Copper Index ETF), previously filed with Post-Effective Amendment No. 94 on Form N-1A on January 17, 2025 and is incorporated herein by reference.
	(xxxvi)	Investment Sub-Advisory Agreement between Tidal Investments LLC and Intech Investment Management LLC (for Intech S&P Large Cap Diversified Alpha ETF and Intech S&P Small-Mid Cap Diversified Alpha ETF), previously filed with Post-Effective Amendment No. 120 on Form N-1A on June 6, 2025 and is incorporated herein by reference.
	(xxxvii)	Investment Sub-Advisory Agreement between Tidal Investments LLC and Measured Risk Portfolios, Inc. (for MRP SynthEquity ETF), previously filed with Post-Effective Amendment No. 120 on Form N-1A on June 6, 2025 and is incorporated herein by reference.
	(xxxviii)	Investment Sub-Advisory Agreement between Tidal Investments LLC and Accuvest Global Advisors Inc. (for Alpha Brands™ Consumption Leaders ETF), previously filed with Post-Effective Amendment No. 113 on Form N-1A on May 21, 2025 and is incorporated herein by reference.
	(xxxix)	Investment Sub-Advisory Agreement between Tidal Investments LLC and Harmonic Capital, LLC (for NovaTide Flexible Allocation ETF), previously filed with Post-Effective Amendment No. 135 on Form N-1A on September 12, 2025 and is incorporated herein by reference.
	(xl)	Investment Sub-Advisory Agreement between Tidal Investments LLC and RCN Wealth Advisors, Inc. (for RCN Pareto Strategic Allocation ETF), previously filed with Post-Effective Amendment No. 177 on Form N-1A on March 23, 2026, and is incorporated herein by reference.
	(xli)	Investment Sub-Advisory Agreement between Tidal Investments LLC and Worth Charting Group LLC (for Worth Charting Options Income ETF), previously filed with Post-Effective Amendment No. 182 on Form N-1A on April 23, 2026 and is incorporated herein by reference.
	(xlii)	Investment Sub-Advisory Agreement between Tidal Investments LLC and Hohimer Wealth Management, LLC (for Alki Consolidated Income ETF), previously filed with Post-Effective Amendment No. 194 on Form N-1A on June 16, 2026 and is incorporated herein by reference.
	(xliii)	Investment Sub-Advisory Agreement between Tidal Investments LLC and Wermers Quantitative Partners, LLC (for Wermers Quantitative U.S. Large Cap ETF) – to be filed by amendment.
	(xliv)	Investment Sub-Advisory Agreement between Tidal Investments LLC and ProCap Investment Advisers, LLC (for Silvia Anti-Money Printer ETF, Silvia Best Ideas ETF, Silvia Bitcoin + Treasury mNAV Discount ETF, Silvia World’s Richest Man ETF, and Silvia NVDA CEO Interview ETF) – to be filed by amendment.
(e)	(i)	Distribution Agreement between the Trust and Foreside Fund Services, LLC, previously filed with Post-Effective Amendment No. 44 on Form N-1A on July 2, 2024 and is incorporated herein by reference.
(i) Second Amendment to the Distribution Agreement between the Trust and Foreside Fund Services, LLC, (adding Rockefeller Opportunistic Municipal Bond ETF, Rockefeller California Municipal Bond ETF, Rockefeller New York Municipal Bond ETF, Rockefeller U.S. Small-Mid Cap ETF, Rockefeller Global Equity ETF, TradersAI Large Cap Equity & Cash ETF, 4E Quality Growth ETF and GammaRoad Market Navigation ETF), previously filed with Post-Effective Amendment No. 48 on Form N-1A on August 5, 2024 and is incorporated herein by reference.
(ii) Third Amendment to the Distribution Agreement between the Trust and Foreside Fund Services, LLC, (adding Impact Shares Women’s Empowerment ETF, Impact Shares NAACP Minority Empowerment ETF, VistaShares Artificial Intelligence Supercycle ETF and VistaShares Electrification Supercycle ETF), previously filed with Post-Effective Amendment No. 59 on Form N-1A on September 6, 2024 and is incorporated herein by reference.
(iii) Fifth Amendment to the Distribution Agreement between the Trust and Foreside Fund Services, LLC, (adding Fundstrat Granny Shots US Large Cap ETF, Ned Davis Research 360º Dynamic Allocation ETF, Ned Davis Research 360º Core Equity ETF, Ninepoint North American Energy Independence ETF and Ninepoint Energy Income), previously filed with Post-Effective Amendment No. 64 on Form N-1A on October 15, 2024 and is incorporated herein by reference.
(iv) Sixth Amendment to the Distribution Agreement between the Trust and Foreside Fund Services, LLC, (adding The Beehive ETF,NestYield Total Return Guard ETF, NestYield Dynamic Income Shield ETF, NestYield Visionary ETF andUSCF Daily Target 2X Copper Index ETF), previously filed with Post-Effective Amendment No. 80 on Form N-1A on December 9, 2024 and is incorporated herein by reference.
(v) Seventh Amendment to the Distribution Agreement between the Trust and Foreside Fund Services, LLC, (adding Battleshares™ NVDA vs INTC ETF, Battleshares™ AMZN vs M ETF, Battleshares™ COIN vs WFC ETF, Battleshares™ MSTR vs JPM ETF, Battleshares™ NFLX vs CMCSA ETF, Battleshares™ LLY vs YUM ETF, and Battleshares™ GOOGL vs NYT ETF, previously filed with Post-Effective Amendment No. 91 on Form N-1A on January 13, 2025, and is incorporated herein by reference.

(vi)	Eighth Amendment to the Distribution Agreement between the Trust and Foreside Fund Services, LLC, (adding World Dynamic Momentum Leaders ETF, VistaShares Target 15 Berkshire Select Income ETF, VistaShares Target 15 USA Momentum Income ETF, VistaShares Target 15 USA Value Income ETF, VistaShares Target 15 USA Quality Income ETF and VistaShares Target 15 USA Low Volatility Income ETF), previously filed with Post-Effective Amendment No. 95 on Form N-1A on January 17, 2025 and is incorporated herein by reference.
(vii)	Ninth Amendment to the Distribution Agreement between the Trust and Foreside Fund Services, LLC, (adding Intech S&P Large Cap Diversified Alpha ETF, Intech S&P Small-Mid Cap Diversified Alpha ETF and MRP SynthEquity ETF), previously filed with Post-Effective Amendment No. 113 on Form N-1A on May 21, 2025 and is incorporated herein by reference.
(viii)	Tenth Amendment to the Distribution Agreement between the Trust and Foreside Fund Services, LLC, (adding Alpha Brands™ Consumption Leaders ETF, VistaShares Animal Spirits Strategy ETF and VistaShares Animal Spirits Daily 2X Strategy ETF), previously filed with Post-Effective Amendment No. 113 on Form N-1A on May 21, 2025 and is incorporated herein by reference.
(ix)	Twelfth Amendment to the Distribution Agreement between the Trust and Foreside Fund Services, LLC, (adding Defiance Bitcoin vs Ether ETF, Defiance Ether vs Bitcoin ETF, Defiance Bitcoin vs Gold ETF, Defiance Gold vs Bitcoin ETF, VistaShares ACKtivist Select ETF, VistaShares Target 15 ACKtivist Distribution ETF, VistaShares BigShort Select ETF, VistaShares Target 15 BigShort Distribution ETF, VistaShares DRUKMacro Select ETF, VistaShares Target 15 DRUKMacro Distribution ETF and VistaShares Berkshire Select ETF), previously filed with Post-Effective Amendment No. 128 on Form N-1A on August 18, 2025 and is incorporated herein by reference.
(x)	Thirteenth Amendment to the Distribution Agreement between the Trust and Foreside Fund Services, LLC, (adding Stoneport Advisors Commodity Long Short ETF and NovaTide Flexible Allocation ETF), previously filed with Post-Effective Amendment No. 139 on Form N-1A on October 7, 2025 and is incorporated herein by reference.
(xi)	Fourteenth Amendment to the Distribution Agreement between the Trust and Foreside Fund Services, LLC, (adding VistaShares BitBonds 1-3 Yr Enhanced Weekly Distribution Option Income ETF, VistaShares BitBonds 5 Yr Enhanced Weekly Distribution Option Income ETF, VistaShares BitBonds 10 Yr Enhanced Weekly Distribution Option Income ETF and VistaShares BitBonds 20 Yr Enhanced Weekly Distribution Option Income ETF, VistaShares Bitcoin Treasury Income ETF, VistaShares Ethereum Treasury Income ETF, VistaShares Ethereum Treasury ETF, VistaShares IPO and Income ETF, VistaShares Target 15TM International Innovators Distribution ETF, VistaShares Target 15TM European High Dividend Payers Distribution ETF, VistaShares Target 15TM Global 100 Distribution ETF, VistaShares Target 15TM S&P 100 Distribution ETF, Fundstrat Granny Shots US Small- & Mid-Cap ETF and Fundstrat Granny Shots US Large Cap & Income ETF ), previously filed with Post-Effective Amendment No. 146 on Form N-1A on November 11, 2025 and is incorporated herein by reference.
(xii)	Fifteenth Amendment to the Distribution Agreement between the Trust and Foreside Fund Services, LLC, (adding VistaShares DIVBoost Dividend Nobles Distribution ETF, VistaShares DIVBoost Dividend Kings Distribution ETF, VistaShares DIVBoost Sector Distribution ETF, VistaShares DIVBoost Utilities Distribution ETF, VistaShares DIVBoost High Yield Bond Distribution ETF, VistaShares DIVBoost REIT Distribution ETF, VistaShares DIVBoost Energy Distribution ETF, VistaShares TEPRTantrum Contrarian Select ETF, VistaShares Target 15 TEPRTantrum Contrarian Distribution ETF, VistaShares TPLoeb Event Driven Select ETF, VistaShares Target 15 TPLoeb Event Driven Distribution ETF, VistaShares TIGR Cub NextGen Select ETF, VistaShares Target 15 TIGR Cub NextGen Distribution ETF, VistaShares LAFFTech Select ETF, VistaShares Target 15 LAFFTech Distribution ETF, VistaShares HRVD Select ETF, VistaShares Target 15 HRVD Distribution ETF, VistaShares GATE Endowment Select ETF, VistaShares Target 15 GATE Endowment Distribution ETF, VistaShares Gulf Sovereign Select ETF, VistaShares Target 15 Gulf Sovereign Distribution ETF, VistaShares Nordic Wealth Select ETF and VistaShares Target 15 Nordic Wealth Distribution ETF), previously filed with Post-Effective Amendment No. 160 on Form N-1A on January 7, 2026 and is incorporated herein by reference.
(xiii)	Sixteenth Amendment to the Distribution Agreement between the Trust and Foreside Fund Services, LLC (adding RCN Pareto Strategic Allocation ETF and U.S. Defense ETF), previously filed with Post-Effective Amendment No. 177 on Form N-1A on March 23, 2026, and is incorporated herein by reference.
(xiv)	Seventeenth Amendment to the Distribution Agreement between the Trust and Foreside Fund Services, LLC (adding Worth Charting Options Income ETF and Alki Consolidated Income ETF), previously filed with Post-Effective Amendment No. 182 on Form N-1A on April 23, 2026 and is incorporated herein by reference.
(xv)	Eighteenth Amendment to the Distribution Agreement between the Trust and Foreside Fund Services, LLC (adding VistaShares Space Supercycle ETF, VistaShares Robotics Supercycle ETF, VistaShares Defense Supercycle ETF, VistaShares ShieldTM S&P 500 Enhanced Protection ETF, VistaShares ShieldTM International Enhanced Protection ETF, VistaShares ShieldTM Emerging Markets Enhanced Protection ETF, VistaShares ShieldTM US Small Cap Enhanced Protection ETF, VistaShares ShieldTM Nasdaq 100 Enhanced Protection ETF, VistaShares ShieldTM Diversified Growth Enhanced Protection ETF, VistaShares ShieldTM Diversified Commodities Enhanced Protection ETF and VistaShares ShieldTM Diversified Income Enhanced Protection ETF), previously filed with Post-Effective Amendment No. 197 on Form N-1A on July 10, 2026 and is incorporated herein by reference.

		(xvi)	Form of Nineteenth Amendment to the Distribution Agreement between the Trust and Foreside Fund Services, LLC (adding Aura AI Photonics ETF and VistaShares AI Computing Power ETF), previously filed with Post-Effective Amendment No. 199 on Form N-1A on July 29, 2026, and is incorporated herein by reference.
		(xvii)	Twentieth Amendment to the Distribution Agreement between the Trust and Foreside Fund Services, LLC (adding Wermers Quantitative U.S. Large Cap ETF) – to be filed by amendment.
		(xviii)	Twenty-First Amendment to the Distribution Agreement between the Trust and Foreside Fund Services, LLC (adding NestYield Ultra-Short Enhanced Treasury Income ETF) – to be filed by amendment.
		(xix)	Twenty-Second Amendment to the Distribution Agreement between the Trust and Foreside Fund Services, LLC, (adding Silvia Anti-Money Printer ETF, Silvia Best Ideas ETF, Silvia Bitcoin + Treasury mNAV Discount ETF, Silvia World’s Richest Man ETF, and Silvia NVDA CEO Interview ETF) – to be filed by amendment.
	(ii)	Distribution Services Agreement between Tidal Investments LLC and Foreside Fund Services, LLC, previously filed with Post-Effective Amendment No. 44 on Form N-1A on July 2, 2024 and is incorporated herein by reference.
	(iiii)	Form of Authorized Participant Agreement between the Registrant and Foreside Fund Services, LLC, previously filed with Post-Effective Amendment No. 44 on Form N-1A on July 2, 2024 and is incorporated herein by reference.
(f)		Not applicable.
(g)	(i)	Custodian Agreement between the Trust and U.S. Bank National Association, previously filed with Post-Effective Amendment No. 45 on Form N-1A on July 16, 2024 and is incorporated herein by reference.
	(ii)	First Amendment to the Custodian Agreement (adding Rockefeller Opportunistic Municipal Bond ETF, Rockefeller California Municipal Bond ETF, Rockefeller New York Municipal Bond ETF, Rockefeller U.S. Small-Mid Cap ETF, Rockefeller Global Equity ETF, TradersAI Large Cap Equity & Cash ETF, 4E Quality Growth ETF and GammaRoad Market Navigation ETF, previously filed with Post-Effective Amendment No. 48 on Form N-1A on August 5, 2024 and is incorporated herein by reference.
	(iii)	Second Amendment to the Custodian Agreement (adding Impact Shares Women’s Empowerment ETF, Impact Shares NAACP Minority Empowerment ETF, VistaShares Artificial Intelligence Supercycle ETF and VistaShares Electrification Supercycle ETF), previously filed with Post-Effective Amendment No. 59 on Form N-1A on September 6, 2024 and is incorporated herein by reference.
	(iv)	Fourth Amendment to the Custodian Agreement (adding Fundstrat Granny Shots US Large Cap ETF, Ned Davis Research 360º Dynamic Allocation ETF, Ned Davis Research 360º Core Equity ETF, Ninepoint North American Energy Independence ETF and Ninepoint Energy Income ETF), previously filed with Post-Effective Amendment No. 64 on Form N-1A on October 15, 2024 and is incorporated herein by reference.
	(v)	Fifth Amendment to the Custodian Agreement (adding The Beehive ETF,NestYield Total Return Guard ETF, NestYield Dynamic Income Shield ETF, NestYield Visionary ETF andUSCF Daily Target 2X Copper Index ETF), previously filed with Post-Effective Amendment No. 80 on Form N-1A on December 9, 2024 and is incorporated herein by reference.
	(vi)	Sixth Amendment to the Custodian Agreement (adding Battleshares™ NVDA vs INTC ETF, Battleshares™ AMZN vs M ETF, Battleshares™ COIN vs WFC ETF, Battleshares™ MSTR vs JPM ETF, Battleshares™ NFLX vs CMCSA ETF, and Battleshares™ LLY vs YUM ETF, Battleshares™ GOOGL vs NYT ETF), previously filed with Post-Effective Amendment No. 91 on Form N-1A on January 13, 2025, and is incorporated herein by reference.
	(vii)	Seventh Amendment to the Custodian Agreement (adding World Dynamic Momentum Leaders ETF, VistaShares Target 15 Berkshire Select Income ETF, VistaShares Target 15 USA Momentum Income ETF, VistaShares Target 15 USA Value Income ETF, VistaShares Target 15 USA Quality Income ETF and VistaShares Target 15 USA Low Volatility Income ETF, previously filed with Post-Effective Amendment No. 96 on Form N-1A on January 23, 2025 and is incorporated herein by reference.
	(viii)	Eighth Amendment to the Custodian Agreement (adding Intech S&P Large Cap Diversified Alpha ETF, Intech S&P Small-Mid Cap Diversified Alpha ETF and MRP SynthEquity ETF), previously filed with Post-Effective Amendment No. 113 on Form N-1A on May 21, 2025 and is incorporated herein by reference.
	(ix)	Ninth Amendment to the Custodian Agreement (adding Alpha Brands™ Consumption Leaders ETF, VistaShares Animal Spirits Strategy ETF and VistaShares Animal Spirits Daily 2X Strategy ETF), previously filed with Post-Effective Amendment No. 113 on Form N-1A on May 21, 2025 and is incorporated herein by reference.
	(x)	Eleventh Amendment to the Custodian Agreement (adding Defiance Bitcoin vs Ether ETF, Defiance Ether vs Bitcoin ETF, Defiance Bitcoin vs Gold ETF, Defiance Gold vs Bitcoin ETF, VistaShares ACKtivist Select ETF, VistaShares Target 15 ACKtivist Distribution ETF, VistaShares BigShort Select ETF, VistaShares Target 15 BigShort Distribution ETF, VistaShares DRUKMacro Select ETF, VistaShares Target 15 DRUKMacro Distribution ETF and VistaShares Berkshire Select ETF), previously filed with Post-Effective Amendment No. 128 on Form N-1A on August 18, 2025 and is incorporated herein by reference.
	(xi)	Twelfth Amendment to the Custodian Agreement (adding Stoneport Advisors Commodity Long Short ETF and NovaTide Flexible Allocation ETF), previously filed with Post-Effective Amendment No. 139 on Form N-1A on October 7, 2025 and is incorporated herein by reference.

	(xii)	Thirteenth Amendment to the Custodian Agreement (adding Fundstrat Granny Shots US Small- & Mid-Cap ETF and Fundstrat Granny Shots US Large Cap & Income ETF), previously filed with Post-Effective Amendment No. 146 on Form N-1A on November 11, 2025 and is incorporated herein by reference.
	(xiii)	Fourteenth Amendment to the Custodian Agreement (adding VistaShares BitBonds 1-3 Yr Enhanced Weekly Distribution Option Income ETF, VistaShares BitBonds 5 Yr Enhanced Weekly Distribution Option Income ETF, VistaShares BitBonds 10 Yr Enhanced Weekly Distribution Option Income ETF and VistaShares BitBonds 20 Yr Enhanced Weekly Distribution Option Income ETF, VistaShares Bitcoin Treasury Income ETF, VistaShares Ethereum Treasury Income ETF, VistaShares Ethereum Treasury ETF, VistaShares IPO and Income ETF, VistaShares Target 15™ International Innovators Distribution ETF, VistaShares Target 15™ European High Dividend Payers Distribution ETF, VistaShares Target 15™ Global 100 Distribution ETF, VistaShares Target 15™ S&P 100 Distribution ETF), previously filed with Post-Effective Amendment No. 160 on Form N-1A on January 7, 2026 and is incorporated herein by reference.
	(xiv)	Fifteenth Amendment to the Custodian Agreement (adding VistaShares DIVBoost Dividend Nobles Distribution ETF, VistaShares DIVBoost Dividend Kings Distribution ETF, VistaShares DIVBoost Sector Distribution ETF, VistaShares DIVBoost Utilities Distribution ETF, VistaShares DIVBoost High Yield Bond Distribution ETF, VistaShares DIVBoost REIT Distribution ETF, VistaShares DIVBoost Energy Distribution ETF, VistaShares TEPRTantrum Contrarian Select ETF, VistaShares Target 15 TEPRTantrum Contrarian Distribution ETF, VistaShares TPLoeb Event Driven Select ETF, VistaShares Target 15 TPLoeb Event Driven Distribution ETF, VistaShares TIGR Cub NextGen Select ETF, VistaShares Target 15 TIGR Cub NextGen Distribution ETF, VistaShares LAFFTech Select ETF, and VistaShares Target 15 LAFFTech Distribution ETF, VistaShares HRVD Select ETF, VistaShares Target 15 HRVD Distribution ETF, VistaShares GATE Endowment Select ETF, VistaShares Target 15 GATE Endowment Distribution ETF, VistaShares Gulf Sovereign Select ETF, VistaShares Target 15 Gulf Sovereign Distribution ETF, VistaShares Nordic Wealth Select ETF and VistaShares Target 15 Nordic Wealth Distribution ETF), previously filed with Post-Effective Amendment No. 160 on Form N-1A on January 7, 2026 and is incorporated herein by reference.
	(xv)	Sixteenth Amendment to the Custodian Agreement (adding RCN Pareto Strategic Allocation ETF and U.S. Defense ETF), previously filed with Post-Effective Amendment No. 180 on Form N-1A on April 6, 2026, and is incorporated herein by reference.
	(xvi)	Seventeenth Amendment to the Custodian Agreement (adding Worth Charting Options Income ETF)), previously filed with Post-Effective Amendment No. 182 on Form N-1A on April 23, 2026 and is incorporated herein by reference.
	(xvii)	Eighteenth Amendment to the Custodian Agreement (adding Alki Consolidated Income ETF, VistaShares Space Supercycle ETF, VistaShares Robotics Supercycle ETF, VistaShares Defense Supercycle ETF, VistaShares ShieldTM S&P 500 Enhanced Protection ETF, VistaShares ShieldTM International Enhanced Protection ETF, VistaShares ShieldTM Emerging Markets Enhanced Protection ETF, VistaShares ShieldTM US Small Cap Enhanced Protection ETF, VistaShares ShieldTM Nasdaq 100 Enhanced Protection ETF, VistaShares ShieldTM Diversified Growth Enhanced Protection ETF, VistaShares ShieldTM Diversified Commodities Enhanced Protection ETF and VistaShares ShieldTM Diversified Income Enhanced Protection ETF), previously filed with Post-Effective Amendment No. 197 on Form N-1A on July 10, 2026 and is incorporated herein by reference.
	(xviii)	Form of Nineteenth Amendment to the Custodian Agreement (adding Aura AI Photonics ETF and VistaShares AI Computing Power ETF), previously filed with Post-Effective Amendment No. 199 on Form N-1A on July 29, 2026, and is incorporated herein by reference.
	(xix)	Twentieth Amendment to the Custodian Agreement (adding Wermers Quantitative U.S. Large Cap ETF) – to be filed by amendment.
	(xx)	Twenty-First Amendment to the Custodian Agreement (adding NestYield Ultra-Short Enhanced Treasury Income ETF) – to be filed by amendment.
	(xxi)	Twenty-Second Amendment to the Custodian Agreement (adding Silvia Anti-Money Printer ETF, Silvia Best Ideas ETF, Silvia Bitcoin + Treasury mNAV Discount ETF, Silvia World’s Richest Man ETF, and Silvia NVDA CEO Interview ETF) – to be filed by amendment.
(h)	(i)	Amended and Restated Fund Administration Servicing Agreement between the Registrant, Tidal ETF Services, LLC and Tidal Investments LLC, previously filed with Post-Effective Amendment No. 128 on Form N-1A on August 18, 2025 and is incorporated herein by reference.
(i) First Amendment to the Amended and Restated Fund Administration Servicing Agreement (adding Stoneport Advisors Commodity Long Short ETF and NovaTide Flexible Allocation ETF), previously filed with Post-Effective Amendment No. 142 on Form N-1A on October 23, 2025 and is incorporated herein by reference.
(ii) Second Amendment to the Amended and Restated Fund Administration Servicing Agreement (adding VistaShares BitBonds 1-3 Yr Enhanced Weekly Distribution Option Income ETF, VistaShares BitBonds 5 Yr Enhanced Weekly Distribution Option Income ETF, VistaShares BitBonds 10 Yr Enhanced Weekly Distribution Option Income ETF and VistaShares BitBonds 20 Yr Enhanced Weekly Distribution Option Income ETF, VistaShares Bitcoin Treasury Income ETF, VistaShares Ethereum Treasury Income ETF, VistaShares Ethereum Treasury ETF, VistaShares IPO and Income ETF, VistaShares Target 15TM International Innovators Distribution ETF, VistaShares Target 15TM European High Dividend Payers Distribution ETF, VistaShares Target 15TM Global 100 Distribution ETF, VistaShares Target 15TM S&P 100 Distribution ETF, Fundstrat Granny Shots US Small- & Mid-Cap ETF and Fundstrat Granny Shots US Large Cap & Income ETF), previously filed with Post-Effective Amendment No. 146 on Form N-1A on November 11, 2025 and is incorporated herein by reference.

	(iii)	Third Amendment to the Amended and Restated Fund Administration Servicing Agreement (adding VistaShares DIVBoost Dividend Nobles Distribution ETF, VistaShares DIVBoost Dividend Kings Distribution ETF, VistaShares DIVBoost Sector Distribution ETF, VistaShares DIVBoost Utilities Distribution ETF, VistaShares DIVBoost High Yield Bond Distribution ETF, VistaShares DIVBoost REIT Distribution ETF, VistaShares DIVBoost Energy Distribution ETF, VistaShares TEPRTantrum Contrarian Select ETF, VistaShares Target 15 TEPRTantrum Contrarian Distribution ETF, VistaShares TPLoeb Event Driven Select ETF, VistaShares Target 15 TPLoeb Event Driven Distribution ETF, VistaShares TIGR Cub NextGen Select ETF, VistaShares Target 15 TIGR Cub NextGen Distribution ETF, VistaShares LAFFTech Select ETF, VistaShares Target 15 LAFFTech Distribution ETF, VistaShares HRVD Select ETF, VistaShares Target 15 HRVD Distribution ETF, VistaShares GATE Endowment Select ETF, VistaShares Target 15 GATE Endowment Distribution ETF, VistaShares Gulf Sovereign Select ETF, VistaShares Target 15 Gulf Sovereign Distribution ETF, VistaShares Nordic Wealth Select ETF and VistaShares Target 15 Nordic Wealth Distribution ETF), previously filed with Post-Effective Amendment No. 160 on Form N-1A on January 7, 2026 and is incorporated herein by reference.
	(iv)	Fourth Amendment to the Amended and Restated Fund Administration Servicing Agreement (adding RCN Pareto Strategic Allocation ETF and U.S. Defense ETF), previously filed with Post-Effective Amendment No. 177 on Form N-1A on March 23, 2026, and is incorporated herein by reference.
	(v)	Fifth Amendment to the Amended and Restated Fund Administration Servicing Agreement (adding Worth Charting Options Income ETF and Alki Consolidated Income ETF), previously filed with Post-Effective Amendment No. 182 on Form N-1A on April 23, 2026 and is incorporated herein by reference.
	(vi)	Sixth Amendment to the Amended and Restated Fund Administration Servicing Agreement (adding VistaShares Space Supercycle ETF, VistaShares Robotics Supercycle ETF, VistaShares Defense Supercycle ETF, VistaShares ShieldTM S&P 500 Enhanced Protection ETF, VistaShares ShieldTM International Enhanced Protection ETF, VistaShares ShieldTM Emerging Markets Enhanced Protection ETF, VistaShares ShieldTM US Small Cap Enhanced Protection ETF, VistaShares ShieldTM Nasdaq 100 Enhanced Protection ETF, VistaShares ShieldTM Diversified Growth Enhanced Protection ETF, VistaShares ShieldTM Diversified Commodities Enhanced Protection ETF and VistaShares ShieldTM Diversified Income Enhanced Protection ETF), previously filed with Post-Effective Amendment No. 197 on Form N-1A on July 10, 2026 and is incorporated herein by reference.
	(vii)	Form of Seventh Amendment to the Amended and Restated Fund Administration Servicing Agreement (adding Aura AI Photonics ETF and VistaShares AI Computing Power ETF), previously filed with Post-Effective Amendment No. 199 on Form N-1A on July 29, 2026, and is incorporated herein by reference.
	(viii)	Eighth Amendment to the Amended and Restated Fund Administration Servicing Agreement (adding Wermers Quantitative U.S. Large Cap ETF) – to be filed by amendment.
	(ix)	Ninth Amendment to the Amended and Restated Fund Administration Servicing Agreement (adding NestYield Ultra-Short Enhanced Treasury Income ETF) – to be filed by amendment.
	(x)	Tenth Amendment to the Amended and Restated Fund Administration Servicing Agreement (adding Silvia Anti-Money Printer ETF, Silvia Best Ideas ETF, Silvia Bitcoin + Treasury mNAV Discount ETF, Silvia World’s Richest Man ETF, and Silvia NVDA CEO Interview ETF) – to be filed by amendment.
(ii)	Transfer Agent Agreement between Registrant and U.S. Bancorp Fund Services, LLC, previously filed with Post-Effective Amendment No. 45 on Form N-1A on July 16, 2024 and is incorporated herein by reference.
	(i)	First Amendment to the Transfer Agency Agreement (adding Rockefeller Opportunistic Municipal Bond ETF, Rockefeller California Municipal Bond ETF, Rockefeller New York Municipal Bond ETF, Rockefeller U.S. Small-Mid Cap ETF, Rockefeller Global Equity ETF, TradersAI Large Cap Equity & Cash ETF, 4E Quality Growth ETF and GammaRoad Market Navigation ETF, previously filed with Post-Effective Amendment No. 48 on Form N-1A on August 5, 2024 and is incorporated herein by reference.
	(ii)	Second Amendment to the Transfer Agency Agreement (adding Impact Shares Women’s Empowerment ETF, Impact Shares NAACP Minority Empowerment ETF, VistaShares Artificial Intelligence Supercycle ETF and VistaShares Electrification Supercycle ETF, previously filed with Post-Effective Amendment No. 59 on Form N-1A on September 6, 2024 and is incorporated herein by reference.
	(iii)	Fourth Amendment to the Transfer Agency Agreement (adding Fundstrat Granny Shots US Large Cap ETF, Ned Davis Research 360º Dynamic Allocation ETF, Ned Davis Research 360º Core Equity ETF, Ninepoint North American Energy Independence ETF and Ninepoint Energy Income ETF), previously filed with Post-Effective Amendment No. 64 on Form N-1A on October 15, 2024 and is incorporated herein by reference.
	(iv)	Fifth Amendment to the Transfer Agency Agreement (adding The Beehive ETF,NestYield Total Return Guard ETF, NestYield Dynamic Income Shield ETF, NestYield Visionary ETF andUSCF Daily Target 2X Copper Index ETF), previously filed with Post-Effective Amendment No. 80 on Form N-1A on December 9, 2024 and is incorporated herein by reference.
	(v)	Sixth Amendment to the Transfer Agency Agreement (adding Battleshares™ NVDA vs INTC ETF, Battleshares™ AMZN vs M ETF, Battleshares™ COIN vs WFC ETF, Battleshares™ MSTR vs JPM ETF, Battleshares™ NFLX vs CMCSA ETF, Battleshares™ LLY vs YUM ETF, and Battleshares™ GOOGL vs NYT ETF), previously filed with Post-Effective Amendment No. 91 on Form N-1A on January 13, 2025, and is incorporated herein by reference.

(vi)	Seventh Amendment to the Transfer Agency Agreement (adding World Dynamic Momentum Leaders ETF, VistaShares Target 15 Berkshire Select Income ETF, VistaShares Target 15 USA Momentum Income ETF, VistaShares Target 15 USA Value Income ETF, VistaShares Target 15 USA Quality Income ETF and VistaShares Target 15 USA Low Volatility Income ETF), previously filed with Post-Effective Amendment No. 96 on Form N-1A on January 23, 2025 and is incorporated herein by reference.
(vii)	Eighth Amendment to the Transfer Agency Agreement (adding Intech S&P Large Cap Diversified Alpha ETF, Intech S&P Small-Mid Cap Diversified Alpha ETF and MRP SynthEquity ETF), previously filed with Post-Effective Amendment No. 113 on Form N-1A on May 21, 2025 and is incorporated herein by reference.
(viii)	Ninth Amendment to the Transfer Agency Agreement (adding Alpha Brands™ Consumption Leaders ETF, VistaShares Animal Spirits Strategy ETF and VistaShares Animal Spirits Daily 2X Strategy ETF), previously filed with Post-Effective Amendment No. 113 on Form N-1A on May 21, 2025 and is incorporated herein by reference.
(ix)	Eleventh Amendment to the Transfer Agency Agreement (adding Defiance Bitcoin vs Ether ETF, Defiance Ether vs Bitcoin ETF, Defiance Bitcoin vs Gold ETF, Defiance Gold vs Bitcoin ETF, VistaShares ACKtivist Select ETF, VistaShares Target 15 ACKtivist Distribution ETF, VistaShares BigShort Select ETF, VistaShares Target 15 BigShort Distribution ETF, VistaShares DRUKMacro Select ETF, VistaShares Target 15 DRUKMacro Distribution ETF and VistaShares Berkshire Select ETF), previously filed with Post-Effective Amendment No. 128 on Form N-1A on August 18, 2025 and is incorporated herein by reference.
(x)	Twelfth Amendment to the Transfer Agency Agreement (adding Stoneport Advisors Commodity Long Short ETF and NovaTide Flexible Allocation ETF), previously filed with Post-Effective Amendment No. 139 on Form N-1A on October 7, 2025 and is incorporated herein by reference.
(xi)	Thirteenth Amendment to the Transfer Agency Agreement (adding Fundstrat Granny Shots US Small- & Mid-Cap ETF and Fundstrat Granny Shots US Large Cap & Income ETF), previously filed with Post-Effective Amendment No. 146 on Form N-1A on November 11, 2025 and is incorporated herein by reference.
(xii)	Fourteenth Amendment to the Transfer Agency Agreement (adding VistaShares BitBonds 1-3 Yr Enhanced Weekly Distribution Option Income ETF, VistaShares BitBonds 5 Yr Enhanced Weekly Distribution Option Income ETF, VistaShares BitBonds 10 Yr Enhanced Weekly Distribution Option Income ETF and VistaShares BitBonds 20 Yr Enhanced Weekly Distribution Option Income ETF, VistaShares Bitcoin Treasury Income ETF, VistaShares Ethereum Treasury Income ETF, VistaShares Ethereum Treasury ETF, VistaShares IPO and Income ETF, VistaShares Target 15™ International Innovators Distribution ETF, VistaShares Target 15™ European High Dividend Payers Distribution ETF, VistaShares Target 15™ Global 100 Distribution ETF and VistaShares Target 15™ S&P 100 Distribution ETF), previously filed with Post-Effective Amendment No. 160 on Form N-1A on January 7, 2026 and is incorporated herein by reference.
(xiii)	Fifteenth Amendment to the Transfer Agency Agreement (adding VistaShares DIVBoost Dividend Nobles Distribution ETF, VistaShares DIVBoost Dividend Kings Distribution ETF, VistaShares DIVBoost Sector Distribution ETF, VistaShares DIVBoost Utilities Distribution ETF, VistaShares DIVBoost High Yield Bond Distribution ETF, VistaShares DIVBoost REIT Distribution ETF, VistaShares DIVBoost Energy Distribution ETF, VistaShares TEPRTantrum Contrarian Select ETF, VistaShares Target 15 TEPRTantrum Contrarian Distribution ETF, VistaShares TPLoeb Event Driven Select ETF, VistaShares Target 15 TPLoeb Event Driven Distribution ETF, VistaShares TIGR Cub NextGen Select ETF, VistaShares Target 15 TIGR Cub NextGen Distribution ETF, VistaShares LAFFTech Select ETF, VistaShares Target 15 LAFFTech Distribution ETF, VistaShares HRVD Select ETF, VistaShares Target 15 HRVD Distribution ETF, VistaShares GATE Endowment Select ETF, VistaShares Target 15 GATE Endowment Distribution ETF, VistaShares Gulf Sovereign Select ETF, VistaShares Target 15 Gulf Sovereign Distribution ETF, VistaShares Nordic Wealth Select ETF and VistaShares Target 15 Nordic Wealth Distribution ETF), previously filed with Post-Effective Amendment No. 160 on Form N-1A on January 7, 2026 and is incorporated herein by reference.
(xiv)	Sixteenth Amendment to the Transfer Agency Agreement (adding RCN Pareto Strategic Allocation ETF and U.S. Defense ETF), previously filed with Post-Effective Amendment No. 180 on Form N-1A on April 6, 2026, and is incorporated herein by reference.
(xv)	Seventeenth Amendment to the Transfer Agency Agreement (adding Worth Charting Options Income ETF and Alki Consolidated Income ETF), previously filed with Post-Effective Amendment No. 182 on Form N-1A on April 23, 2026 and is incorporated herein by reference.
(xvi)	Eighteenth Amendment to the Transfer Agency Agreement (adding Alki Consolidated Income ETF, VistaShares Space Supercycle ETF, VistaShares Robotics Supercycle ETF, VistaShares Defense Supercycle ETF, VistaShares ShieldTM S&P 500 Enhanced Protection ETF, VistaShares ShieldTM International Enhanced Protection ETF, VistaShares ShieldTM Emerging Markets Enhanced Protection ETF, VistaShares ShieldTM US Small Cap Enhanced Protection ETF, VistaShares ShieldTM Nasdaq 100 Enhanced Protection ETF, VistaShares ShieldTM Diversified Growth Enhanced Protection ETF, VistaShares ShieldTM Diversified Commodities Enhanced Protection ETF and VistaShares ShieldTM Diversified Income Enhanced Protection ETF), previously filed with Post-Effective Amendment No. 197 on Form N-1A on July 10, 2026 and is incorporated herein by reference.

	(xvii)	Form of Nineteenth Amendment to the Transfer Agency Agreement (adding Aura AI Photonics ETF and VistaShares AI Computing Power ETF), previously filed with Post-Effective Amendment No. 199 on Form N-1A on July 29, 2026, and is incorporated herein by reference.
	(xviii)	Twentieth Amendment to the Transfer Agency Agreement (adding Wermers Quantitative U.S. Large Cap ETF) – to be filed by amendment.
	(xix)	Twenty-First Amendment to the Transfer Agency Agreement (adding NestYield Ultra-Short Enhanced Treasury Income ETF) – to be filed by amendment.
	(xx)	Twenty-Second Amendment to the Transfer Agency Agreement (adding Silvia Anti-Money Printer ETF, Silvia Best Ideas ETF, Silvia Bitcoin + Treasury mNAV Discount ETF, Silvia World’s Richest Man ETF, and Silvia NVDA CEO Interview ETF) – to be filed by amendment.
(iii)	Fund Accounting Agreement between Registrant and U.S. Bancorp Fund Services, LLC, previously filed with Post-Effective Amendment No. 45 on Form N-1A on July 16, 2024 and is incorporated herein by reference.
	(i)	First Amendment to the Fund Accounting Agreement (adding Rockefeller Opportunistic Municipal Bond ETF, Rockefeller California Municipal Bond ETF, Rockefeller New York Municipal Bond ETF, Rockefeller U.S. Small-Mid Cap ETF, Rockefeller Global Equity ETF, TradersAI Large Cap Equity & Cash ETF, 4E Quality Growth ETF and GammaRoad Market Navigation ETF, previously filed with Post-Effective Amendment No. 48 on Form N-1A on August 5, 2024 and is incorporated herein by reference.
	(ii)	Second Amendment to the Fund Accounting Agreement (adding Impact Shares Women’s Empowerment ETF, Impact Shares NAACP Minority Empowerment ETF, VistaShares Artificial Intelligence Supercycle ETF and VistaShares Electrification Supercycle ETF, previously filed with Post-Effective Amendment No. 59 on Form N-1A on September 6, 2024 and is incorporated herein by reference.
	(iii)	Fourth Amendment to the Fund Accounting Agreement (adding Fundstrat Granny Shots US Large Cap ETF, Ned Davis Research 360º Dynamic Allocation ETF, Ned Davis Research 360º Core Equity ETF, Ninepoint North American Energy Independence ETF and Ninepoint Energy Income ETF), previously filed with Post-Effective Amendment No. 64 on Form N-1A on October 15, 2024 and is incorporated herein by reference.
	(iv)	Fifth Amendment to the Fund Accounting Agreement (adding The BeeHive ETF,NestYield Total Return Guard ETF, NestYield Dynamic Income Shield ETF, NestYield Visionary ETF andUSCF Daily Target 2X Copper Index ETF), previously filed with Post-Effective Amendment No. 80 on Form N-1A on December 9, 2024 and is incorporated herein by reference.
	(v)	Sixth Amendment to the Fund Accounting Agreement (adding Battleshares™ NVDA vs INTC ETF, Battleshares™ AMZN vs M ETF, Battleshares™ COIN vs WFC ETF, Battleshares™ MSTR vs JPM ETF, Battleshares™ NFLX vs CMCSA ETF, Battleshares™ LLY vs YUM ETF, and Battleshares™ GOOGL vs NYT ETF), previously filed with Post-Effective Amendment No. 91 on Form N-1A on January 13, 2025, and is incorporated herein by reference.
	(vi)	Seventh Amendment to the Fund Accounting Agreement (adding World Dynamic Momentum Leaders ETF, VistaShares Target 15 Berkshire Select Income ETF, VistaShares Target 15 USA Momentum Income ETF, VistaShares Target 15 USA Value Income ETF, VistaShares Target 15 USA Quality Income ETF and VistaShares Target 15 USA Low Volatility Income ETF), previously filed with Post-Effective Amendment No. 96 on Form N-1A on January 23, 2025 and is incorporated herein by reference.
	(vii)	Eighth Amendment to the Fund Accounting Agreement (adding Intech S&P Large Cap Diversified Alpha ETF, Intech S&P Small-Mid Cap Diversified Alpha ETF and MRP SynthEquity ETF), previously filed with Post-Effective Amendment No. 113 on Form N-1A on May 21, 2025 and is incorporated herein by reference.
	(viii)	Ninth Amendment to the Fund Accounting Agreement (adding Alpha Brands™ Consumption Leaders ETF, VistaShares Animal Spirits Strategy ETF and VistaShares Animal Spirits Daily 2X Strategy ETF), previously filed with Post-Effective Amendment No. 113 on Form N-1A on May 21, 2025 and is incorporated herein by reference.
	(ix)	Eleventh Amendment to the Fund Accounting Agreement (adding Defiance Bitcoin vs Ether ETF, Defiance Ether vs Bitcoin ETF, Defiance Bitcoin vs Gold ETF, Defiance Gold vs Bitcoin ETF, VistaShares ACKtivist Select ETF, VistaShares Target 15 ACKtivist Distribution ETF, VistaShares BigShort Select ETF, VistaShares Target 15 BigShort Distribution ETF, VistaShares DRUKMacro Select ETF, VistaShares Target 15 DRUKMacro Distribution ETF and VistaShares Berkshire Select ETF), previously filed with Post-Effective Amendment No. 128 on Form N-1A on August 18, 2025 and is incorporated herein by reference.
	(x)	Twelfth Amendment to the Fund Accounting Agreement (adding Stoneport Advisors Commodity Long Short ETF and NovaTide Flexible Allocation ETF), previously filed with Post-Effective Amendment No. 139 on Form N-1A on October 7, 2025 and is incorporated herein by reference.
	(xi)	Thirteenth Amendment to the Fund Accounting Agreement (adding Fundstrat Granny Shots US Small- & Mid-Cap ETF and Fundstrat Granny Shots US Large Cap & Income ETF), previously filed with Post-Effective Amendment No. 146 on Form N-1A on November 11, 2025 and is incorporated herein by reference.
	(xii)	Fourteenth Amendment to the Fund Accounting Agreement (adding VistaShares BitBonds 1-3 Yr Enhanced Weekly Distribution Option Income ETF, VistaShares BitBonds 5 Yr Enhanced Weekly Distribution Option Income ETF, VistaShares BitBonds 10 Yr Enhanced Weekly Distribution Option Income ETF and VistaShares BitBonds 20 Yr Enhanced Weekly Distribution Option Income ETF, VistaShares Bitcoin Treasury Income ETF, VistaShares Ethereum Treasury Income ETF, VistaShares Ethereum Treasury ETF, VistaShares IPO and Income ETF, VistaShares Target 15™ International Innovators Distribution ETF, VistaShares Target 15™ European High Dividend Payers Distribution ETF, VistaShares Target 15™ Global 100 Distribution ETF and VistaShares Target 15™ S&P 100 Distribution ETF), previously filed with Post-Effective Amendment No. 161 on Form N-1A on January 8, 2026 and is incorporated herein by reference.

(xiii)	Fifteenth Amendment to the Fund Accounting Agreement (adding VistaShares DIVBoost Dividend Nobles Distribution ETF, VistaShares DIVBoost Dividend Kings Distribution ETF, VistaShares DIVBoost Sector Distribution ETF, VistaShares DIVBoost Utilities Distribution ETF, VistaShares DIVBoost High Yield Bond Distribution ETF, VistaShares DIVBoost REIT Distribution ETF, VistaShares DIVBoost Energy Distribution ETF, VistaShares TEPRTantrum Contrarian Select ETF, VistaShares Target 15 TEPRTantrum Contrarian Distribution ETF, VistaShares TPLoeb Event Driven Select ETF, VistaShares Target 15 TPLoeb Event Driven Distribution ETF, VistaShares TIGR Cub NextGen Select ETF, VistaShares Target 15 TIGR Cub NextGen Distribution ETF, VistaShares LAFFTech Select ETF, VistaShares Target 15 LAFFTech Distribution ETF, VistaShares HRVD Select ETF, VistaShares Target 15 HRVD Distribution ETF, VistaShares GATE Endowment Select ETF, VistaShares Target 15 GATE Endowment Distribution ETF, VistaShares Gulf Sovereign Select ETF, VistaShares Target 15 Gulf Sovereign Distribution ETF, VistaShares Nordic Wealth Select ETF and VistaShares Target 15 Nordic Wealth Distribution ETF), previously filed with Post-Effective Amendment No. 160 on Form N-1A on January 7, 2026 and is incorporated herein by reference.
(xiv)	Sixteenth Amendment to the Fund Accounting Agreement (adding RCN Pareto Strategic Allocation ETF and U.S. Defense ETF), previously filed with Post-Effective Amendment No. 180 on Form N-1A on April 6, 2026, and is incorporated herein by reference.
(xv)	Seventeenth Amendment to the Fund Accounting Agreement (adding Worth Charting Options Income ETF and Alki Consolidated Income ETF), previously filed with Post-Effective Amendment No. 182 on Form N-1A on April 23, 2026 and is incorporated herein by reference.
(xvi)	Eighteenth Amendment to the Fund Accounting Agreement (adding Alki Consolidated Income ETF, VistaShares Space Supercycle ETF, VistaShares Robotics Supercycle ETF, VistaShares Defense Supercycle ETF, VistaShares ShieldTM S&P 500 Enhanced Protection ETF, VistaShares ShieldTM International Enhanced Protection ETF, VistaShares ShieldTM Emerging Markets Enhanced Protection ETF, VistaShares ShieldTM US Small Cap Enhanced Protection ETF, VistaShares ShieldTM Nasdaq 100 Enhanced Protection ETF, VistaShares ShieldTM Diversified Growth Enhanced Protection ETF, VistaShares ShieldTM Diversified Commodities Enhanced Protection ETF and VistaShares ShieldTM Diversified Income Enhanced Protection ETF), previously filed with Post-Effective Amendment No. 197 on Form N-1A on July 10, 2026 and is incorporated herein by reference.
(xvii)	Form of Nineteenth Amendment to the Fund Accounting Agreement (adding Aura AI Photonics ETF and VistaShares AI Computing Power ETF), previously filed with Post-Effective Amendment No. 199 on Form N-1A on July 29, 2026, and is incorporated herein by reference.
(xviii)	Twentieth Amendment to the Fund Accounting Agreement (adding Wermers Quantitative U.S. Large Cap ETF) – to be filed by amendment.
(xix)	Twenty-First Amendment to the Fund Accounting Agreement (adding NestYield Ultra-Short Enhanced Treasury Income ETF) – to be filed by amendment.
(xx)	Twenty-Second Amendment to the Fund Accounting Agreement (adding Silvia Anti-Money Printer ETF, Silvia Best Ideas ETF, Silvia Bitcoin + Treasury mNAV Discount ETF, Silvia World’s Richest Man ETF, and Silvia NVDA CEO Interview ETF) – to be filed by amendment.
(xxi)	Sub-License Agreement with Impact Shares, Corp dated July 17, 2018, as amended, is incorporated herein by reference to Post-Effective Amendment No. 8 to Registrant’s Registration Statement on Form N-1A, File No. 333-221764, previously filed on August 23, 2019.
(xxii)	Powers of Attorney, previously filed with Post-Effective Amendment No. 39 on Form N-1A on May 22, 2024 and is incorporated herein by reference.
(xxiii)	Form of ETF Support Agreement by and among Tidal Investments LLC, Tidal ETF Services, LLC, and one or more fund sponsor(s), previously filed with Post-Effective Amendment No. 118 on Form N-1A on May 30, 2025 and is incorporated herein by reference.
(xxiv)	Fee Waiver Agreement between the Adviser and the Trust (on behalf of the GammaRoad Market Navigation ETF), previously filed with Post-Effective Amendment No. 55 on Form N-1A on August 20, 2024 and is incorporated herein by reference.
(xxv)	Fee Waiver Agreement between the Adviser and the Trust (on behalf of the Ned Davis Research 360º Dynamic Allocation ETF), previously filed with Post-Effective Amendment No. 64 on Form N-1A on October 15, 2024 and is incorporated herein by reference.

		(xxvi)	Fee Waiver Agreement between the Adviser and the Trust (on behalf of the NestYield Total Return Guard ETF, NestYield Dynamic Income ETF and NestYield Visionary ETF), previously filed with Post-Effective Amendment No. 85 on Form N-1A on December 20, 2024 and is incorporated herein by reference.
		(xxvii)	Rule 12d1-4 Fund of Funds Investment Agreement between the Trust (on behalf of certain series of the Trust) and between Northern Lights Fund Trust III (on behalf of certain series), previously filed with Post-Effective Amendment No. 171 on Form N-1A on February 13, 2026 and is incorporated herein by reference.
(i)	(i)	Opinion of legal counsel relating to Impact Shares NAACP Minority Empowerment ETF, dated July 9, 2018, is incorporated herein by reference to Pre-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-1A, File No. 333-221764, filed on July 10, 2018.
	(ii)	Opinion of legal counsel relating to Impact Shares Women’s Empowerment ETF, dated August 22, 2018, is incorporated herein by reference to Post-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-1A, File No. 333-221764, filed on August 22, 2018.
	(iii)	Opinion and Consent of Counsel (for the Rockefeller Opportunistic Municipal Bond ETF, Rockefeller California Municipal Bond ETF and Rockefeller New York Municipal Bond ETF), previously filed with Post-Effective Amendment No. 49 on Form N-1A on August 5, 2024 and is incorporated herein by reference.
	(iv)	Opinion and Consent of Counsel (for Rockefeller U.S. Small-Mid Cap ETF and Rockefeller Global Equity ETF), previously filed with Post-Effective Amendment No. 57 on Form N-1A on August 23, 2024 and is incorporated herein by reference.
	(v)	Opinion and Consent of Counsel (for the VistaShares Artificial Intelligence Supercycle ETF and VistaShares Electrification Supercycle ETF), previously filed with Post-Effective Amendment No. 61 on Form N-1A on September 13, 2024 and is incorporated herein by reference.
	(vi)	Opinion and Consent of Counsel (for the Fundstrat Granny Shots US Large Cap ETF), previously filed with Post-Effective Amendment No. 67 on Form N-1A on October 21, 2024 and is incorporated herein by reference.
	(vii)	Opinion and Consent of Counsel (for Ned Davis Research 360º Dynamic Allocation ETF and Ned Davis Research 360º Core Equity ETF), previously filed with Post-Effective Amendment No. 64 on Form N-1A on October 15, 2024 and is incorporated herein by reference.
	(viii)	Opinion and Consent of Counsel (for Ninepoint North American Energy Independence ETF and Ninepoint Energy Income ETF), previously filed with Post-Effective Amendment No. 66 on Form N-1A on October 18, 2024 and is incorporated herein by reference.
	(ix)	Opinion and Consent of Counsel (for The Beehive ETF), previously filed with Post-Effective Amendment No. 80 on Form N-1A on December 9, 2024 and is incorporated herein by reference.
	(x)	Opinion and Consent of Counsel (for NestYield Total Return Guard ETF, NestYield Dynamic Income ETF and NestYield Visionary ETF), previously filed with Post-Effective Amendment No. 85 on Form N-1A on December 20, 2024 and is incorporated herein by reference.
	(xi)	Opinion and Consent of Counsel (for USCF Daily Target 2X Copper Index ETF), previously filed with Post-Effective Amendment No. 94 on Form N-1A on January 17, 2025 and is incorporated herein by reference.
	(xii)	Opinion and Consent of Counsel (for Battleshares™ NVDA vs INTC ETF, Battleshares™ AMZN vs M ETF, Battleshares™ COIN vs WFC ETF, Battleshares™ MSTR vs JPM ETF, Battleshares™ NFLX vs CMCSA ETF, Battleshares™ LLY vs YUM ETF and Battleshares™ GOOGL vs NYT ETF), previously filed with Post-Effective Amendment No. 96 on Form N-1A on January 23, 2025 and is incorporated herein by reference.
	(xiii)	Opinion and Consent of Counsel (for Intech S&P Large Cap Diversified Alpha ETF and Intech S&P Small-Mid Cap Diversified Alpha ETF), previously filed with Post-Effective Amendment No. 101 on Form N-1A on February 26, 2025 and is incorporated herein by reference.
	(xiv)	Opinion and Consent of Counsel (for World Dynamic Momentum Leaders ETF), previously filed with Post-Effective Amendment No. 98 on Form N-1A on January 27, 2025 and is incorporated herein by reference.
	(xv)	Opinion and Consent of Counsel (for MRP SynthEquity ETF), previously filed with Post-Effective Amendment No. 102 on Form N-1A on February 26, 2025 and is incorporated herein by reference.
	(xvi)	Opinion and Consent of Counsel (for VistaShares Target 15 Berkshire Select Income ETF, VistaShares Target 15 USA Momentum Income ETF, VistaShares Target 15 USA Value Income ETF, VistaShares Target 15 USA Quality Income ETF and VistaShares Target 15 USA Low Volatility Income ETF), previously filed with Post-Effective Amendment No. 103 on Form N-1A on February 28, 2025 and is incorporated herein by reference.
	(xvii)	Opinion and Consent of Counsel (for Alpha Brands™ Consumption Leaders ETF), previously filed with Post-Effective Amendment No. 113 on Form N-1A on May 21, 2025 and is incorporated herein by reference.
	(xviii)	Opinion and Consent of Counsel (for VistaShares Animal Spirits Strategy ETF and VistaShares Animal Spirits Daily 2X Strategy ETF), previously filed with Post-Effective Amendment No. 118 on Form N-1A on May 30, 2025 and is incorporated herein by reference.
	(xix)	Opinion and Consent of Counsel (for Defiance Bitcoin vs Ether ETF, Defiance Ether vs Bitcoin ETF, Defiance Bitcoin vs Gold ETF and Defiance Gold vs Bitcoin ETF), previously filed with Post-Effective Amendment No. 176 on Form N-1A on March 16, 2026, and is incorporated herein by reference.

(xx)	Opinion and Consent of Counsel (for VistaShares ACKtivist Select ETF, VistaShares Target 15 ACKtivist Distribution ETF, VistaShares BigShort Select ETF, VistaShares Target 15 BigShort Distribution ETF, VistaShares DRUKMacro Select ETF, VistaShares Target 15 DRUKMacro Distribution ETF and VistaShares Berkshire Select ETF), previously filed with Post-Effective Amendment No. 128 on Form N-1A on August 18, 2025 and is incorporated herein by reference.
(xxi)	Opinion and Consent of Counsel (for Stoneport Advisors Commodity Long Short ETF), previously filed with Post-Effective Amendment No. 134 on Form N-1A on September 12, 2025 and is incorporated herein by reference.
(xxii)	Opinion and Consent of Counsel (for NovaTide Flexible Allocation ETF), previously filed with Post-Effective Amendment No. 135 on Form N-1A on September 12, 2025 and is incorporated herein by reference.
(xxiii)	Opinion and Consent of Counsel (for VistaShares BitBonds 1-3 Yr Enhanced Weekly Distribution ETF, VistaShares BitBonds 5 Yr Enhanced Weekly Distribution ETF, VistaShares BitBonds 10 Yr Enhanced Weekly Distribution ETF and VistaShares BitBonds 20 Yr Enhanced Weekly Distribution ETF), previously filed with Post-Effective Amendment No. 153 on Form N-1A on November 26, 2025 and is incorporated herein by reference.
(xxiv)	Opinion and Consent of Counsel (for Fundstrat Granny Shots US Small- & Mid-Cap ETF and Fundstrat Granny Shots US Large Cap & Income ETF), previously filed with Post-Effective Amendment No. 146 on Form N-1A on November 11, 2025 and is incorporated herein by reference.
(xxv)	Opinion and Consent of Counsel (VistaShares Bitcoin Treasury Income ETF, VistaShares Ethereum Treasury Income ETF, VistaShares Ethereum Treasury ETF and VistaShares IPO and Income ETF), previously filed with Post-Effective Amendment No. 154 on Form N-1A on December 1, 2025 and is incorporated herein by reference.
(xxvi)	Opinion and Consent of Counsel (for VistaShares Target 15TM International Innovators Distribution ETF, VistaShares Target 15TM European High Dividend Payers Distribution ETF, VistaShares Target 15TM Global 100 Distribution ETF, and VistaShares Target 15TM S&P 100 Distribution ETF), previously filed with Post-Effective Amendment No. 152 on Form N-1A on November 26, 2025 and is incorporated herein by reference.
(xxvii)	Opinion and Consent of Counsel (for VistaShares DIVBoost Dividend Nobles Distribution ETF, VistaShares DIVBoost Dividend Kings Distribution ETF, VistaShares DIVBoost Sector Distribution ETF, VistaShares DIVBoost Utilities Distribution ETF, VistaShares DIVBoost High Yield Bond Distribution ETF, VistaShares DIVBoost REIT Distribution ETF and VistaShares DIVBoost Energy Distribution ETF), previously filed with Post-Effective Amendment No. 161 on Form N-1A on January 8, 2026 and is incorporated herein by reference.
(xxviii)	Opinion and Consent of Counsel (for VistaShares TEPRTantrum Contrarian Select ETF, VistaShares Target 15 TEPRTantrum Contrarian Distribution ETF, VistaShares TPLoeb Event Driven Select ETF, VistaShares Target 15 TPLoeb Event Driven Distribution ETF, VistaShares TIGR Cub NextGen Select ETF, VistaShares Target 15 TIGR Cub NextGen Distribution ETF, VistaShares LAFFTech Select ETF, and VistaShares Target 15 LAFFTech Distribution ETF), previously filed with Post-Effective Amendment No. 164 on Form N-1A on January 16, 2026 and is incorporated herein by reference.
(xxix)	Opinion and Consent of Counsel (for VistaShares HRVD Select ETF, VistaShares Target 15 HRVD Distribution ETF, VistaShares GATE Endowment Select ETF, VistaShares Target 15 GATE Endowment Distribution ETF, VistaShares Gulf Sovereign Select ETF, VistaShares Target 15 Gulf Sovereign Distribution ETF, VistaShares Nordic Wealth Select ETF and VistaShares Target 15 Nordic Wealth Distribution ETF), previously filed with Post-Effective Amendment No. 168 on Form N-1A on January 26, 2026 and is incorporated herein by reference.
(xxx)	Opinion and Consent of Counsel (for RCN Pareto Strategic Allocation ETF), previously filed with Post-Effective Amendment No. 177 on Form N-1A on March 23, 2026, and is incorporated herein by reference.
(xxxi)	Opinion and Consent of Counsel (for U.S. Defense ETF), previously filed with Post-Effective Amendment No. 180 on Form N-1A on April 6, 2026, and is incorporated herein by reference.
(xxxii)	Opinion and Consent of Counsel (for Worth Charting Options Income ETF), previously filed with Post-Effective Amendment No. 182 on Form N-1A on April 23, 2026 and is incorporated herein by reference.
(xxxiii)	Opinion and Consent of Counsel (for Alki Consolidated Income ETF), previously filed with Post-Effective Amendment No. 194 on Form N-1A on June 16, 2026 and is incorporated herein by reference.
(xxxiv)	Opinion and Consent of Counsel (for VistaShares Space Supercycle ETF, VistaShares Robotics Supercycle ETF, and VistaShares Defense Supercycle ETF), previously filed with Post-Effective Amendment No. 197 on Form N-1A on July 10, 2026 and is incorporated herein by reference.
(xxxv)	Opinion and Consent of Counsel (for VistaShares ShieldTM S&P 500 Enhanced Protection ETF, VistaShares ShieldTM International Enhanced Protection ETF, VistaShares ShieldTM Emerging Markets Enhanced Protection ETF, VistaShares ShieldTM US Small Cap Enhanced Protection ETF, VistaShares ShieldTM Nasdaq 100 Enhanced Protection ETF, VistaShares ShieldTM Diversified Growth Enhanced Protection ETF, VistaShares ShieldTM Diversified Commodities Enhanced Protection ETF and VistaShares ShieldTM Diversified Income Enhanced Protection ETF), previously filed with Post-Effective Amendment No. 203 on Form N-1A on September 9, 2026 and is incorporated herein by reference.
(xxxvi)	Opinion and Consent of Counsel (for Aura AI Photonics ETF), previously filed with Post-Effective Amendment No. 199 on Form N-1A on July 29, 2026, and is incorporated herein by reference.
(xxxvii)	Opinion and Consent of Counsel (adding VistaShares AI Computing Power ETF) – to be filed by amendment.
(xxxviii)	Opinion and Consent of Counsel (for Wermers Quantitative U.S. Large Cap ETF) – to be filed by amendment.

	(xxxix)	Opinion and Consent of Counsel (for NestYield Ultra-Short Enhanced Treasury Income ETF) – to be filed by amendment.
	(xl)	Opinion and Consent of Counsel (for Silvia Anti-Money Printer ETF, Silvia Best Ideas ETF, Silvia Bitcoin + Treasury mNAV Discount ETF, Silvia World’s Richest Man ETF, and Silvia NVDA CEO Interview ETF) – to be filed by amendment.
(j)	Not applicable.
(k)	Not applicable.
(l)	Not applicable.
(m)	Amended and Restated Rule 12b-1 Distribution Plan, previously filed with Post-Effective Amendment No. 197 on Form N-1A on July 10, 2026 and is incorporated herein by reference.
(n)	Not applicable.
(o)	Reserved.
(p)	(i)	Code of Ethics for Tidal Trust III, previously filed with Post-Effective Amendment No. 159 on Form N-1A on December 23, 2025 and is incorporated herein by reference.
	(ii)	Code of Ethics for Tidal Investments LLC, previously filed with Post-Effective Amendment No. 152 on Form N-1A on November 26, 2025 and is incorporated herein by reference.
	(iii)	Code of Ethics for Foreside Fund Services, LLC – not applicable per Rule 17j-1(c)(3).
	(iv)	Code of Ethics for Rockefeller Capital Management, previously filed with Post-Effective Amendment No. 195 on Form N-1A on June 5, 2026 and is incorporated herein by reference.
	(v)	Code of Ethics for Traders A.I., Inc., previously filed with Post-Effective Amendment No. 48 on Form N-1A on August 5, 2024 and is incorporated herein by reference.
	(vi)	Code of Ethics for Route 20 Private Wealth Inc., previously filed with Post-Effective Amendment No. 59 on Form N-1A on September 6, 2024 and is incorporated herein by reference.
	(vii)	Code of Ethics for VistaShares Advisors LLC, previously filed with Post-Effective Amendment No. 177 on Form N-1A on March 23, 2026, and is incorporated herein by reference.
	(viii)	Code of Ethics for Ned Davis Research Inc., previously filed with Post-Effective Amendment No. 64 on Form N-1A on October 15, 2024 and is incorporated herein by reference.
	(ix)	Code of Ethics for Ninepoint Partners LP, previously filed with Post-Effective Amendment No. 64 on Form N-1A on October 15, 2024 and is incorporated herein by reference.
	(x)	Code of Ethics for Fundstrat Capital, LLC, previously filed with Post-Effective Amendment No. 146 on Form N-1A on November 11, 2025 and is incorporated herein by reference.
	(xi)	Code of Ethics for Cannell & Spears LLC, previously filed with Post-Effective Amendment No. 110 on Form N-1A on April 28, 2025 and is incorporated herein by reference.
	(xii)	Code of Ethics for Harmonic Capital, LLC, previously filed with Post-Effective Amendment No. 135 on Form N-1A on September 12, 2025 and is incorporated herein by reference.
	(xiii)	Code of Ethics for Nest Egg ETFs, LLC, previously filed with Post-Effective Amendment No. 119 on Form N-1A on May 30, 2025 and is incorporated herein by reference.
	(xiv)	Code of Ethics for USCF Advisers LLC, previously filed with Post-Effective Amendment No. 94 on Form N-1A on January 17, 2025 and is incorporated herein by reference.
	(xv)	Code of Ethics for AlphaQuest LLC, previously filed with Post-Effective Amendment No. 95 on Form N-1A on January 17, 2025 and is incorporated herein by reference.
	(xvi)	Code of Ethics for Intech Investment Management LLC, previously filed with Post-Effective Amendment No. 195 on Form N-1A on June 5, 2026 and is incorporated herein by reference.
	(xvii)	Code of Ethics for Measured Risk Portfolios, Inc., previously filed with Post-Effective Amendment No. 102 on Form N-1A on February 26, 2025 and is incorporated herein by reference.
	(xviii)	Code of Ethics for Accuvest Global Advisors Inc., previously filed with Post-Effective Amendment No. 113 on Form N-1A on May 21, 2025 and is incorporated herein by reference.
	(xix)	Code of Ethics for RCN Wealth Advisors, Inc., previously filed with Post-Effective Amendment No. 177 on Form N-1A on March 23, 2026, and is incorporated herein by reference.
	(xx)	Code of Ethics for Worth Charting Group LLC, previously filed with Post-Effective Amendment No. 182 on Form N-1A on April 23, 2026 and is incorporated herein by reference.
	(xxi)	Code of Ethics for Hohimer Wealth Management, LLC, previously filed with Post-Effective Amendment No. 194 on Form N-1A on June 16, 2026 and is incorporated herein by reference.
	(xxii)	Code of Ethics for Wermers Quantitative Partners, LLC – to be filed by amendment.
	(xxiii)	Code of Ethics for ProCap Investment Advisers, LLC – to be filed by amendment.

Item 29.	Persons Controlled by or under Common Control with Registrant.

Not Applicable.

Item 30. Indemnification

Reference is made to Article IV of the Registrant’s Third Amended and Restated Agreement and Declaration of Trust. The general effect of this provision is to indemnify the Trustees, officers, employees and other agents of the Trust who are parties pursuant to any proceeding by reason of their actions performed in their scope of service on behalf of the Trust.

Pursuant to Rule 484 under the Securities Act of 1933, as amended (the Securities Act), the Registrant furnishes the following undertaking: Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser

Each of the investment advisers and investment sub-advisers to one or more of the Funds is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The list required by this Item 31 of officers and directors of each adviser/sub-adviser together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to the respective Schedules A and D of Form ADV filed by each such firm pursuant to the Advisers Act. Each adviser’s/sub-adviser’s state of organization and SEC Advisers Act file number is noted below.

Investment Adviser	SEC File No.
Tidal Investments LLC (f/k/a Toroso Investments, LLC)	801-76857

Investment Sub-Advisers
Impact Shares Corp.	801-112391
Unity Wealth Partners LLC	801-130370
Rockefeller Global Investment Management, a division of Rockefeller & Co. LLC	801-113009
Traders A.I., Inc.	801-130642
Route 20 Private Wealth Inc.	801-130981
VistaShares Advisors LLC	801-130962
Fundstrat Capital, LLC	801-131012
Ned Davis Research Inc.	801-60241
Ninepoint Partners LP	801-111715
Cannell & Spears LLC	801-67401
Harmonic Capital, LLC	801-132705
Nest Egg ETFs, LLC	801-131316
USCF Advisers LLC	801-79985
AlphaQuest LLC	801-108500
Intech Investment Management LLC	801-60987
Measured Risk Portfolios, Inc.	801-80124
Accuvest Global Advisors Inc.	801-68887
RCN Wealth Advisors, Inc.	801-135338
Worth Charting Group LLC	801-135744
Hohimer Wealth Management, LLC	801-114746
ProCap Investment Advisers, LLC	[ ]

Item 32. Foreside Fund Services, LLC

Item 32(a)	Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:
1.	AB Active ETFs, Inc.
2.	ABS Long/Short Strategies Fund

3.	ActivePassive Core Bond ETF, Series of Trust for Professional Managers
4.	ActivePassive Intermediate Municipal Bond ETF, Series of Trust for Professional Managers
5.	ActivePassive International Equity ETF, Series of Trust for Professional Managers
6.	ActivePassive U.S. Equity ETF, Series of Trust for Professional Managers
7.	AdvisorShares Trust
8.	AFA Private Credit Fund
9.	AGF Investments Trust
10.	AIM ETF Products Trust
11.	Alexis Practical Tactical ETF, Series of Listed Funds Trust
12.	AlphaCentric Prime Meridian Income Fund
13.	Alternative Strategies Income Fund
14.	American Century ETF Trust
15.	AMG ETF Trust
16.	Amplify ETF Trust
17.	Applied Finance Dividend Fund, Series of World Funds Trust
18.	Applied Finance Explorer Fund, Series of World Funds Trust
19.	Applied Finance Select Fund, Series of World Funds Trust
20.	Ardian Access LLC
21.	ARK ETF Trust
22.	ARK Venture Fund
23.	Bitwise Funds Trust
24.	BondBloxx ETF Trust
25.	Bramshill Multi-Strategy Income Fund, Series of Investment Managers Series Trust
26.	Bridgeway Funds, Inc.
27.	Brinker Capital Destinations Trust
28.	Brookfield Real Assets Income Fund Inc.
29.	Build Funds Trust
30.	Calamos Convertible and High Income Fund
31.	Calamos Convertible Opportunities and Income Fund
32.	Calamos Dynamic Convertible and Income Fund
33.	Calamos Global Dynamic Income Fund
34.	Calamos Global Total Return Fund
35.	Calamos Strategic Total Return Fund
36.	Carlyle Tactical Private Credit Fund
37.	Cascade Private Capital Fund
38.	Catalyst/Perini Strategic Income Fund
39.	CBRE Global Real Estate Income Fund
40.	Center Coast Brookfield MLP & Energy Infrastructure Fund
41.	Cliffwater Corporate Lending Fund
42.	Cliffwater Enhanced Lending Fund
43.	Coatue Innovative Strategies Fund
44.	Cohen & Steers ETF Trust
45.	Convergence Long/Short Equity ETF, Series of Trust for Professional Managers
46.	CrossingBridge Ultra-Short Duration ETF, Series of Trust for Professional Managers
47.	Curasset Capital Management Core Bond Fund, Series of World Funds Trust
48.	Curasset Capital Management Limited Term Income Fund, Series of World Funds Trust
49.	CYBER HORNET S&P 500® and Bitcoin 75/25 Strategy ETF, Series of CYBER HORNET Trust
50.	Davis Fundamental ETF Trust
51.	Defiance BMNR Option Income ETF, Series of ETF Series Solutions
52.	Defiance Connective Technologies ETF, Series of ETF Series Solutions
53.	Defiance Drone and Modern Warfare ETF, Series of ETF Series Solutions
54.	Defiance Quantum ETF, Series of ETF Series Solutions
55.	Defiance Retail Kings ETF, Series of ETF Series Solutions
56.	Denali Structured Return Strategy Fund
57.	Dodge & Cox Funds
58.	DoubleLine ETF Trust
59.	DoubleLine Income Solutions Fund
60.	DoubleLine Opportunistic Credit Fund
61.	DoubleLine Yield Opportunities Fund
62.	DriveWealth ETF Trust

63.	EIP Investment Trust
64.	Ellington Income Opportunities Fund
65.	ETF Opportunities Trust
66.	Exchange Listed Funds Trust
67.	Exchange Place Advisors Trust
68.	FIS Trust
69.	FlexShares Trust
70.	Fortuna Hedged Bitcoin ETF, Series of Listed Funds Trust
71.	Forum Funds
72.	Forum Funds II
73.	Forum Real Estate Income Fund
74.	GMO ETF Trust
75.	GoldenTree Opportunistic Credit Fund
76.	Gramercy Emerging Markets Debt Fund, Series of Investment Managers Series Trust
77.	Grayscale Funds Trust
78.	Guinness Atkinson Funds
79.	Harbor ETF Trust
80.	Harris Oakmark ETF Trust
81.	Hawaiian Tax-Free Trust
82.	Horizon Kinetics Blockchain Development ETF, Series of Listed Funds Trust
83.	Horizon Kinetics Energy and Remediation ETF, Series of Listed Funds Trust
84.	Horizon Kinetics Inflation Beneficiaries ETF, Series of Listed Funds Trust
85.	Horizon Kinetics Japan Owner Operator ETF, Series of Listed Funds Trust
86.	Horizon Kinetics Medical ETF, Series of Listed Funds Trust
87.	Horizon Kinetics SPAC Active ETF, Series of Listed Funds Trust
88.	Horizon Kinetics Texas ETF, Series of Listed Funds Trust
89.	Innovator ETFs Trust
90.	Ironwood Institutional Multi-Strategy Fund LLC
91.	Ironwood Multi-Strategy Fund LLC
92.	Jensen Quality Growth ETF, Series of Trust for Professional Managers
93.	John Hancock Exchange-Traded Fund Trust
94.	Kurv ETF Trust
95.	Lazard Active ETF Trust
96.	LDR Real Estate Value-Opportunity Fund, Series of World Funds Trust
97.	Lone Peak Value Fund, Series of World Funds Trust
98.	Mairs & Power Balanced Fund, Series of Trust for Professional Managers
99.	Mairs & Power Growth Fund, Series of Trust for Professional Managers
100.	Mairs & Power Minnesota Municipal Bond ETF, Series of Trust for Professional Managers
101.	Mairs & Power Small Cap Fund, Series of Trust for Professional Managers
102.	Manor Investment Funds
103.	MoA Funds Corporation
104.	Moerus Worldwide Fund, Series of Northern Lights Fund Trust IV
105.	Morgan Stanley ETF Trust
106.	Morgan Stanley Pathway Large Cap Equity ETF, Series of Morgan Stanley Pathway Funds
107.	Morgan Stanley Pathway Small-Mid Cap Equity ETF, Series of Morgan Stanley Pathway Funds
108.	Morningstar Funds Trust
109.	NEOS ETF Trust
110.	Niagara Income Opportunities Fund
111.	NXG Cushing® Midstream Energy Fund
112.	NXG NextGen Infrastructure Income Fund
113.	OTG Latin American Fund, Series of World Funds Trust
114.	Overlay Shares Core Bond ETF, Series of Listed Funds Trust
115.	Overlay Shares Foreign Equity ETF, Series of Listed Funds Trust
116.	Overlay Shares Hedged Large Cap Equity ETF, Series of Listed Funds Trust
117.	Overlay Shares Large Cap Equity ETF, Series of Listed Funds Trust
118.	Overlay Shares Municipal Bond ETF, Series of Listed Funds Trust
119.	Overlay Shares Short Term Bond ETF, Series of Listed Funds Trust
120.	Overlay Shares Small Cap Equity ETF, Series of Listed Funds Trust
121.	Palmer Square Funds Trust
122.	Palmer Square Opportunistic Income Fund

123.	Partners Group Private Income Opportunities, LLC
124.	Perkins Discovery Fund, Series of World Funds Trust
125.	Philotimo Focused Growth and Income Fund, Series of World Funds Trust
126.	Plan Investment Fund, Inc.
127.	Point Bridge America First ETF, Series of ETF Series Solutions
128.	Precidian ETFs Trust
129.	Rareview 2x Bull Cryptocurrency & Precious Metals ETF, Series of Collaborative Investment Series Trust
130.	Rareview Dynamic Fixed Income ETF, Series of Collaborative Investment Series Trust
131.	Rareview Systematic Equity ETF, Series of Collaborative Investment Series Trust
132.	Rareview Tax Advantaged Income ETF, Series of Collaborative Investment Series Trust
133.	Rareview Total Return Bond ETF, Series of Collaborative Investment Series Trust
134.	Renaissance Capital Greenwich Funds
135.	REX ETF Trust
136.	Reynolds Funds, Inc.
137.	RMB Investors Trust
138.	Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
139.	Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
140.	Roundhill Ball Metaverse ETF, Series of Listed Funds Trust
141.	Roundhill Cannabis ETF, Series of Listed Funds Trust
142.	Roundhill ETF Trust
143.	Roundhill Magnificent Seven ETF, Series of Listed Funds Trust
144.	Roundhill Sports Betting & iGaming ETF, Series of Listed Funds Trust
145.	Roundhill Video Games ETF, Series of Listed Funds Trust
146.	Rule One Fund, Series of World Funds Trust
147.	Russell Investments Exchange Traded Funds
148.	Securian AM Real Asset Income Fund, Series of Investment Managers Series Trust
149.	Six Circles Trust
150.	Sound Shore Fund, Inc.
151.	SP Funds Trust
152.	Sparrow Funds
153.	Spear Alpha ETF, Series of Listed Funds Trust
154.	STF Tactical Growth & Income ETF, Series of Listed Funds Trust
155.	STF Tactical Growth ETF, Series of Listed Funds Trust
156.	Strategic Trust
157.	Strategy Shares
158.	Swan Hedged Equity US Large Cap ETF, Series of Listed Funds Trust
159.	Tekla World Healthcare Fund
160.	Tema ETF Trust
161.	The 2023 ETF Series Trust
162.	The Community Development Fund
163.	The Cook & Bynum Fund, Series of World Funds Trust
164.	The Private Shares Fund
165.	The SPAC and New Issue ETF, Series of Collaborative Investment Series Trust
166.	Third Avenue Trust
167.	Third Avenue Variable Series Trust
168.	Tidal Trust I
169.	Tidal Trust II
170.	Tidal Trust III
171.	Tidal Trust IV
172.	TIFF Investment Program
173.	Timothy Plan High Dividend Stock ETF, Series of The Timothy Plan
174.	Timothy Plan International ETF, Series of The Timothy Plan
175.	Timothy Plan Market Neutral ETF, Series of The Timothy Plan
176.	Timothy Plan US Large/Mid Cap Core ETF, Series of The Timothy Plan
177.	Timothy Plan US Small Cap Core ETF, Series of The Timothy Plan
178.	Total Fund Solution
179.	Touchstone ETF Trust
180.	Trailmark Series Trust
181.	T-Rex 2X Inverse Bitcoin Daily Target ETF, Series of World Funds Trust
182.	T-Rex 2x Inverse Ether Daily Target ETF, Series of World Funds Trust

183.	T-Rex 2X Long Bitcoin Daily Target ETF, Series of World Funds Trust
184.	T-Rex 2x Long Ether Daily Target ETF
185.	U.S. Global Investors Funds
186.	Union Street Partners Value Fund, Series of World Funds Trust
187.	Vest Bitcoin Strategy Managed Volatility Fund, Series of World Funds Trust
188.	Vest S&P 500® Dividend Aristocrats Target Income Fund, Series of World Funds Trust
189.	Vest US Large Cap 10% Buffer Strategies Fund, Series of World Funds Trust
190.	Vest US Large Cap 20% Buffer Strategies Fund, Series of World Funds Trust
191.	Virtus Stone Harbor Emerging Markets Income Fund
192.	Volatility Shares Trust
193.	WEBs ETF Trust
194.	Wedbush Series Trust
195.	Wellington Global Multi-Strategy Fund
196.	Wilshire Mutual Funds, Inc.
197.	Wilshire Variable Insurance Trust
198.	WisdomTree Trust
199.	XAI Octagon Floating Rate & Alternative Income Term Trust

Item 32(b)	The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is 190 Middle Street, Suite 301, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant

Teresa Cowan	190 Middle Street, Suite 301 Portland, ME 04101	President/Manager	None
Chris Lanza	190 Middle Street, Suite 301 Portland, ME 04101	Vice President	None
Kate Macchia	190 Middle Street, Suite 301 Portland, ME 04101	Vice President	None
Alicia Strout	190 Middle Street, Suite 301 Portland, ME 04101	Vice President and Chief Compliance Officer	None
Gabriel E. Edelman	190 Middle Street, Suite 301 Portland, ME 04101	Secretary	None
Susan L. LaFond	190 Middle Street, Suite 301 Portland, ME 04101	Treasurer	None
Weston Sommers	190 Middle Street, Suite 301 Portland, ME 04101	Financial and Operations Principal and Chief Financial Officer	None

Item 32(c)	Not applicable.

Item 33. Location of Accounts and Records

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the following locations:

Records Relating to:	Are located at:
(1)	Impact Shares, Corp, 5950 Berkshire Lane, Suite 1420, Dallas, Texas 75225
(2)	Tidal Investments LLC (formerly Toroso Investments, LLC), 234 West Florida Street, Suite 700, Milwaukee, Wisconsin 53204
(3)	Tidal ETF Services LLC, 234 West Florida Street, Suite 700, Milwaukee, Wisconsin 53204
(4)	U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Milwaukee, Wisconsin 53202
(5)	U.S. Bank, National Association, 1555 N. Rivercenter Drive, Milwaukee, Wisconsin 53212
(6)	Foreside Fund Services, LLC, 190 Middle Street, Suite 301, Portland, Maine 04101
(7)	Unity Wealth Partners LLC, 4050 W. Metropolitan Dr., Suite 150, Orange, CA 92868
(8)	Rockefeller Global Investment Management (a division of Rockefeller & Co. LLC), 510 Madison Avenue, 21st Floor, New York, NY 10022

(9)	Traders A.I., Inc., 10300 Eaton Pl, Suite 440/448, Fairfax, VA 22030
(10)	Route 20 Private Wealth Inc., 401 East Las Olas Boulevard, Suite 1400, Fort Lauderdale, Florida 33301
(11)	VistaShares Advisors LLC, 1111B S Governors Avenue, Suite 20096, Dover, Delaware 19904
(12)	Fundstrat Capital, LLC, 150 East 52nd Street, New York, NY 10022
(13)	Ned Davis Research Inc., 3665 Bee Ridge Road, Suite 306 Sarasota, Florida 34233
(14)	Ninepoint Partners LP, Royal Bank Plaza, South Tower, Toronto, Ontario M5J 2J1
(15)	Cannell & Spears LLC, 545 Madison Avenue, 11th Floor, New York, New York 10022
(16)	Harmonic Capital, LLC, 444 North Wabash Ave, Chicago, IL 60611
(17)	Nest Egg ETFs, LLC., 8141 2nd Street, Suite 330, Downey, California 90241
(18)	USCF Advisers LLC, 1850 Mt. Diablo Blvd. Suite 640, Walnut Creek, CA 94596
(19)	AlphaQuest LLC, 126 East 56th Street, 25th Floor, New York, New York 10022
(20)	Intech Investment Management LLC, 250 S. Australian Avenue, Suite 1700, West Palm Beach, Florida 33401
(21)	Measured Risk Portfolios, Inc., 5230 Carroll Canyon Road, Suite 224, San Diego, CA 92121
(22)	Accuvest Global Advisors Inc., 3575 N. 100 E. Suite 350, Provo, UT 84604
(23)	RCN Wealth Advisors, Inc., 116 Terrapin Ln. Stevensville, MD 21666
(24)	Worth Charting Group LLC, located at 445 Park Avenue, 9th Floor, New York, New York 10022
(25)	Hohimer Wealth Management, LLC, One Union Square 600 University Street, Suite 2401, Seattle, WA 98101
(26)	Wermers Quantitative Partners, LLC, [ ]
(27)	ProCap Investment Advisers, LLC, 600 Lexington Avenue, New York, New York 10022

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 208 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of Milwaukee, State of Wisconsin, on October 23, 2026.

Tidal Trust III

/s/ Eric W. Falkeis
Eric W. Falkeis President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities indicated on October 23, 2026.

	Signature	Title

	/s/ Eric W. Falkeis	President, Principal Executive Officer and Trustee
Eric W. Falkeis

	/s/ Monica H. Byrd*	Trustee
Monica H. Byrd

	/s/ Pamela Cytron*	Trustee
Pamela Cytron

	/s/ Lawrence Jules*	Trustee
Lawrence Jules

	/s/ Ethan Powell*	Trustee
Ethan Powell

	/s/ Aaron Perkovich	Treasurer, Principal Financial Officer and Principal Accounting Officer
Aaron Perkovich

*By:	/s/ Eric W. Falkeis
Eric W. Falkeis, Attorney in Fact
By Power of Attorney